                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-10321
                                   ------------


                        RIVERSOURCE MANAGERS SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 Ameriprise Financial Center, Minneapolis, Minnesota            55474
--------------------------------------------------------------------------------
          (Address of principal executive offices)                    (Zip code)


  Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 671-1947
                                                    -----------------

Date of fiscal year end:      5/31
                         --------------
Date of reporting period:    11/30
                         --------------

Semiannual Report

                                                       RIVERSOURCE [LOGO](SM)
                                                             INVESTMENTS


   RIVERSOURCE(SM)
   AGGRESSIVE GROWTH FUND

   SEMIANNUAL REPORT FOR
   THE PERIOD ENDED
   NOV. 30, 2006

>  RIVERSOURCE AGGRESSIVE GROWTH
   FUND SEEKS TO PROVIDE
   SHAREHOLDERS WITH LONG-TERM
   CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot ...........................................................    3

Performance Summary .....................................................    5

Questions & Answers with Portfolio Management ...........................    7

Investments in Securities ...............................................   12

Financial Statements ....................................................   17

Notes to Financial Statements ...........................................   20

Fund Expenses Example ...................................................   37

Proxy Voting ............................................................   39

                                    [LOGO]
                                 DALBAR RATED
                                     2006
                               FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


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2  RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT

FUND SNAPSHOT AT NOV. 30, 2006

FUND OVERVIEW

RiverSource Aggressive Growth Fund invests in equity securities of medium-sized U.S. companies. Medium-sized companies are those whose market capitalization at the time of purchase falls within the range of the Russell Midcap(R) Growth Index. Although the fund invests primarily in medium-sized companies, the Fund may also invest in companies of any size or capitalization.

SECTOR BREAKDOWN*

Percentage of portfolio assets

Other(1)                                13.7%
Financials                               7.3%
Health Care                             11.4%
Telecommunication Services              12.4%              [PIE CHART]
Information Technology                  21.8%
Consumer Discretionary                  18.8%
Industrials                             14.6%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Energy 5.8%, Materials 2.5%, Consumer Staples 1.5%, Utilities
      0.5% and Cash & Cash Equivalents(2) 3.4%.

(2) Of the 3.4%, 1.9% is due to security lending activity and 1.5% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

NII Holdings                            4.3%
Thermo Fisher Scientific                2.6%
Precision Castparts                     2.5%
Intl Game Technology                    2.2%
American Tower Cl A                     2.0%
Leap Wireless Intl                      1.8%
Coach                                   1.8%
McDermott Intl                          1.7%
NVIDIA                                  1.7%
Las Vegas Sands                         1.6%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investments in mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.


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RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT  3

FUND SNAPSHOT AT NOV. 30, 2006

STYLE MATRIX

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
                       LARGE
                   X   MEDIUM   SIZE
                       SMALL

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

TURNER INVESTMENT PARTNERS, INC.

                                                             YEARS IN INDUSTRY
Christopher McHugh                                                   21
Jason Schrotberger                                                   13
Tara Hedlund                                                         12

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

Glenn Fogle, CFA                                                     19
David Holland                                                         8

FUND FACTS

                                           TICKER SYMBOL      INCEPTION DATE
Class A                                        ASGFX               4/24/03
Class B                                        ARGBX               4/24/03
Class C                                           --               4/24/03
Class I                                        APAIX                3/4/04
Class Y                                           --               4/24/03

Total net assets                                            $576.9 million

Number of holdings                                                     160


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4  RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON
                 For the six-month period ended Nov. 30, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Aggressive Growth Fund Class A (excluding sales charge)              +2.51%
Russell Midcap(R) Growth Index(1) (unmanaged)                                    +8.43%
Lipper Mid-Cap Growth Funds Index(2)                                             +6.48%

(1) The Russell Midcap Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices.

(2) The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.



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 RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AS OF NOV. 30, 2006

                                                                                  SINCE
Without sales charge               6 MONTHS*       1 YEAR         3 YEARS       INCEPTION
Class A (inception 4/24/03)          +2.51%        +8.21%         +10.05%        +18.10%
Class B (inception 4/24/03)          +1.96%        +7.34%          +9.18%        +17.17%
Class C (inception 4/24/03)          +1.96%        +7.34%          +9.18%        +17.17%
Class I (inception 3/4/04)           +2.61%        +8.39%            N/A          +8.77%
Class Y (inception 4/24/03)          +2.62%        +8.42%         +10.24%        +18.31%
With sales charge
Class A (inception 4/24/03)          -3.37%        +1.99%          +7.90%        +16.17%
Class B (inception 4/24/03)          -3.04%        +2.34%          +8.05%        +16.62%
Class C (inception 4/24/03)          +0.96%        +6.34%          +9.18%        +17.17%

AS OF DEC. 31, 2006

                                                                                  SINCE
Without sales charge               6 MONTHS*       1 YEAR         3 YEARS       INCEPTION
Class A (inception 4/24/03)          +2.46%        +7.61%          +9.84%        +17.55%
Class B (inception 4/24/03)          +2.15%        +6.86%          +9.07%        +16.69%
Class C (inception 4/24/03)          +2.15%        +6.86%          +9.07%        +16.69%
Class I (inception 3/4/04)           +2.55%        +7.92%            N/A          +8.43%
Class Y (inception 4/24/03)          +2.56%        +7.83%         +10.09%        +17.76%
With sales charge
Class A (inception 4/24/03)          -3.43%        +1.41%          +7.70%        +15.68%
Class B (inception 4/24/03)          -2.85%        +1.86%          +7.93%        +16.15%
Class C (inception 4/24/03)          +1.15%        +5.86%          +9.07%        +16.69%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class Y shares. These share classes are available to institutional investors only.

*     Not annualized


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6  RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RiverSource Aggressive Growth Fund's Class A shares returned 2.51% (excluding sales charge) for the semiannual annual period ended Nov. 30, 2006, underperforming the Fund's benchmark, the Russell Midcap(R) Growth Index (Russell Index), which rose 8.43%. For the same period, the Fund lagged its peer group, as represented by the Lipper Mid-Cap Growth Funds Index, which advanced 6.48%. American Century Investment Management, Inc. (American Century) and Turner Investment Partners, Inc. (Turner) each managed approximately 50% of the Fund's portfolio as of Nov. 30, 2006.

The specific stocks mentioned are for illustrative purposes only and are not a complete list of stocks that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

Q: What factors affected performance for your portion of the Fund during the semiannual period?

      AMERICAN CENTURY: Our portion of the Fund struggled early in the six-month period along with the entire equity market. Concern that the Federal Reserve (the Fed) had failed to halt inflation and that rising interest rates might cause a recession triggered a market sell-off from mid-May until mid-July. Markets subsequently rebounded as the Fed paused its two-year string of rate hikes in early August and inflation moderated. By the end of November, broad market indices had posted gains for five consecutive months.


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RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT  7

QUESTIONS & ANSWERS

      During and immediately following the market sell-off, investors shifted away from sectors that had performed well in early 2006 - namely industrials, materials and energy. Positioning in those sectors had boosted the performance for our portion of the Fund in the prior six-month period. We maintained positions in those sectors somewhat longer than many other investors, who moved into consumer-oriented and technology stocks as the summer progressed. As a result, our portion of the Fund's performance lagged during this market transition.

      In addition, energy stocks suffered in late summer as crude oil prices declined substantially. More than any factor, our portion of the Fund's exposure to the energy sector negatively affected results during the six-month period.

      MORE THAN ANY FACTOR, OUR PORTION OF THE FUND'S EXPOSURE TO THE ENERGY SECTOR NEGATIVELY AFFECTED RESULTS DURING THE SIX-MONTH PERIOD.

                                                          - AMERICAN CENTURY

      Conversely, we continued to reap benefits from investments in the wireless telecommunications industry, where we have focused on two companies that provide wireless services to the Latin American market. This positioning more than compensated for our portion of the Fund's energy exposure on a total return basis. Our portfolio segment also benefited from technology and consumer-oriented investments and from holdings in the industrials sector, particularly in aerospace and defense.

      TURNER: Within our segment of the Fund, materials and processing was the only industry that added to return relative to the Russell Index. A key contributor was Precision Castparts, a global manufacturer of complex metal components/products serving the aerospace, power generation, automotive and general industrial markets. The stock's advance was driven by solid revenues in the forged products business due to better-than-expected growth. The stock also benefited from positive news on the integration of Special Metals Corp. which was acquired in May 2006. Aerospace markets remain robust and we believe Precision Castparts is well positioned to continue its above-average revenue and margin performance.


------------------------------------------------------------------------------

8  RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

      Information technology and financials were the largest detractors from the Fund's performance. Within technology, we normally favor stocks with the highest growth profiles and these were particularly weak performers during the period. At the stock level, JDS Uniphase, a company that manufactures and designs products for fiber optic communication and test equipment, declined during the period. However, we believe JDS Uniphase has three drivers that make it a promising opportunity: restructuring, a new management team and the strength of its test measurement and optical businesses. Silicon Laboratories, Rackable Systems and Red Hat were also damaging to our portion of the Fund's technology results for the period and are no longer in the portfolio. Silicon Laboratories faces near-term challenges to its wireless business. Rackable Systems provided disappointing earnings guidance early in the period. The stock of this data storage provider declined significantly as its end market deteriorated quickly and pricing pressures loomed. Red Hat experienced a decline in billings and also faces competitive pressures.

      In the financials sector, CheckFree Corp. was a significant detractor. Though we maintain positive expectations for online billpay adoption, Checkfree posted disappointing second quarter results due to several factors, some of which were seasonal, but others could persist, specifically the decelerating pace of billpay adoption by existing online banking users. Consequently, we sold the position.

Q: What changes did you make to your portion of the Fund's portfolio during the period?

      AMERICAN CENTURY: We increased the health care, consumer discretionary and information technology weightings during the period, while reducing exposure to energy, industrials and materials stocks.

      At the same time, we devoted more investment resources to wireless telecommunications, an industry that now accounts for about one-fifth of the overall holdings in our portfolio segment.

      TURNER: In line with our investment philosophy, we kept our segment of the portfolio sector neutral compared to the Russell Index. This means that sectors in our portion of the portfolio were closely aligned with the Russell Index. However, we made a few adjustments to the industry weights during the six-month period. We eliminated positions in the trucks/construction/farm machinery, information technology services and coal industries. We established


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RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT  9

QUESTIONS & ANSWERS

      positions in hospital/nursing management and specialty foods/candy. We increased weightings in semiconductors and specialty telecommunications and decreased weightings in regional banks, services to the health industry and packaged software.

Q: How do you intend to manage your portion of the Fund in the coming months?

      AMERICAN CENTURY: Our portion of the Fund is designed as a long-term growth component of a diversified investment portfolio for investors who can tolerate significant short-term price fluctuations. Our process seeks to identify mid-sized companies with solid fundamental data that support accelerating earnings and revenue and whose stocks exhibit price momentum. We think the portfolio will perform well in a consistent, directional market, and we are encouraged by the market's behavior since the Fed paused its interest rate increases in August. Growth stocks traditionally have performed well after the Fed stops raising rates and we believe our process should work well in such an environment.

      TURNER: The past six months were difficult for our investment strategy. However, we are encouraged about the outlook for the types of companies in which we invest. The increase in merger and acquisition activity in 2006 should tend to support the equity markets as corporations tie their cash balances to fund acquisitions. We are also optimistic that the economy will achieve a "soft landing," where activity slows enough to cool spending and ease inflationary pressures, but not enough to cause a recession.

      INVESTMENT TERM

      SOFT LANDING: A term used to describe a rate of economic growth high enough to avoid recession but slow enough to avoid high inflation.


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10  RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

      We have a bottom-up perspective with regard to our research, and we continue to find stocks with healthy earnings growth that trade at reasonable valuations. As the economy slows a bit, we believe it is possible for valuations to expand for stocks of companies that can post above-market earnings growth. In our judgment, the companies that will perform best going forward should be those that increase their earnings most - growth companies.

      WE HAVE A BOTTOM-UP PERSPECTIVE WITH REGARD TO OUR RESEARCH, AND WE CONTINUE TO FIND STOCKS WITH HEALTHY EARNINGS GROWTH THAT TRADE AT REASONABLE VALUATIONS.
                                                                 - TURNER

      Our team of fundamental analysts continues to conduct bottom-up company research on mid-cap stocks. We currently favor stocks of companies in the biotechnology, computer communications, electronic production equipment, specialty foods/candy, hospital/nursing management, wireless telecommunications, semiconductors and investment banks/brokers industries.


------------------------------------------------------------------------------

RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT  11

INVESTMENTS IN SECURITIES

NOV. 30, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (97.1%)

ISSUER                                                    SHARES             VALUE(a)
AEROSPACE & DEFENSE (4.2%)
BE Aerospace                                             331,454(b)    $    8,687,409
Precision Castparts                                      188,899           14,254,319
Spirit Aerosystems Holdings Cl A                          50,862(b)         1,482,627
                                                                       --------------
Total                                                                      24,424,355
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.8%)
CH Robinson Worldwide                                     53,690            2,362,360
Expeditors Intl Washington                                49,000            2,216,760
                                                                       --------------
Total                                                                       4,579,120
-------------------------------------------------------------------------------------

AIRLINES (0.9%)
Continental Airlines Cl B                                 65,290(b)         2,653,386
US Airways Group                                          41,020(b)         2,328,295
                                                                       --------------
Total                                                                       4,981,681
-------------------------------------------------------------------------------------

AUTOMOBILES (1.1%)
Harley-Davidson                                           85,835            6,332,048
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (2.2%)
Alexion Pharmaceuticals                                   33,020(b)         1,429,106
Celgene                                                  135,869(b)         7,571,978
Digene                                                    28,745(b)         1,468,870
MedImmune                                                 64,640(b)         2,113,082
                                                                       --------------
Total                                                                      12,583,036
-------------------------------------------------------------------------------------

CAPITAL MARKETS (3.5%)
Affiliated Managers Group                                 30,360(b,d)       3,100,060
Greenhill & Co                                            27,070            1,887,050
Northern Trust                                            48,360            2,754,586
SEI Investments                                           98,361            5,723,626
T Rowe Price Group                                       114,920            4,979,483
TD Ameritrade Holding                                     83,660            1,469,070
                                                                       --------------
Total                                                                      19,913,875
-------------------------------------------------------------------------------------

CHEMICALS (1.1%)
Agrium                                                    26,530(c)           818,185
Monsanto                                                 120,549            5,794,791
                                                                       --------------
Total                                                                       6,612,976
-------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                    SHARES             VALUE(a)
COMMERCIAL SERVICES & SUPPLIES (0.9%)
Corrections Corp of America                               44,032(b)    $    2,001,254
Monster Worldwide                                         67,030(b)         2,925,860
                                                                       --------------
Total                                                                       4,927,114
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.2%)
CommScope                                                 43,041(b)         1,298,547
F5 Networks                                               59,657(b)         4,462,940
Finisar                                                  442,910(b)         1,696,345
JDS Uniphase                                             167,772(b)         3,100,427
Juniper Networks                                         150,270(b)         3,199,248
Polycom                                                  100,860(b)         2,908,802
Research In Motion                                        13,861(b,c)       1,924,323
                                                                       --------------
Total                                                                      18,590,632
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.4%)
Apple Computer                                            66,661(b)         6,111,480
Network Appliance                                         88,680(b)         3,477,143
QLogic                                                   131,320(b)         2,921,870
SanDisk                                                   32,640(b)         1,449,216
                                                                       --------------
Total                                                                      13,959,709
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.6%)
Foster Wheeler                                           128,222(b)         6,923,988
Quanta Services                                          114,925(b)         2,106,575
                                                                       --------------
Total                                                                       9,030,563
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (2.0%)
IntercontinentalExchange                                  53,712(b)         5,277,204
Intl Securities Exchange Holdings                         28,207            1,500,048
NASDAQ Stock Market                                      122,299(b)         4,910,305
                                                                       --------------
Total                                                                      11,687,557
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.3%)
Allegheny Energy                                          32,905(b)         1,459,666
-------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

12  RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT

ISSUER                                                    SHARES               VALUE(a)
ELECTRICAL EQUIPMENT (2.5%)
ABB                                                       89,778(c)     $     1,449,724
ALSTOM                                                    26,306(b,c)         3,057,180
AMETEK                                                    90,495              2,951,042
Energy Conversion Devices                                 36,870(b)           1,407,697
General Cable                                             81,410(b)           3,459,925
Roper Inds                                                44,613              2,289,093
                                                                        ---------------
Total                                                                        14,614,661
---------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
Amphenol Cl A                                             31,684              2,158,631
Anixter Intl                                              26,262(b)           1,539,478
Daktronics                                                40,676              1,471,658
                                                                        ---------------
Total                                                                         5,169,767
---------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (4.1%)
Acergy                                                   107,038(b,c)         2,098,904
Aker Kvaerner                                             51,323(c)           5,867,486
Cameron Intl                                              45,880(b)           2,492,202
Core Laboratories                                         22,007(b,c)         1,946,739
Natl Oilwell Varco                                        47,300(b)           3,145,923
Smith Intl                                                80,220              3,398,119
Superior Energy Services                                  57,120(b)           1,860,398
TETRA Technologies                                       118,058(b)           3,050,619
                                                                        ---------------
Total                                                                        23,860,390
---------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.3%)
Safeway                                                   47,233              1,455,249
---------------------------------------------------------------------------------------

FOOD PRODUCTS (1.2%)
Bunge                                                     30,400              2,143,200
Campbell Soup                                             12,580                478,921
McCormick & Co                                            22,880                885,914
WM Wrigley Jr                                             68,930              3,614,688
                                                                        ---------------
Total                                                                         7,122,723
---------------------------------------------------------------------------------------

GAS UTILITIES (0.2%)
Questar                                                   15,950              1,375,688
---------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
Intuitive Surgical                                        16,820(b)           1,709,248
Mentor                                                    27,216              1,359,439
St. Jude Medical                                          63,720(b)           2,374,845
                                                                        ---------------
Total                                                                         5,443,532
---------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                    SHARES               VALUE(a)
HEALTH CARE PROVIDERS & SERVICES (1.6%)
DaVita                                                    32,360(b)     $     1,721,876
Henry Schein                                              27,570(b)           1,420,682
Laboratory Corp of America Holdings                       43,770(b)           3,098,916
Psychiatric Solutions                                     86,730(b)           3,156,104
                                                                        ---------------
Total                                                                         9,397,578
---------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (6.4%)
Ctrip.com Intl ADR                                        26,612(c)           1,477,498
Darden Restaurants                                        33,260              1,335,389
Hilton Hotels                                            144,720              4,751,158
Intl Game Technology                                     290,224             12,706,007
Las Vegas Sands                                          102,924(b)           9,423,721
WMS Inds                                                  78,790(b)           2,740,316
Wynn Resorts                                              51,040(d)           4,483,864
                                                                        ---------------
Total                                                                        36,917,953
---------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.1%)
Harman Intl Inds                                          27,880              2,895,059
Newell Rubbermaid                                         48,877              1,392,506
Tempur-Pedic Intl                                        111,173(b)           2,343,527
                                                                        ---------------
Total                                                                         6,631,092
---------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.7%)
McDermott Intl                                           186,866(b)           9,731,981
---------------------------------------------------------------------------------------

INSURANCE (0.7%)
American Financial Group                                  31,977              1,669,519
Arch Capital Group                                        39,632(b,c)         2,647,418
                                                                        ---------------
Total                                                                         4,316,937
---------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.3%)
NutriSystem                                               73,480(b,d)         5,073,794
VistaPrint                                                72,088(b)           2,401,251
                                                                        ---------------
Total                                                                         7,475,045
---------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (2.1%)
Akamai Technologies                                      148,859(b)           7,274,739
aQuantive                                                 73,940(b)           1,767,166
Digital River                                             24,440(b)           1,439,760
VeriSign                                                  70,560(b)           1,842,322
                                                                        ---------------
Total                                                                        12,323,987
---------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT  13

ISSUER                                                     SHARES                    VALUE(a)
IT SERVICES (3.8%)
Alliance Data Systems                                     141,537(b)          $     9,158,859
Cognizant Technology Solutions Cl A                        37,205(b)                3,034,440
Fiserv                                                     68,840(b)                3,518,412
Gartner                                                    76,022(b)                1,465,704
MoneyGram Intl                                             67,360                   2,054,480
Paychex                                                    70,880                   2,793,381
                                                                              ---------------
Total                                                                              22,025,276
---------------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (4.4%)
Applera-Applied Biosystems Group                           63,180(g)                2,302,279
Covance                                                    35,960(b)                2,152,925
Pharmaceutical Product Development                        177,075                   5,593,799
Thermo Fisher Scientific                                  346,113(b)               15,170,133
                                                                              ---------------
Total                                                                              25,219,136
---------------------------------------------------------------------------------------------

MACHINERY (1.4%)
Harsco                                                     27,160                   2,119,295
Manitowoc                                                  48,280                   2,908,387
Terex                                                      26,861(b)                1,504,753
Trinity Inds                                               36,849                   1,392,892
                                                                              ---------------
Total                                                                               7,925,327
---------------------------------------------------------------------------------------------

MARINE (0.5%)
American Commercial Lines                                  41,799(b)                2,898,343
---------------------------------------------------------------------------------------------

MEDIA (0.3%)
Focus Media Holding ADR                                    22,660(b,c)              1,614,978
---------------------------------------------------------------------------------------------

METALS & MINING (1.3%)
Allegheny Technologies                                     52,258                   4,684,930
Oregon Steel Mills                                         22,979(b)                1,446,298
Titanium Metals                                            49,463(b)                1,581,332
                                                                              ---------------
Total                                                                               7,712,560
---------------------------------------------------------------------------------------------

MULTILINE RETAIL (1.8%)
Big Lots                                                   68,938(b)                1,538,007
JC Penney                                                  48,440                   3,746,349
Kohl's                                                     41,623(b)                2,896,961
Nordstrom                                                  39,630                   1,942,663
                                                                              ---------------
Total                                                                              10,123,980
---------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                     SHARES                    VALUE(a)
OIL, GAS & CONSUMABLE FUELS (1.7%)
Quicksilver Resources                                      27,000(b)          $     1,142,370
Range Resources                                           146,035                   4,540,227
Southwestern Energy                                        31,950(b)                1,346,054
Williams Companies                                         98,110                   2,723,534
                                                                              ---------------
Total                                                                               9,752,185
---------------------------------------------------------------------------------------------

PHARMACEUTICALS (2.4%)
Allergan                                                   36,240                   4,224,859
Medicis Pharmaceutical Cl A                                38,870                   1,433,526
New River Pharmaceuticals                                  25,460(b,d)              1,249,577
Sepracor                                                   26,420(b)                1,474,500
Shire                                                     112,984(c)                2,263,469
Shire ADR                                                  52,090(c)                3,156,654
                                                                              ---------------
Total                                                                              13,802,585
---------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.3%)
Archstone-Smith Trust                                      24,692                   1,481,026
---------------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.8%)
CB Richard Ellis Group Cl A                               102,180(b)                3,364,787
Jones Lang LaSalle                                         16,299                   1,483,209
                                                                              ---------------
Total                                                                               4,847,996
---------------------------------------------------------------------------------------------

ROAD & RAIL (0.3%)
CSX                                                        40,560                   1,454,482
---------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.2%)
Cymer                                                      56,680(b)                2,678,130
FormFactor                                                 26,350(b)                  984,436
Integrated Device Technology                              112,630(b)                1,858,395
KLA-Tencor                                                103,610                   5,353,529
MEMC Electronic Materials                                 126,093(b)                5,018,501
NVIDIA                                                    262,727(b)                9,718,272
Silicon Laboratories                                       61,497(b)                1,981,433
Varian Semiconductor Equipment Associates                  54,515(b)                2,165,881
                                                                              ---------------
Total                                                                              29,758,577
---------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

14  RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT

ISSUER                                               SHARES                  VALUE(a)
SOFTWARE (4.3%)
Activision                                          155,380(b)           $  2,649,229
Electronic Arts                                      62,790(b)              3,506,822
Macrovision                                          71,008(b)              1,963,371
Mentor Graphics                                     133,025(b)              2,249,453
Nintendo                                             30,000(c)              7,153,965
Parametric Technology                                71,491(b)              1,384,066
Salesforce.com                                       93,010(b)              3,627,390
THQ                                                  67,061(b)              2,182,836
                                                                         ------------
Total                                                                      24,717,132
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (4.1%)
American Eagle Outfitters                            79,970                 3,613,045
Children's Place Retail Stores                       27,380(b)              1,766,558
GameStop Cl A                                       150,752(b)              8,449,649
GUESS?                                               56,450(b)              3,508,932
Limited Brands                                       89,890                 2,848,614
Office Depot                                         18,688(b)                707,528
Rent-A-Center                                       104,441(b)              2,855,417
                                                                         ------------
Total                                                                      23,749,743
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (2.9%)
Coach                                               236,899(b)             10,236,406
Polo Ralph Lauren                                    49,750                 3,890,450
Under Armour Cl A                                    51,838(b,d)            2,432,239
                                                                         ------------
Total                                                                      16,559,095
-------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                               SHARES                  VALUE(a)
WIRELESS TELECOMMUNICATION SERVICES (12.5%)
America Movil ADR Series L                          197,899(c)           $  8,800,569
American Tower Cl A                                 299,211(b)             11,331,121
Crown Castle Intl                                    75,960(b)              2,617,582
Leap Wireless Intl                                  185,280(b)             10,514,640
Millicom Intl Cellular                               51,810(b,c,d)          2,966,641
NII Holdings                                        381,031(b)             24,740,342
Rogers Communications Cl B                           33,081(c)              2,028,284
SBA Communications Cl A                             312,789(b)              8,873,824
                                                                         ------------
Total                                                                      71,873,003
-------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $484,442,430)                                                     $560,434,339
-------------------------------------------------------------------------------------

MONEY MARKET FUND (3.4%)(e)

                                                    SHARES                   VALUE(a)
RiverSource Short-Term Cash Fund                 19,887,044(f)           $ 19,887,044
-------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $19,887,044)                                                      $ 19,887,044
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $504,329,474)(h)                                                  $580,321,383
=====================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2006, the value of foreign securities represented 8.5% of net assets.

(d) At Nov. 30, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.9% of net assets. See Note 6 to the financial statements. 1.5% of net assets is the Fund's cash equivalent position.

(f)   Affiliated Money Market Fund - See Note 7 to the financial statements.

(g) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.


------------------------------------------------------------------------------

RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT  15

NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)

(h) At Nov. 30, 2006, the cost of securities for federal income tax purposes was approximately $504,329,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $ 79,157,000
      Unrealized depreciation                                      (3,165,000)
      ------------------------------------------------------------------------
      Net unrealized appreciation                                $ 75,992,000
      ------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

16  RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOV. 30, 2006 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
     Unaffiliated issuers* (identified cost $484,442,430)                                 $   560,434,339
     Affiliated money market fund (identified cost $19,887,044) (Note 7)                       19,887,044
---------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $504,329,474)                                580,321,383
Capital shares receivable                                                                          21,183
Dividends and accrued interest receivable                                                         408,384
Receivable for investment securities sold                                                      20,701,240
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                       7,954
---------------------------------------------------------------------------------------------------------
Total assets                                                                                  601,460,144
---------------------------------------------------------------------------------------------------------

LIABILITIES
Capital shares payable                                                                             14,688
Payable for investment securities purchased                                                    12,974,966
Payable upon return of securities loaned (Note 6)                                              11,109,400
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                     138,356
Accrued investment management services fee                                                         13,999
Accrued distribution fee                                                                          105,213
Accrued transfer agency fee                                                                         3,407
Accrued administrative services fee                                                                   937
Other accrued expenses                                                                            184,332
---------------------------------------------------------------------------------------------------------
Total liabilities                                                                              24,545,298
---------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                        $   576,914,846
=========================================================================================================

REPRESENTED BY
Capital stock - $.01 par value (Note 1)                                                   $       676,280
Additional paid-in capital                                                                  1,727,399,086
Net operating loss                                                                             (2,260,963)
Accumulated net realized gain (loss) (Note 10)                                             (1,224,772,191)
Unrealized appreciation (depreciation) on investments
and on translation of assets and liabilities in foreign currencies (Note 5)                    75,872,634
---------------------------------------------------------------------------------------------------------
Total - representing net assets applicable to outstanding capital stock                   $   576,914,846
=========================================================================================================
Net assets applicable to outstanding shares:             Class A                          $   394,083,944
                                                         Class B                          $    95,730,879
                                                         Class C                          $     1,837,258
                                                         Class I                          $    85,134,619
                                                         Class Y                          $       128,146
Net asset value per share of outstanding capital stock:  Class A shares      46,054,642   $          8.56
                                                         Class B shares      11,488,664   $          8.33
                                                         Class C shares         220,482   $          8.33
                                                         Class I shares       9,849,367   $          8.64
                                                         Class Y shares          14,892   $          8.61
---------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                                          $    10,797,052
---------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT  17

STATEMENT OF OPERATIONS

SIX MONTHS ENDED NOV. 30, 2006 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends                                                                              $  1,253,490
Interest                                                                                    169,545
Income distributions from affiliated money market fund (Note 7)                             233,385
Fee income from securities lending (Note 6)                                                  23,907
---------------------------------------------------------------------------------------------------
Total income                                                                              1,680,327
---------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                        2,379,140
Distribution fee
  Class A                                                                                   489,250
  Class B                                                                                   495,268
  Class C                                                                                     9,026
Transfer agency fee                                                                         894,159
Incremental transfer agency fee
  Class A                                                                                    59,922
  Class B                                                                                    32,995
  Class C                                                                                       522
Service fee - Class Y                                                                            54
Administrative services fees and expenses                                                   165,719
Compensation of board members                                                                 8,222
Custodian fees                                                                               95,020
Printing and postage                                                                        110,293
Registration fees                                                                             3,520
Audit fees                                                                                   12,000
Other                                                                                         1,222
---------------------------------------------------------------------------------------------------
Total expenses                                                                            4,756,332
  Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)         (786,246)
---------------------------------------------------------------------------------------------------
                                                                                          3,970,086
  Earnings and bank fee credits on cash balances (Note 2)                                   (28,744)
---------------------------------------------------------------------------------------------------
Total net expenses                                                                        3,941,342
---------------------------------------------------------------------------------------------------
Investment income (loss) - net                                                           (2,261,015)
---------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
  Security transactions (Note 3)                                                         (6,077,937)
  Foreign currency transactions                                                            (168,934)
  Payment from affiliate (Note 2)                                                           108,563
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                  (6,138,308)
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                     19,119,391
---------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                    12,981,083
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                        $ 10,720,068
===================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------

18  RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                NOV. 30, 2006
                                                                               SIX MONTHS ENDED           MAY 31, 2006
                                                                                  (UNAUDITED)              YEAR ENDED
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                                  $  (2,261,015)          $  (1,638,599)
Net realized gain (loss) on investments                                             (6,138,308)             19,754,256
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies               19,119,391                  23,979
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                     10,720,068              18,139,636
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain
      Class A                                                                               --                (862,915)
      Class B                                                                               --                (228,189)
      Class C                                                                               --                 (15,909)
      Class I                                                                               --              (1,775,548)
      Class Y                                                                               --                  (1,537)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                                         --              (2,884,098)
----------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                          25,987,057              15,742,391
   Class B shares                                                                    4,020,606               4,883,894
   Class C shares                                                                      131,748                 320,980
   Class I shares                                                                   32,530,192              31,280,342
   Class Y shares                                                                       24,755                  40,000
Fund merger (Note 9)
   Class A shares                                                                          N/A             403,680,440
   Class B shares                                                                          N/A             115,434,063
   Class C shares                                                                          N/A               1,472,074
   Class I shares                                                                          N/A                  12,913
   Class Y shares                                                                          N/A                  29,607
Reinvestment of distributions at net asset value
   Class A shares                                                                           --                 851,042
   Class B shares                                                                           --                 226,466
   Class C shares                                                                           --                  15,304
   Class I shares                                                                           --               1,775,237
   Class Y shares                                                                           --                   1,102
Payments for redemptions
   Class A shares                                                                  (58,477,950)            (33,818,960)
   Class B shares (Note 2)                                                         (27,759,079)             (9,837,541)
   Class C shares (Note 2)                                                            (288,897)               (367,095)
   Class I shares                                                                  (23,524,677)             (5,285,841)
   Class Y shares                                                                      (11,474)                     --
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                  (47,367,719)            526,456,418
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                            (36,647,651)            541,711,956
Net assets at beginning of period                                                  613,562,497              71,850,541
----------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                      $ 576,914,846           $ 613,562,497
======================================================================================================================
Undistributed net investment income (loss)                                       $  (2,260,963)          $          52
----------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT  19

NOTES TO FINANCIAL STATEMENTS

(Unaudited as to Nov. 30, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of medium-sized U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 14.76% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


------------------------------------------------------------------------------

20  RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


------------------------------------------------------------------------------

RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT  21

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


------------------------------------------------------------------------------

22  RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On March 7, 2006, an additional dividend was paid before the merger to ensure that current shareholders of RiverSource Aggressive


------------------------------------------------------------------------------

RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT  23

Growth Fund would not experience a dilution in their share of the Fund's income or capital gains.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.89% to 0.765% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $92,704 for the six months ended Nov. 30, 2006.

The Investment Manager has Subadvisory Agreements with Turner Investment Partners, Inc. and American Century Investment Management, Inc. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $10,292 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include: Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.


------------------------------------------------------------------------------

24  RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y to Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund will pay the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets for this service attributable to Class R4 shares.

Class I currently pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Under the current Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.


------------------------------------------------------------------------------

RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT  25

Sales charges received by the Distributor for distributing Fund shares were $138,949 for Class A, $51,993 for Class B and $101 for Class C for the six months ended Nov. 30, 2006.

For the six months ended Nov. 30, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.33% for Class A, 2.10% for Class B, 2.09% for Class C, 0.98% for Class I and 1.16% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $575,120, $153,387, $2,807 and $115, respectively, and the management fees waived at the Fund level were $54,817. In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.36% for Class A, 2.13% for Class B, 2.12% for Class C, 1.01% for Class I and 1.19% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2006, the Fund's custodian and transfer agency fees were reduced by $28,744 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $108,563 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $575,345,244 and $634,734,105, respectively, for the six months ended Nov. 30, 2006. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $23 for the six months ended Nov. 30, 2006.


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26  RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                    SIX MONTHS ENDED NOV. 30, 2006
                                             CLASS A          CLASS B           CLASS C         CLASS I           CLASS Y
--------------------------------------------------------------------------------------------------------------------------
Sold                                        3,302,599          513,275           16,859        3,987,903            2,906
Issued for reinvested
 distributions                                     --               --               --               --               --
Redeemed                                   (7,286,874)      (3,605,514)         (36,768)      (2,980,096)          (1,345)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                    (3,984,275)      (3,092,239)         (19,909)       1,007,807            1,561
--------------------------------------------------------------------------------------------------------------------------

                                                                        YEAR ENDED MAY 31, 2006
                                             CLASS A          CLASS B           CLASS C         CLASS I           CLASS Y
--------------------------------------------------------------------------------------------------------------------------
Sold                                        1,912,147          601,800           40,807        3,859,541            4,835
Fund merger                                48,508,656       14,163,150          180,639            1,540            3,543
Issued for reinvested
 distributions                                102,942           27,952            1,889          212,954              132
Redeemed                                   (3,917,672)      (1,171,076)         (44,462)        (623,304)              --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                    46,606,073       13,621,826          178,873        3,450,731            8,510
--------------------------------------------------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Nov. 30, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts are included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

EXCHANGE DATE                              CURRENCY TO        CURRENCY TO           UNREALIZED             UNREALIZED
                                          BE DELIVERED        BE RECEIVED          APPRECIATION           DEPRECIATION
----------------------------------------------------------------------------------------------------------------------
Dec. 4, 2006                                   123,666            102,325              $   --               $    876
                                           Swiss Franc        U.S. Dollar
Dec. 29, 2006                                  574,523          1,119,424                  --                 10,301
                                         British Pound        U.S. Dollar
Dec. 29, 2006                                  951,944            842,742               7,954                     --
                                       Canadian Dollar        U.S. Dollar
Dec. 29, 2006                                1,360,872          1,792,670                  --                 11,976
                                European Monetary Unit        U.S. Dollar
Dec. 29, 2006                              396,450,000          3,425,024                  --                 12,436
                                          Japanese Yen        U.S. Dollar
Dec. 29, 2006                               24,484,274          3,882,756                  --                 97,764
                                       Norwegian Krone        U.S. Dollar
Dec. 29, 2006                                  848,402            704,795                  --                  5,003
                                           Swiss Franc        U.S. Dollar
----------------------------------------------------------------------------------------------------------------------
Total                                                                                  $7,954               $138,356
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT  27

6. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At Nov. 30, 2006, securities valued at $10,797,052 were on loan to brokers. For collateral, the Fund received $11,109,400 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $23,907 for the six months ended Nov. 30, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2006.


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28  RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT

9. FUND MERGER

At the close of business on March 10, 2006, RiverSource Aggressive Growth Fund acquired the assets and assumed the identified liabilities of RiverSource Strategy Aggressive Fund. The reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource Aggressive Growth Fund immediately before the acquisition were $115,041,224 and the combined net assets immediately after the acquisition were $635,670,321.

The merger was accomplished by a tax-free exchange of 39,285,456 shares of RiverSource Strategy Aggressive Fund valued at $520,629,097.

In exchange for the RiverSource Strategy Aggressive Fund shares and net assets, RiverSource Aggressive Growth Fund issued the following number of shares:

                                                                 SHARES
-----------------------------------------------------------------------
Class A                                                      48,508,656
Class B                                                      14,163,150
Class C                                                         180,639
Class I                                                           1,540
Class Y                                                           3,543
-----------------------------------------------------------------------

RiverSource Strategy Aggressive Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and temporary book-to-tax differences.

                                                                         ACCUMULATED          TEMPORARY
                     TOTAL             CAPITAL          UNREALIZED      NET REALIZED         BOOK-TO-TAX
                   NET ASSETS           STOCK          APPRECIATION         LOSS             DIFFERENCES
--------------------------------------------------------------------------------------------------------
RiverSource
 Strategy
 Aggressive
 Fund             $520,629,097      $1,702,499,723      $51,123,048    $(1,232,935,848)        $(57,826)
--------------------------------------------------------------------------------------------------------

10. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $1,227,447,858 at May 31, 2006 that if not offset by future capital gains will expire as follows:

          2008                 2009                  2010                  2011                 2012
      $20,090,427          $841,156,325          $315,348,051          $23,741,111          $27,111,944

RiverSource Aggressive Growth Fund acquired $1,232,077,642 of capital loss carry-overs in connection with the RiverSource Strategy Aggressive Fund merger (Note 9). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the mergers. The yearly utilization of the acquired capital gains as well as the utilization of the acquired unrealized losses is


------------------------------------------------------------------------------

RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT  29
limited by the Internal Revenue Code. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to our motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Discovery is currently set to end in March 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market


------------------------------------------------------------------------------

30 RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


------------------------------------------------------------------------------

RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT  31

12. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                               2006(h)        2006       2005        2004        2003(b)
Net asset value, beginning of period                     $8.35         $ 7.29      $6.95      $ 5.60      $ 5.08
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              (.03)          (.06)      (.03)       (.04)       (.01)
Net gains (losses)
 (both realized and unrealized)                            .24           1.34        .46        1.65         .53
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                           .21           1.28        .43        1.61         .52
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from investment income                            --             --       (.02)         --          --
Distributions from realized gains                           --           (.22)      (.07)       (.26)         --
---------------------------------------------------------------------------------------------------------------------
Total distributions                                         --           (.22)      (.09)       (.26)         --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $8.56         $ 8.35      $7.29      $ 6.95      $ 5.60
---------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                  $ 394         $  418      $  25      $   17      $    5
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d)                                  1.33%(e)       1.38%      1.55%       1.55%       1.46%(e)
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                              (.72%)(e)      (.77%)     (.90%)     (1.20%)     (1.20%)(e)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                         103%           202%       218%        189%         27%
---------------------------------------------------------------------------------------------------------------------
Total return(f)                                           2.51%(g)      17.57%      6.17%      29.09%      10.24%(g)
---------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.64% for the six months ended Nov. 30, 2006 and 1.69%, 1.97%, 3.02% and 24.14% for the periods ended May 31, 2006,
      2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Nov. 30, 2006 (Unaudited).


------------------------------------------------------------------------------

32  RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                            2006(h)         2006         2005         2004         2003(b)
Net asset value, beginning of period                 $ 8.17          $ 7.18       $ 6.89       $ 5.59       $ 5.08
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.06)           (.12)        (.06)        (.07)        (.02)
Net gains (losses)
 (both realized and unrealized)                         .22            1.33          .42         1.63          .53
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                        .16            1.21          .36         1.56          .51
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                        --            (.22)        (.07)        (.26)          --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 8.33          $ 8.17       $ 7.18       $ 6.89       $ 5.59
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $   96          $  119       $    7       $    3       $   --
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d)                               2.10%(e)        2.15%        2.34%        2.34%        2.25%(e)
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                          (1.49%)(e)      (1.55%)      (1.70%)      (1.97%)      (1.92%)(e)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                      103%            202%         218%         189%          27%
-----------------------------------------------------------------------------------------------------------------------
Total return(f)                                        1.96%(g)       16.86%        5.29%       28.22%       10.04%(g)
-----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.42% for the six months ended Nov. 30, 2006 and 2.47%, 2.75%, 3.81% and 24.93% for the periods ended May 31, 2006,
      2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Nov. 30, 2006 (Unaudited).

------------------------------------------------------------------------------

RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT  33

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                             2006(h)         2006         2005         2004         2003(b)
Net asset value, beginning of period                  $ 8.17          $ 7.18       $ 6.89       $ 5.59       $ 5.08
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (.06)           (.11)        (.07)        (.07)        (.02)
Net gains (losses)
 (both realized and unrealized)                          .22            1.32          .43         1.63          .53
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                         .16            1.21          .36         1.56          .51
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                         --            (.22)        (.07)        (.26)          --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $ 8.33          $ 8.17       $ 7.18       $ 6.89       $ 5.59
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $    2          $    2       $   --       $   --       $   --
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d)                                2.09%(e)        2.18%        2.35%        2.35%        2.21%(e)
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                           (1.47%)(e)      (1.44%)      (1.70%)      (1.98%)      (1.95%)(e)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                       103%            202%         218%         189%          27%
------------------------------------------------------------------------------------------------------------------------
Total return(f)                                         1.96%(g)       16.86%        5.29%       28.22%       10.04%(g)
------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.42% for the six months ended Nov. 30, 2006 and 2.48%, 2.75%, 3.82% and 24.94% for the periods ended May 31, 2006,
      2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Nov. 30, 2006 (Unaudited).


--------------------------------------------------------------------------------

34  RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                         2006(h)           2006           2005           2004(b)
Net asset value, beginning of period              $ 8.42            $ 7.32         $ 6.97         $ 7.14
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        (.01)             (.02)            --           (.03)
Net gains (losses)
 (both realized and unrealized)                      .23              1.34            .45           (.14)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                     .22              1.32            .45           (.17)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  --                --           (.03)            --
Distributions from realized gains                     --              (.22)          (.07)            --
-------------------------------------------------------------------------------------------------------------
Total distributions                                   --              (.22)          (.10)            --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $ 8.64            $ 8.42         $ 7.32         $ 6.97
-------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)           $   85            $   74         $   39         $    6
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d)                             .98%(e)          1.10%          1.23%          1.14%(e)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                        (.34%)(e)         (.21%)         (.59%)         (.72%)(e)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                   103%              202%           218%           189%
-------------------------------------------------------------------------------------------------------------
Total return(f)                                     2.61%(g)         18.04%          6.49%         (2.38%)(g)
-------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 1.00% for the six months ended Nov. 30, 2006 and 1.18%, 1.50% and 2.70% for the periods ended May 31, 2006, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Nov. 30, 2006 (Unaudited).


------------------------------------------------------------------------------

RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT  35

CLASS Y*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                           2006(h)         2006         2005         2004         2003(b)
Net asset value, beginning of period               $  8.39         $  7.31      $  6.96      $  5.60      $  5.08
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.02)           (.03)        (.01)        (.04)        (.01)
Net gains (losses)
 (both realized and unrealized)                        .24            1.33          .45         1.66          .53
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                       .22            1.30          .44         1.62          .52
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    --              --         (.02)          --           --
Distributions from realized gains                       --            (.22)        (.07)        (.26)          --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                     --            (.22)        (.09)        (.26)          --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  8.61         $  8.39      $  7.31      $  6.96      $  5.60
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)            $    --         $    --      $    --      $    --      $    --
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d)                              1.16%(e)        1.25%        1.37%        1.37%        1.30%(e)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                          (.53%)(e)       (.39%)       (.74%)      (1.03%)      (1.03%)(e)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                     103%            202%         218%         189%          27%
----------------------------------------------------------------------------------------------------------------------
Total return(f)                                       2.62%(g)       17.79%        6.40%       29.26%       10.24%(g)
----------------------------------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.39% for the six months ended Nov. 30, 2006 and 1.50%, 1.80%, 2.84% and 23.96% for the periods ended May 31, 2006,
      2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Nov. 30, 2006 (Unaudited).


--------------------------------------------------------------------------------

36  RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------

RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT  37

                                    BEGINNING             ENDING              EXPENSES
                                  ACCOUNT VALUE       ACCOUNT VALUE          PAID DURING       ANNUALIZED
                                  JUNE 1, 2006        NOV. 30, 2006         THE PERIOD(a)     EXPENSE RATIO
Class A
  Actual(b)                           $1,000            $1,025.10               $ 6.75            1.33%
  Hypothetical
  (5% return before expenses)         $1,000            $1,018.40               $ 6.73            1.33%
Class B
  Actual(b)                           $1,000            $1,019.60               $10.63            2.10%
  Hypothetical
  (5% return before expenses)         $1,000            $1,014.54               $10.61            2.10%
Class C
  Actual(b)                           $1,000            $1,019.60               $10.58            2.09%
  Hypothetical
  (5% return before expenses)         $1,000            $1,014.59               $10.56            2.09%
Class I
  Actual(b)                           $1,000            $1,026.10               $ 4.98             .98%
  Hypothetical
  (5% return before expenses)         $1,000            $1,020.16               $ 4.96             .98%
Class Y
  Actual(b)                           $1,000            $1,026.20               $ 5.89(c)         1.16%
  Hypothetical
  (5% return before expenses)         $1,000            $1,019.25               $ 5.87(c)         1.16%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended Nov. 30, 2006:
      +2.51% for Class A, +1.96% for Class B, +1.96% for Class C, +2.61% for
      Class I and +2.62% for Class Y.

(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May
      31, 2007, unless sooner terminated at the discretion of the Fund's
      Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.19% for Class R4. Any amounts waived will not be reimbursed by the Fund. These changes are effective
      Dec. 11, 2006. If these changes had been in place for the six-month period ended Nov. 30, 2006, the actual and hypothetical expenses paid for Class Y would have been the same as those presented in the table above.

------------------------------------------------------------------------------

38 RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 SEMIANNUAL REPORT  39

RIVERSOURCE(SM) AGGRESSIVE GROWTH FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

                        This report must be accompanied or preceded by the
                        Fund's current prospectus. RiverSource(SM) mutual
RIVERSOURCE [LOGO](SM)  funds are distributed by RiverSource Distributors,
      INVESTMENTS       Inc. and Ameriprise Financial Services, Inc., Members
                        NASD, and managed by RiverSource Investments, LLC.
                        These companies are part of Ameriprise Financial, Inc.

                                                               S-6271 E (1/07)

   Semiannual Report

                                                       RIVERSOURCE [LOGO](SM)
                                                             INVESTMENTS

   RIVERSOURCE(SM)
   FUNDAMENTAL GROWTH FUND

   SEMIANNUAL REPORT FOR
   THE PERIOD ENDED
   NOV. 30, 2006

>  RIVERSOURCE FUNDAMENTAL
   GROWTH FUND SEEKS TO PROVIDE
   SHAREHOLDERS WITH LONG-TERM
   CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot ...........................................................    3

Performance Summary .....................................................    5

Questions & Answers with Portfolio Management ...........................    7

Investments in Securities ...............................................   12

Financial Statements ....................................................   15

Notes to Financial Statements ...........................................   18

Fund Expenses Example ...................................................   33

Proxy Voting ............................................................   35

                                    [LOGO]
                                 DALBAR RATED
                                     2006
                               FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


------------------------------------------------------------------------------

2  RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT

FUND SNAPSHOT AT NOV. 30, 2006

FUND OVERVIEW

RiverSource Fundamental Growth Fund focuses on large-cap stocks that may appreciate as a result of above average growth of the underlying business. The Fund's managers believe that companies with superior business models can outperform in the long-term and each purchase is often viewed as if the Fund is buying the entire business enterprise with the intent to own the stock for the long term. Each management team reviews the short- and long-term risk and the potential reward of every stock owned in the portfolio.

SECTOR BREAKDOWN*

Percentage of portfolio assets

Information Technology                  28.2%
Health Care                             18.6%
Financials                              12.6%
Industrials                             10.8%               [PIE CHART]
Consumer Discretionary                  10.0%
Energy                                   8.4%
Other(1)                                11.4%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Consumer Staples 4.8%, Telecommunication Services 3.4%,
      Utilities 0.8%, Materials 0.7% and Cash & Cash Equivalents 1.7%.

TOP TEN HOLDINGS

Percentage of portfolio assets

Medtronic                                 3.4%
Cisco Systems                             3.0%
Google Cl A                               2.9%
Freddie Mac                               2.5%
Schlumberger                              2.4%
Boeing                                    2.1%
McGraw-Hill Companies                     2.0%
UnitedHealth Group                        1.9%
Suncor Energy                             1.9%
Baker Hughes                              1.8%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT  3

FUND SNAPSHOT AT NOV. 30, 2006

STYLE MATRIX

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
                   X   LARGE
                       MEDIUM   SIZE
                       SMALL

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

                                                            YEARS IN INDUSTRY
Steven Barry                                                        21
Gregory Ekizian, CFA                                                21
David Shell, CFA                                                    19

WELLINGTON MANAGEMENT COMPANY, LLP

                                                            YEARS IN INDUSTRY
John Boselli, CFA                                                   21
Andrew Shilling, CFA                                                15

FUND FACTS

                                         TICKER SYMBOL        INCEPTION DATE
Class A                                      AXPAX                 4/24/03
Class B                                         --                 4/24/03
Class C                                         --                 4/24/03
Class I                                      APGIX                  3/4/04
Class Y                                         --                 4/24/03

Total net assets                                            $269.9 million

Number of holdings                                                     100


------------------------------------------------------------------------------

4  RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON
                 For the six-month period ended Nov. 30, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Fundamental Growth Fund Class A (excluding sales charge)            +7.39%
Russell 1000(R) Growth Index(1) (unmanaged)                                     +9.29%
Lipper Large-Cap Growth Funds Index(2)                                          +6.95%

(1) The Russell 1000 Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

(2) The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT NOV. 30, 2006

                                                                                                 SINCE
Without sales charge                             6 MONTHS*         1 YEAR        3 YEARS       INCEPTION
Class A (inception 4/24/03)                        +7.39%          +6.31%         +4.75%         +7.91%
Class B (inception 4/24/03)                        +7.07%          +5.62%         +3.96%         +7.08%
Class C (inception 4/24/03)                        +7.24%          +5.61%         +4.01%         +7.13%
Class I (inception 3/4/04)                         +7.82%          +6.85%           N/A          +3.31%
Class Y (inception 4/24/03)                        +7.67%          +6.60%         +5.01%         +8.19%
With sales charge
Class A (inception 4/24/03)                        +1.21%          +0.20%         +2.70%         +6.15%
Class B (inception 4/24/03)                        +2.07%          +0.62%         +2.71%         +6.38%
Class C (inception 4/24/03)                        +6.24%          +4.61%         +4.01%         +7.13%

AT DEC. 31, 2006

                                                                                                 SINCE
Without sales charge                             6 MONTHS*         1 YEAR        3 YEARS       INCEPTION
Class A (inception 4/24/03)                        +8.27%          +5.99%         +3.49%         +7.67%
Class B (inception 4/24/03)                        +7.80%          +5.12%         +2.71%         +6.82%
Class C (inception 4/24/03)                        +7.97%          +5.28%         +2.70%         +6.86%
Class I (inception 3/4/04)                         +8.70%          +6.42%           N/A          +3.15%
Class Y (inception 4/24/03)                        +8.38%          +6.11%         +3.69%         +7.90%
With sales charge
Class A (inception 4/24/03)                        +2.04%          -0.11%         +1.46%         +5.96%
Class B (inception 4/24/03)                        +2.80%          +0.12%         +1.43%         +6.13%
Class C (inception 4/24/03)                        +6.97%          +4.28%         +2.70%         +6.86%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class Y shares. These share classes are available to institutional investors only.

*     Not annualized


------------------------------------------------------------------------------

6  RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RiverSource Fundamental Growth Fund rose 7.39% for the six-month period ended Nov. 30, 2006 (Class A shares, excluding sales charge), underperforming its benchmark, the Russell 1000(R) Growth Index (Russell Index), which rose 9.29% during the same period. The Fund outperformed its peer group, as represented by the Lipper Large-Cap Growth Funds Index, which rose 6.95%.

RiverSource Fundamental Growth Fund's portfolio is managed by two independent money management firms. As of Nov. 30, 2006, Goldman Sachs Asset Management, L.P. (Goldman Sachs) and Wellington Management Company, LLP (Wellington Management) each managed approximately 50% of the Fund's portfolio.

The specific stocks mentioned are for illustrative purposes only and are not a complete list of stocks that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

As of Nov. 30, 2006, approximately 89.5% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible that RiverSource Fundamental Growth Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 24, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Fundamental Growth Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 22 and 33.


------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT  7

QUESTIONS & ANSWERS

Q: What factors affected the performance of your portion of the portfolio for the semiannual period?

      GOLDMAN SACHS: Our portfolio segment underperformed the Russell Index during the six-month period. Holdings in the energy sector and select consumer discretionary holdings detracted from relative performance. Conversely, an underweight in cyclical stocks enhanced results.

      INVESTMENT TERM

      CYCLICAL STOCK: A stock that rises quickly when economic growth is strong and falls rapidly when growth is slowing down. An example of a cyclical industry is the automobile market: as economic growth slows, consumers have less money to spend on new cars. Non-cyclical stocks are found in industries such as health care, where the demand for goods and services is constant.

      After a strong start in 2006, the energy sector pulled back and was the worst performing sector in the market and the main detractor of our portion of the Fund during the semiannual period. The oil well service companies in our segment of the portfolio are not as sensitive to oil price swings as traditional oil companies and we believe they are well-positioned to benefit from the growing demand for exploration and drilling services.

      The Fund's position in Wal-Mart Stores was a meaningful detractor as the company reported a decline in same-store sales (an industry standard for measuring a retailer's strength). This was the company's first same-store sales decline in a decade and may be an indication of weak holiday sales across the retail industry.


------------------------------------------------------------------------------

8  RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

      After three years of outperformance, cyclical stocks were among the worst performers in the market and made our underweight the top contributor to overall performance. We have typically avoided this sector because many of the companies do not have the high-quality characteristics we seek in long-term sustainable growth businesses. We believe avoiding cyclical stocks makes our portion of the Fund less susceptible to economic swings and thus is a potential source of excess returns.

      Despite posting strong earnings growth in its third quarter, QUALCOMM came under pressure in July as its fiscal fourth quarter guidance disappointed investors. We believe the company's growth prospects remain favorable despite uncertainty caused by Broadcom, Texas Instruments and Nokia's attempts to avoid paying QUALCOMM royalties on its patent-protected CDMA (code division multiple access) technology used in wireless handheld devices.

      On the positive side within information technology, company Research In Motion rallied sharply. The stock advanced on continued consumer demand for its BlackBerry Pearl product. We believe the multimedia device should add to the company's growth, expanding its presence from the corporate to the higher-end consumer market. Greater international exposure could also drive growth as only 25% of BlackBerry subscribers are currently located outside North America.

      Mortgage financer Freddie Mac was the leading contributor in the financials sector as the overhang from political issues started to lift during the period.

      WELLINGTON MANAGEMENT: Our portion of the Fund underperformed the Russell Index for the semiannual period. Within the Russell Index, all sectors registered positive returns except energy. Information technology and utilities posted the strongest gains, while the industrials sector posted more modest gains.


------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT  9

QUESTIONS & ANSWERS

      Stock selection was almost entirely responsible for the underperformance of our portfolio segment. Consumer discretionary and energy were the worst performing sectors. Consumer discretionary holding Starwood Hotels & Resorts underperformed due to concerns about a slowing domestic economy. Within energy, Cameco, a Canadian uranium producer, performed poorly as well. Information technology holding, Marvell Technology Group, a global semiconductor company, declined due to weak earnings and reduced guidance for future earnings. We trimmed the Fund's position in Marvell due to decelerating growth and lowered expectations for its hard disk drive related business.

      Stock selection within the industrials sector was the largest positive contributor to relative performance during the period. Industrial holdings General Dynamics, a defense industry contractor, and Caterpillar, a leading manufacturer of construction and mining equipment, both performed well.

Q:    What changes did you make to your portion of the Fund during the period?

      GOLDMAN SACHS: Consistent with our long-term approach, there were no material changes to our portion of the Fund or our investment strategy during the period.

      WELLINGTON MANAGEMENT: We reduced exposure to financials, but kept the position larger than that of the Russell Index. Health care exposure remained above the Russell Index and is tilted toward pharmaceuticals, with AstraZeneca and Schering-Plough among our portion of the portfolio's top active positions. We moved energy to a neutral weighting relative to the Russell Index.

      Consumer-related sectors remained relatively unattractive to us; however, we added to consumer staples via a new position in PepsiCo. This reduced our portion of the Fund's underweight in that sector.

      WE CONTINUE TO USE SECURITY-SPECIFIC RESEARCH TO BUILD OUR PORTION OF THE FUND ONE STOCK AT A TIME.

                                                      -- WELLINGTON MANAGEMENT


------------------------------------------------------------------------------

10  RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

Q: How do you intend to manage your portion of the Fund in the coming months?

      GOLDMAN SACHS: We believe our portion of the Fund is well-positioned for potential excess returns when there is a shift in the large-scope market trends that were headwinds over the past few years. These multi-year trends include value outperforming growth, low quality outperforming high quality and cyclical growth companies outperforming sustainable growth companies.

      The portfolio includes high-quality businesses that generate free cash flow and have long-term double-digit earnings-per-share growth rates. After 17 Federal Reserve interest rate increases, there is some consensus that the economy will moderate and aggregate profit growth will slow. In that environment, we believe our investments in higher-quality businesses that are less dependent on a strong economy should outperform the benchmark. We saw the beginnings of a shift in the third quarter of 2006. Many cyclical and commodity businesses have begun to lose momentum and after years of low-quality stocks outperforming, indicators during the third quarter showed that higher quality stocks may be beginning to lead the market. In this environment, the quality growth bias in our portion of the portfolio has begun to change from a headwind to a strong tailwind.

      WELLINGTON MANAGEMENT: We continue to use security-specific research to build our portion of the Fund one stock at a time. We seek to identify individual companies that possess an explicit sustainable growth advantage that will enable them to maintain an above average growth rate for an extended period. As a result of bottom-up investment decisions, our segment ended the period with the financials sector as its largest overweight relative to the Russell Index and consumer staples as its largest underweight.

      WE BELIEVE OUR PORTION OF THE FUND IS WELL-POSITIONED FOR POTENTIAL EXCESS RETURNS WHEN THERE IS A SHIFT IN THE LARGE-SCOPE MARKET TRENDS THAT WERE HEADWINDS OVER THE PAST FEW YEARS.

                                                              -- GOLDMAN SACHS


------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT  11

INVESTMENTS IN SECURITIES

NOV. 30, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (98.8%)

ISSUER                                                                SHARES                VALUE(a)
AEROSPACE & DEFENSE (4.0%)
Boeing                                                                63,360             $ 5,609,260
General Dynamics                                                      45,240               3,385,762
United Technologies                                                   27,290               1,761,024
                                                                                         -----------
Total                                                                                     10,756,046
----------------------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (1.0%)
United Parcel Service Cl B                                            35,450               2,762,264
----------------------------------------------------------------------------------------------------

AUTOMOBILES (0.4%)
Harley-Davidson                                                       13,430                 990,731
----------------------------------------------------------------------------------------------------

BEVERAGES (1.7%)
PepsiCo                                                               73,930               4,581,442
----------------------------------------------------------------------------------------------------

BIOTECHNOLOGY (4.7%)
Amgen                                                                 62,640(b)            4,447,440
Amylin Pharmaceuticals                                                18,462(b)              738,480
Celgene                                                               43,550(b)            2,427,042
Genentech                                                             23,080(b)            1,886,790
Gilead Sciences                                                       11,100(b)              731,712
MedImmune                                                             78,190(b)            2,556,031
                                                                                         -----------
Total                                                                                     12,787,495
----------------------------------------------------------------------------------------------------

CAPITAL MARKETS (5.8%)
Charles Schwab                                                       173,430               3,180,706
Franklin Resources                                                    37,170               3,967,527
Goldman Sachs Group                                                    3,610                 703,228
Legg Mason                                                            29,380               2,801,677
State Street                                                          24,010               1,491,741
UBS                                                                   60,420(c)            3,638,492
                                                                                         -----------
Total                                                                                     15,783,371
----------------------------------------------------------------------------------------------------

CHEMICALS (0.4%)
Monsanto                                                              21,780               1,046,965
----------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.0%)
Commerce Bancorp                                                      80,480               2,797,485
----------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.0%)
Corporate Executive Board                                              9,190                 869,558
Equifax                                                               39,280               1,492,247
Manpower                                                              13,790                 979,090
Monster Worldwide                                                     45,930(b)            2,004,845
                                                                                         -----------
Total                                                                                      5,345,740
----------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                                SHARES                VALUE(a)
COMMUNICATIONS EQUIPMENT (7.4%)
Cisco Systems                                                        307,020(b)          $ 8,252,697
Motorola                                                             210,090               4,657,695
QUALCOMM                                                              95,940               3,510,445
Research In Motion                                                    25,780(b,c)          3,579,037
                                                                                         -----------
Total                                                                                     19,999,874
----------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.6%)
Dell                                                                  48,280(b)            1,315,147
EMC                                                                  142,990(b)            1,874,599
Hewlett-Packard                                                       16,090                 634,911
Network Appliance                                                    122,270(b)            4,794,207
SanDisk                                                               27,400(b)            1,216,560
                                                                                         -----------
Total                                                                                      9,835,424
----------------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.3%)
Fluor                                                                 39,740               3,460,559
----------------------------------------------------------------------------------------------------

CONSUMER FINANCE (0.9%)
American Express                                                      41,140               2,415,741
----------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (2.4%)
Chicago Mercantile Exchange Holdings                                   3,690               1,976,364
Moody's                                                               22,970               1,595,956
NASDAQ Stock Market                                                   72,189(b)            2,898,388
                                                                                         -----------
Total                                                                                      6,470,708
----------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
AT&T                                                                  27,260                 924,387
----------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (5.4%)
Baker Hughes                                                          65,390               4,801,588
Halliburton                                                           65,290               2,202,885
Schlumberger                                                          93,240               6,385,075
Weatherford Intl                                                      25,300(b)            1,136,223
                                                                                         -----------
Total                                                                                     14,525,771
----------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.9%)
Wal-Mart Stores                                                       97,730               4,505,353
Whole Foods Market                                                    12,740                 621,712
                                                                                         -----------
Total                                                                                      5,127,065
----------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

12  RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT

ISSUER                                                               SHARES                VALUE(a)
FOOD PRODUCTS (1.3%)
Hershey                                                              25,200             $ 1,334,844
WM Wrigley Jr                                                        39,195               2,055,386
                                                                                        -----------
Total                                                                                     3,390,230
---------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (6.9%)
Medtronic                                                           178,390               9,299,470
St. Jude Medical                                                    125,830(b)            4,689,684
Stryker                                                              38,470               1,995,054
Zimmer Holdings                                                      37,200(b)            2,714,112
                                                                                        -----------
Total                                                                                    18,698,320
---------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.9%)
UnitedHealth Group                                                  104,300               5,119,044
---------------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.3%)
Harrah's Entertainment                                               13,490               1,061,663
Intl Game Technology                                                 18,320                 802,050
Starwood Hotels & Resorts Worldwide                                  23,810               1,527,887
                                                                                        -----------
Total                                                                                     3,391,600
---------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.0%)
Fortune Brands                                                       32,670               2,643,003
---------------------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.8%)
TXU                                                                  39,470               2,265,183
---------------------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.2%)
General Electric                                                     93,350               3,293,388
---------------------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (5.1%)
eBay                                                                 71,850(b)            2,324,348
Google Cl A                                                          16,400(b)            7,952,687
Yahoo!                                                              126,240(b)            3,407,218
                                                                                        -----------
Total                                                                                    13,684,253
---------------------------------------------------------------------------------------------------

IT SERVICES (3.6%)
Accenture Cl A                                                       43,220(c)            1,456,514
Automatic Data Processing                                            22,750               1,097,233
First Data                                                          117,050               2,955,513
Western Union                                                       179,610(b)            4,095,107
                                                                                        -----------
Total                                                                                     9,604,367
---------------------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.9%)
Thermo Fisher Scientific                                             56,860(b)            2,492,174
---------------------------------------------------------------------------------------------------

MACHINERY (1.3%)
Danaher                                                              34,470               2,520,446
Joy Global                                                           24,450               1,073,355
                                                                                        -----------
Total                                                                                     3,593,801
---------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                               SHARES                VALUE(a)
MEDIA (4.5%)
Lamar Advertising Cl A                                               24,670(b)          $ 1,488,835
McGraw-Hill Companies                                                82,840               5,521,285
Viacom Cl B                                                          61,280(b)            2,298,613
Walt Disney                                                          69,055               2,282,268
XM Satellite Radio Holdings Cl A                                     36,830(b)              531,825
                                                                                        -----------
Total                                                                                    12,122,826
---------------------------------------------------------------------------------------------------

METALS & MINING (0.3%)
Freeport-McMoRan Copper & Gold Cl B                                  12,970                 815,424
---------------------------------------------------------------------------------------------------

MULTILINE RETAIL (1.2%)
Target                                                               56,610               3,288,475
---------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.1%)
Cameco                                                               75,920(c)            2,886,478
Occidental Petroleum                                                  8,150                 410,271
Suncor Energy                                                        63,580(c)            5,024,092
                                                                                        -----------
Total                                                                                     8,320,841
---------------------------------------------------------------------------------------------------

PHARMACEUTICALS (4.2%)
Abbott Laboratories                                                   2,190                 102,185
AstraZeneca ADR                                                      59,480(c)            3,443,297
Sanofi-Aventis ADR                                                   60,160(c)            2,647,642
Schering-Plough                                                     180,650               3,976,107
Wyeth                                                                25,060               1,209,897
                                                                                        -----------
Total                                                                                    11,379,128
---------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.0%)
Altera                                                               32,510(b)              646,624
Linear Technology                                                   131,200               4,216,768
Marvell Technology Group                                             24,170(b,c)            498,869
                                                                                        -----------
Total                                                                                     5,362,261
---------------------------------------------------------------------------------------------------

SOFTWARE (6.7%)
Adobe Systems                                                        98,220(b)            3,941,569
Autodesk                                                             87,100(b)            3,586,778
Electronic Arts                                                      45,160(b)            2,522,186
Microsoft                                                           147,090               4,314,149
Oracle                                                              144,740(b)            2,754,402
Symantec                                                             43,530(b)              922,836
                                                                                        -----------
Total                                                                                    18,041,920
---------------------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.7%)
Lowe's Companies                                                    106,830               3,221,993
Williams-Sonoma                                                      40,000               1,268,800
                                                                                        -----------
Total                                                                                     4,490,793
---------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT  13

ISSUER                                                               SHARES                VALUE(a)
THRIFTS & MORTGAGE FINANCE (2.5%)
Freddie Mac                                                          100,680           $  6,761,669
---------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (3.0%)
America Movil ADR Series L                                            10,600(c)             471,382
American Tower Cl A                                                   90,900(b)           3,442,383
Crown Castle Intl                                                     76,070(b)           2,621,372
Sprint Nextel                                                         86,420              1,686,054
                                                                                        -----------
Total                                                                                     8,221,191
---------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $245,048,995)                                                                   $266,590,959
---------------------------------------------------------------------------------------------------

MONEY MARKET FUND (1.7%)

                                                                     SHARES                VALUE(a)
RiverSource Short-Term Cash Fund                                   4,456,762(d)        $  4,456,762
---------------------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $4,456,762)                                                                     $  4,456,762
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $249,505,757)(e)                                                                $271,047,721
===================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2006, the value of foreign securities represented 8.8% of net assets.

(d)   Affiliated Money Market Fund -- See Note 5 to the financial statements.

(e) At Nov. 30, 2006, the cost of securities for federal income tax purposes was approximately $249,506,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                              $ 24,824,000
      Unrealized depreciation                                (3,282,000)
      ------------------------------------------------------------------
      Net unrealized appreciation                          $ 21,542,000
      ------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

14  RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOV. 30, 2006 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
  Unaffiliated issuers (identified cost $245,048,995)                                       $266,590,959
  Affiliated money market fund (identified cost $4,456,762) (Note 5)                           4,456,762
---------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $249,505,757)                               271,047,721
Capital shares receivable                                                                            328
Dividends and accrued interest receivable                                                        136,593
Receivable for investment securities sold                                                      1,158,654
---------------------------------------------------------------------------------------------------------
Total assets                                                                                 272,343,296
---------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for investment securities purchased                                                    2,370,271
Accrued investment management services fee                                                         5,769
Accrued distribution fee                                                                           6,063
Accrued transfer agency fee                                                                           90
Accrued administrative services fee                                                                  444
Other accrued expenses                                                                            96,104
---------------------------------------------------------------------------------------------------------
Total liabilities                                                                              2,478,741
---------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                          $269,864,555
=========================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                    $    408,395
Additional paid-in capital                                                                   244,327,131
Net operating loss                                                                              (149,661)
Accumulated net realized gain (loss)                                                           3,736,738
Unrealized appreciation (depreciation) on investments                                         21,541,952
---------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                    $269,864,555
=========================================================================================================
Net assets applicable to outstanding shares:             Class A                            $ 20,661,773
                                                         Class B                            $  6,429,909
                                                         Class C                            $    676,048
                                                         Class I                            $242,025,592
                                                         Class Y                            $     71,233
Net asset value per share of outstanding capital stock:  Class A shares     3,156,924       $       6.54
                                                         Class B shares     1,010,988       $       6.36
                                                         Class C shares       106,174       $       6.37
                                                         Class I shares    36,554,623       $       6.62
                                                         Class Y shares        10,793       $       6.60
---------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT  15

STATEMENT OF OPERATIONS

SIX MONTHS ENDED NOV. 30, 2006 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends                                                                   $    728,537
Interest                                                                         113,792
Income distributions from affiliated money market fund (Note 5)                   81,308
   Less foreign taxes withheld                                                    (1,425)
-----------------------------------------------------------------------------------------
Total income                                                                     922,212
-----------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                               813,825
Distribution fee
   Class A                                                                        25,350
   Class B                                                                        32,658
   Class C                                                                         3,088
Transfer agency fee                                                               30,566
Incremental transfer agency fee
   Class A                                                                         2,258
   Class B                                                                         1,325
   Class C                                                                           110
Service fee -- Class Y                                                                22
Administrative services fees and expenses                                         61,734
Compensation of board members                                                      6,051
Custodian fees                                                                    36,600
Printing and postage                                                              14,410
Registration fees                                                                 20,544
Audit fees                                                                        10,250
Other                                                                             13,980
-----------------------------------------------------------------------------------------
Total expenses                                                                 1,072,771
    Earnings and bank fee credits on cash balances (Note 2)                         (898)
-----------------------------------------------------------------------------------------
Total net expenses                                                             1,071,873
-----------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 (149,661)
-----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                              1,145,557
   Foreign currency transactions                                                     (69)
   Payment from affiliate (Note 2)                                                    17
-----------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                        1,145,505
Net change in unrealized appreciation (depreciation) on investments           16,790,204
-----------------------------------------------------------------------------------------
Net gain (loss) on investments                                                17,935,709
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             $ 17,786,048
=========================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

16  RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            NOV. 30, 2006              MAY 31, 2006
                                                                           SIX MONTHS ENDED             YEAR ENDED
                                                                             (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                              $    (149,661)           $     (88,997)
Net realized gain (loss) on investments                                          1,145,505                4,310,395
Net change in unrealized appreciation (depreciation) on investments             16,790,204                1,143,623
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 17,786,048                5,365,021
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
     Class I                                                                            --                 (114,610)
  Net realized gain
     Class A                                                                            --                  (28,537)
     Class B                                                                            --                  (10,640)
     Class C                                                                            --                     (783)
     Class I                                                                            --                 (159,894)
     Class Y                                                                            --                      (51)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                                     --                 (314,515)
--------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
  Class A shares (Note 2)                                                        2,660,103                9,755,222
  Class B shares                                                                   772,123                2,941,155
  Class C shares                                                                    82,372                  466,724
  Class I shares                                                                89,917,956               72,232,825
  Class Y shares                                                                    26,619                   19,000
Reinvestment of distributions at net asset value
  Class A shares                                                                        --                   28,270
  Class B shares                                                                        --                   10,611
  Class C shares                                                                        --                      766
  Class I shares                                                                        --                  274,479
  Class Y shares                                                                        --                       34
Payments for redemptions
  Class A shares                                                                (3,951,291)              (8,492,982)
  Class B shares (Note 2)                                                       (2,033,372)              (2,870,610)
  Class C shares (Note 2)                                                          (64,045)                (185,373)
  Class I shares                                                                  (611,034)              (2,414,797)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions               86,799,431               71,765,324
--------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        104,585,479               76,815,830
Net assets at beginning of period                                              165,279,076               88,463,246
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                  $ 269,864,555            $ 165,279,076
====================================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT  17

NOTES TO FINANCIAL STATEMENTS

(Unaudited as to Nov. 30, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in publicly traded U.S. securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 89.68% of the Fund's net assets.

At Nov. 30, 2006, Ameriprise Financial and the affiliated funds-of-funds owned approximately 90% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


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18  RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT  19

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


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20  RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.


------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT  21

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.78% to 0.68% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $11,283 for the six months ended Nov. 30, 2006.

The Investment Manager has Subadvisory Agreements with Goldman Sachs Asset Management, L.P. and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $2,722 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include: Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.


------------------------------------------------------------------------------

22  RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund will pay the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets for this service attributable to Class R4 shares.

Class I currently pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Under the current Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.


------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT  23

Sales charges received by the Distributor for distributing Fund shares were $23,819 for Class A, $4,196 for Class B and $4 for Class C for the six months ended Nov. 30, 2006.

The Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.55% for Class A, 2.32% for Class B, 2.32% for Class C, 1.20% for Class I and 1.38% for Class Y of the Fund's average daily net assets. In addition, effective Dec. 11, 2006, with the renaming of Class Y as Class R4, the Investment Manager and its affiliates have agreed to waive certain fees and expense until May 31, 2007, unless sooner terminated at the discretion of the Board, such that, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.32% for Class R4.

During the six months ended Nov. 30, 2006, the Fund's custodian and transfer agency fees were reduced by $898 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $17 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $136,913,494 and $48,845,852, respectively, for the six months ended Nov. 30, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                        SIX MONTHS ENDED NOV. 30, 2006
                                   CLASS A         CLASS B        CLASS C       CLASS I        CLASS Y
------------------------------------------------------------------------------------------------------
Sold                               437,973         129,457         13,779      14,369,061        4,052
Issued for reinvested
 distributions                          --              --             --              --           --
Redeemed                          (641,266)       (347,090)       (10,698)        (98,306)          --
------------------------------------------------------------------------------------------------------
Net increase (decrease)           (203,293)       (217,633)         3,081      14,270,755        4,052
------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED MAY 31, 2006
                                  CLASS A          CLASS B        CLASS C        CLASS I       CLASS Y
------------------------------------------------------------------------------------------------------
Sold                             1,588,882         491,321         77,973      11,820,012        3,139
Issued for reinvested
 distributions                       4,530           1,737            125          43,707            5
Redeemed                        (1,400,717)       (480,454)       (30,970)       (385,685)          --
------------------------------------------------------------------------------------------------------
Net increase (decrease)            192,695          12,604         47,128      11,478,034        3,144
------------------------------------------------------------------------------------------------------


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24  RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2006.

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to our motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Discovery is currently set to end in March 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately


------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT  25
disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


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26  RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


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RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT  27

8. FINANCIAL HIGHLIGHTS

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                            2006(h)         2006            2005            2004             2003(b)
Net asset value, beginning of period                 $ 6.09          $ 5.79          $ 5.79          $ 5.36          $  5.11
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.02)           (.01)           (.01)           (.02)              --
Net gains (losses) (both realized
 and unrealized)                                        .47             .32             .04             .57              .25
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        .45             .31             .03             .55              .25
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                        --            (.01)           (.03)           (.12)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 6.54          $ 6.09          $ 5.79          $ 5.79          $  5.36
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $   21          $   20          $   18          $   12          $     5
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c)                                   1.44%(d)        1.38%(e)        1.50%(e)        1.40%(e)         1.20%(d),(e)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                           (.53%)(d)       (.38%)          (.18%)          (.48%)            .16%(d)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                       24%             62%            122%             66%              10%
------------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                        7.39%(g)        5.33%            .52%          10.32%            4.89%(g)
------------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.42%, 1.56%, 3.06% and 23.71% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Nov. 30, 2006 (Unaudited).


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28  RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                    2006(h)          2006             2005             2004             2003(b)
Net asset value, beginning of period         $ 5.94           $ 5.69           $ 5.74           $ 5.35           $ 5.11
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   (.04)            (.03)            (.04)            (.03)            (.01)
Net gains (losses) (both realized
 and unrealized)                                .46              .29              .02              .54              .25
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                .42              .26             (.02)             .51              .24
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                --             (.01)            (.03)            (.12)              --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 6.36           $ 5.94           $ 5.69           $ 5.74           $ 5.35
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)      $    6           $    7           $    7           $    4           $   --
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c)                           2.21%(d)         2.15%(e)         2.27%(e)         2.17%(e)         1.89%(d),(e)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                  (1.29%)(d)       (1.15%)           (.97%)          (1.25%)           (.78%)(d)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)               24%              62%             122%              66%              10%
-------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                7.07%(g)         4.54%            (.34%)           9.57%            4.70%(g)
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.18%, 2.34%, 3.83% and 24.48% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Nov. 30, 2006 (Unaudited).


------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT  29

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                     2006(h)           2006              2005              2004              2003(b)
Net asset value, beginning of period         $  5.94           $  5.69           $  5.75           $  5.35           $  5.11
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    (.04)             (.03)             (.05)             (.03)             (.01)
Net gains (losses) (both realized
 and unrealized)                                 .47               .29               .02               .55               .25
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 .43               .26              (.03)              .52               .24
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                 --              (.01)             (.03)             (.12)               --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $  6.37           $  5.94           $  5.69           $  5.75           $  5.35
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)      $     1           $     1           $    --           $    --           $    --
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c)                            2.21%(d)          2.14%(e)          2.27%(e)          2.18%(e)          1.86%(d),(e)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets            (1.29%)(d)        (1.14%)            (.94%)           (1.27%)            (.53%)(d)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                24%               62%              122%               66%               10%
------------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                 7.24%(g)          4.54%             (.52%)            9.75%             4.70%(g)
------------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.18%, 2.35%, 3.83% and 24.49% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Nov. 30, 2006 (Unaudited).


------------------------------------------------------------------------------

30  RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                    2006(h)          2006          2005          2004(b)
Net asset value, beginning of period         $ 6.14           $ 5.82        $ 5.80        $ 6.10
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     --               --           .01          (.01)
Net gains (losses) (both realized
 and unrealized)                                .48              .33           .04          (.29)
--------------------------------------------------------------------------------------------------------
Total from investment operations                .48              .33           .05          (.30)
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                --             (.01)         (.03)           --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 6.62           $ 6.14        $ 5.82        $ 5.80
--------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)      $  242           $  137        $   63        $    8
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c)                            .95%(d)          .93%         1.11%         1.03%(d),(e)
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                   (.06%)(d)         .07%          .22%          .03%(d)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)               24%              62%          122%           66%
--------------------------------------------------------------------------------------------------------
Total return(f)                                7.82%(g)         5.75%          .88%        (4.91%)(g)
--------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.58% for the period ended May 31, 2004.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Nov. 30, 2006 (Unaudited).


------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT  31

CLASS Y*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                    2006(h)          2006             2005             2004             2003(b)
Net asset value, beginning of period         $ 6.13           $ 5.82           $ 5.81           $ 5.36           $ 5.11
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   (.01)            (.01)             .01             (.01)              --
Net gains (losses) (both realized
 and unrealized)                                .48              .33              .03              .58              .25
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                .47              .32              .04              .57              .25
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                --             (.01)            (.03)            (.12)              --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 6.60           $ 6.13           $ 5.82           $ 5.81           $ 5.36
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)      $   --           $   --           $   --           $   --           $   --
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c)                           1.26%(d)         1.20%(e)         1.31%(e)         1.22%(e)         1.07%(d),(e)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                   (.35%)(d)        (.20%)            .09%            (.33%)            .31%(d)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)               24%              62%             122%              66%              10%
-------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                7.67%(g)         5.47%             .70%           10.72%            4.89%(g)
-------------------------------------------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.23%, 1.39%, 2.87% and 23.53% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Nov. 30, 2006 (Unaudited).


------------------------------------------------------------------------------

32  RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT  33

                                      BEGINNING            ENDING          EXPENSES
                                   ACCOUNT VALUE       ACCOUNT VALUE      PAID DURING      ANNUALIZED
                                    JUNE 1, 2006       NOV. 30, 2006     THE PERIOD(a)    EXPENSE RATIO
Class A
  Actual(b)                            $1,000            $1,073.90           $ 7.49            1.44%
  Hypothetical
  (5% return before expenses)          $1,000            $1,017.85           $ 7.28            1.44%
Class B
  Actual(b)                            $1,000            $1,070.70           $11.47            2.21%
  Hypothetical
  (5% return before expenses)          $1,000            $1,013.99           $11.16            2.21%
Class C
  Actual(b)                            $1,000            $1,072.40           $11.48            2.21%
  Hypothetical
  (5% return before expenses)          $1,000            $1,013.99           $11.16            2.21%
Class I
  Actual(b)                            $1,000            $1,078.20           $ 4.95             .95%
  Hypothetical
  (5% return before expenses)          $1,000            $1,020.31           $ 4.81             .95%
Class Y
  Actual(b)                            $1,000            $1,076.70           $ 6.56(c)         1.26%
  Hypothetical
  (5% return before expenses)          $1,000            $1,018.75           $ 6.38(c)         1.26%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended Nov. 30, 2006:
      +7.39% for Class A, +7.07% for Class B, +7.24% for Class C, +7.82% for
      Class I and +7.67% for Class Y.

(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May
      31, 2007, unless sooner terminated at the discretion of the Fund's
      Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.32% for Class R4. These changes are effective Dec. 11, 2006. Any amounts waived will not be reimbursed by the Fund. If these changes had been in place for the six-month period ended Nov. 30, 2006, the actual expenses paid would have been $6.51 and the hypothetical expenses paid would have been $6.33.


------------------------------------------------------------------------------

34  RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL GROWTH FUND - 2006 SEMIANNUAL REPORT  35

RIVERSOURCE(SM) FUNDAMENTAL GROWTH FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

                        This report must be accompanied or preceded by the
RIVERSOURCE [LOGO](SM)  Fund's current prospectus. RiverSource(SM) mutual
      INVESTMENTS       funds are distributed by RiverSource Distributors,
                        Inc. and Ameriprise Financial Services, Inc., Members
                        NASD, and managed by RiverSource Investments, LLC.
                        These companies are part of Ameriprise Financial, Inc.

                                                               S-6272 E (1/07)

   Semiannual Report

                                                       RIVERSOURCE [LOGO](SM)
                                                             INVESTMENTS

   RIVERSOURCE(SM)
   FUNDAMENTAL VALUE FUND

   SEMIANNUAL REPORT FOR
   THE PERIOD ENDED
   NOV. 30, 2006

 > RIVERSOURCE FUNDAMENTAL
   VALUE FUND SEEKS TO PROVIDE
   SHAREHOLDERS WITH LONG-TERM
   CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot ...........................................................    3

Performance Summary .....................................................    5

Questions & Answers with Portfolio Management ...........................    7

Investments in Securities ...............................................    9

Financial Statements ....................................................   12

Notes to Financial Statements ...........................................   15

Fund Expenses Example ...................................................   30

Proxy Voting ............................................................   32

                                    [LOGO]
                                 DALBAR RATED
                                     2006
                               FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

------------------------------------------------------------------------------

2 RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT

FUND SNAPSHOT AT NOV. 30, 2006

FUND OVERVIEW

RiverSource Fundamental Value Fund invests in high quality, well-managed, large-cap companies with strong potential for long-term earnings growth. The experienced management team adheres to a rigorous price discipline, paying careful attention to the intrinsic valuations and cash earnings of every company stock owned in the portfolio. When stocks are considered for investment, the team uses first-hand, fundamental research. The Fund emphasizes long-term, patient investment practices.

SECTOR BREAKDOWN*

Percentage of portfolio assets

Other(1)                        13.5%
Information Technology           5.1%
Industrials                      6.8%
Energy                          11.9%                      [PIE CHART]
Financials                      35.1%
Consumer Staples                14.2%
Consumer Discretionary          13.4%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Materials 4.0%, Health Care 3.3%, Telecommunication Services
      1.7% and Cash & Cash Equivalents(2) 4.5%.

(2) Of the 4.5%, 3.2% is due to security lending activity and 1.3% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Altria Group                                 4.6%
American Express                             4.5%
American Intl Group                          4.4%
ConocoPhillips                               4.3%
Tyco Intl                                    4.2%
JPMorgan Chase & Co                          4.0%
Costco Wholesale                             3.7%
Berkshire Hathaway Cl B                      3.4%
Comcast Special Cl A                         3.3%
HSBC Holdings ADR                            2.8%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

-----------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT 3

FUND SNAPSHOT AT NOV. 30, 2006

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
  X                   LARGE
                      MEDIUM   SIZE
                      SMALL

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

DAVIS SELECTED ADVISERS, L.P.

                                                              YEARS IN INDUSTRY
Christopher Davis                                                     18
Kenneth Feinberg                                                      12

FUND FACTS

                                TICKER SYMBOL            INCEPTION DATE
Class A                              AFVAX                    6/18/01
Class B                              AFVBX                    6/18/01
Class C                              AFVCX                    6/18/01
Class I                              AFVIX                     3/4/04
Class Y                                 --                    6/18/01

Total net assets                                       $1.155 billion

Number of holdings                                                 75

------------------------------------------------------------------------------

4 RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON
                 For the six-month period ended Nov. 30, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Fundamental Value Fund Class A (excluding sales charge)    +9.75%
S&P 500(R) Index(1) (unmanaged)                                       +11.33%
Russell 1000(R) Value Index(2) (unmanaged)                            +12.92%
Lipper Large-Cap Value Funds Index(3)                                 +10.92%

(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stock in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

(3) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT 5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT NOV. 30, 2006

                                                                                                  SINCE
Without sales charge                 6 MONTHS*       1 YEAR        3 YEARS        5 YEARS       INCEPTION
Class A (inception 6/18/01)            +9.75%        +12.92%        +12.68%        +7.96%         +6.43%
Class B (inception 6/18/01)            +9.17%        +12.02%        +11.81%        +7.11%         +5.63%
Class C (inception 6/18/01)            +9.14%        +11.78%        +11.76%        +7.09%         +5.69%
Class I (inception 3/4/04)             +9.82%        +13.26%           N/A           N/A         +10.24%
Class Y (inception 6/18/01)            +9.87%        +13.15%        +12.87%        +8.16%         +6.62%
With sales charge
Class A (inception 6/18/01)            +3.44%         +6.43%        +10.48%        +6.69%         +5.28%
Class B (inception 6/18/01)            +4.17%         +7.02%        +10.73%        +6.81%         +5.49%
Class C (inception 6/18/01)            +8.14%        +10.78%        +11.76%        +7.09%         +5.69%

AT DEC. 31, 2006

                                                                                                  SINCE
Without sales charge                 6 MONTHS*       1 YEAR        3 YEARS        5 YEARS       INCEPTION
Class A (inception 6/18/01)           +11.07%        +14.45%        +11.45%        +8.10%         +6.72%
Class B (inception 6/18/01)           +10.72%        +13.59%        +10.70%        +7.28%         +5.94%
Class C (inception 6/18/01)           +10.68%        +13.55%        +10.66%        +7.25%         +6.00%
Class I (inception 3/4/04)            +11.43%        +14.79%           N/A           N/A         +10.74%
Class Y (inception 6/18/01)           +11.34%        +14.71%        +11.75%        +8.33%         +6.93%
With sales charge
Class A (inception 6/18/01)            +4.69%         +7.87%         +9.27%        +6.83%         +5.59%
Class B (inception 6/18/01)            +5.72%         +8.59%         +9.60%        +6.98%         +5.80%
Class C (inception 6/18/01)            +9.68%        +12.55%        +10.66%        +7.25%         +6.00%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class Y shares. These share classes are available to institutional investors only.

*     Not annualized

------------------------------------------------------------------------------

6 RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RiverSource Fundamental Value Fund rose 9.75% for the six-month period ended Nov. 30, 2006 (Class A shares, excluding sales charge), underperforming its benchmark, the Russell 1000(R) Value Index, which rose 12.92% during the same period. The Fund also underperformed the Lipper Large Cap Value Funds Index, which increased 10.92%. The S&P 500(R) Index returned 11.33% for the period. Davis Selected Advisers, L.P. an independent money management firm, manages the Fund's portfolio.

The specific stocks mentioned are for illustrative purposes only and are not a complete list of stocks that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

Q: What factors most significantly affected the Fund's performance for the period?

A: Consumer discretionary companies were the most important contributors to the Fund's performance during the six-month period. Harley-Davidson and Comcast were among the top contributors to performance while Apollo Group, Lagardere and NTL detracted from performance.

      The Fund's largest industry group holdings were insurance companies, diversified financial companies and consumer staple companies. Two insurance companies American Intl Group and Berkshire Hathaway and two diversified financial companies JPMorgan Chase and American Express contributed positively during the period. Wal-Mart Stores and Hershey, two consumer staple companies, detracted from performance.

      Although telecommunication services was the strongest performing sector in the S&P 500(R) Index, the Fund's telecommunications services companies detracted from performance during the six-month period. In particular, Sprint Nextel detracted from performance.

------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT 7

QUESTIONS & ANSWERS

      We have identified a number of investment opportunities in foreign companies, and the Fund ended the period with approximately 14% of its assets invested in foreign companies. As a group, the foreign companies owned by the Fund underperformed the S&P 500(R) Index during the period.

Q:    What changes did you make to the Fund during the period?

A: During the period, there was only one change to the companies making up the Fund's top 10 holdings. Golden West Financial was acquired by Wachovia in October 2006. HSBC Holdings, which had been the Fund's eleventh largest holding in May 2006, is now the Fund's tenth largest holding as of November 2006.

      Our long-term focus usually results in low portfolio turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. We focus deliberately on the future, considering each company's long-term business fundamentals.

Q:    How are you positioning the Fund going forward?

A: The Fund's investment strategy is to perform extensive research to buy companies with durable earnings at prices below our estimates of their intrinsic value and hold them for the long term. We are strong supporters of long-term buy-and-hold investing.

------------------------------------------------------------------------------

8 RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

NOV. 30, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (98.4%)

ISSUER                                             SHARES             VALUE(a)
AIR FREIGHT & LOGISTICS (0.5%)
United Parcel Service Cl B                         75,900         $  5,914,128
------------------------------------------------------------------------------

AUTOMOBILES (2.2%)
Harley-Davidson                                   342,100(e)        25,236,717
------------------------------------------------------------------------------

BEVERAGES (2.2%)
Diageo ADR                                        196,000(c)        15,148,840
Heineken Holding                                  240,350(c)         9,890,187
                                                                  ------------
Total                                                               25,039,027
------------------------------------------------------------------------------

CAPITAL MARKETS (0.9%)
Morgan Stanley                                    106,800            8,133,888
State Street                                       35,500            2,205,615
                                                                  ------------
Total                                                               10,339,503
------------------------------------------------------------------------------

COMMERCIAL BANKS (8.4%)
Commerce Bancorp                                  200,300(e)         6,962,428
HSBC Holdings ADR                                 356,377(c,e)      33,143,061
Wachovia                                          504,332           27,329,751
Wells Fargo & Co                                  832,000           29,319,680
                                                                  ------------
Total                                                               96,754,920
------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.7%)
Dun & Bradstreet                                  102,900(b)         8,460,438
------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (0.3%)
Nokia ADR                                         143,800(c)         2,907,636
------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.4%)
Dell                                              299,600(b)         8,161,104
Hewlett-Packard                                   189,500            7,477,670
                                                                  ------------
Total                                                               15,638,774
------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.6%)
Martin Marietta Materials                          95,800            9,513,898
Vulcan Materials                                   95,100            8,437,272
                                                                  ------------
Total                                                               17,951,170
------------------------------------------------------------------------------

CONSUMER FINANCE (4.6%)
American Express                                  904,100           53,088,752
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                             SHARES             VALUE(a)
CONTAINERS & PACKAGING (2.1%)
Sealed Air                                        404,700         $ 24,083,697
------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES (1.4%)
Apollo Group Cl A                                  86,200(b)         3,343,698
H&R Block                                         534,200           12,820,800
                                                                  ------------
Total                                                               16,164,498
------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (7.6%)
Citigroup                                         483,900           23,996,601
JPMorgan Chase & Co                             1,030,140           47,674,879
Moody's                                           232,700           16,167,996
                                                                  ------------
Total                                                               87,839,476
------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.8%)
Transocean                                        121,300(b)         9,455,335
------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (5.6%)
Costco Wholesale                                  832,800(e)        43,522,128
Wal-Mart Stores                                   467,500           21,551,750
                                                                  ------------
Total                                                               65,073,878
------------------------------------------------------------------------------

FOOD PRODUCTS (0.6%)
Hershey                                           140,600            7,447,582
------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.4%)
Cardinal Health                                   165,300           10,681,686
Caremark Rx                                       270,300           12,785,190
Express Scripts                                    63,100(b)         4,303,420
UnitedHealth Group                                239,100           11,735,028
                                                                  ------------
Total                                                               39,505,324
------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.3%)
Hunter Douglas                                     38,403(c)         2,899,073
------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.1%)
Procter & Gamble                                  205,300           12,890,787
------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (4.4%)
Tyco Intl                                       1,664,844(c)        50,428,125
------------------------------------------------------------------------------

                          See accompanying notes to investments in securities.

------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT 9

ISSUER                                            SHARES              VALUE(a)
INSURANCE (14.6%)
American Intl Group                              744,500        $   52,353,241
Aon                                              216,800             7,735,424
Berkshire Hathaway Cl B                           11,436(b)         40,654,980
Chubb                                             59,200             3,064,192
Loews                                            604,700            24,139,624
Markel                                             2,200(b)            985,050
Principal Financial
 Group                                            67,900             3,921,225
Progressive                                    1,047,100            23,612,105
Sun Life Financial                                43,500(c)          1,860,930
Transatlantic Holdings                           185,425            11,474,099
                                                                --------------
Total                                                              169,800,870
------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.4%)
Amazon.com                                       201,500(b)          8,128,510
Expedia                                           77,300(b)          1,404,541
IAC/InterActiveCorp                               78,000(b)          2,846,220
Liberty Media -
 Interactive Cl A                                178,075(b,d)        4,052,987
                                                                --------------
Total                                                               16,432,258
------------------------------------------------------------------------------

IT SERVICES (1.4%)
Iron Mountain                                    367,800(b)         15,852,180
------------------------------------------------------------------------------

MARINE (0.3%)
Kuehne & Nagel Intl                               54,001(c)          3,907,107
------------------------------------------------------------------------------

MEDIA (7.2%)
Comcast Special Cl A                             968,300(b)         39,003,125
Gannett                                           51,300             3,053,376
Lagardere                                        138,500(c)         10,143,644
Liberty Media -
 Capital Series A                                 35,675(b,d)        3,136,546
News Corp Cl A                                   966,300            19,905,780
NTL                                              206,172             4,966,683
WPP Group ADR                                     46,000(c)          3,045,660
                                                                --------------
Total                                                               83,254,814
------------------------------------------------------------------------------

METALS & MINING (0.5%)
BHP Billiton                                     144,200(c)          2,735,748
Rio Tinto                                         55,000(c)          2,935,729
                                                                --------------
Total                                                                5,671,477
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                            SHARES              VALUE(a)
OIL, GAS & CONSUMABLE FUELS (11.5%)
Canadian Natural
 Resources                                        88,900(c)     $    4,824,603
ConocoPhillips                                   752,216            50,624,137
Devon Energy                                     381,000            27,953,970
EOG Resources                                    324,500            22,886,985
Occidental Petroleum                             520,200            26,186,868
                                                                --------------
Total                                                              132,476,563
------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.4%)
Avon Products                                    142,800             4,660,992
------------------------------------------------------------------------------

SOFTWARE (2.3%)
Microsoft                                        895,200            26,256,216
------------------------------------------------------------------------------

SPECIALTY RETAIL (1.3%)
Bed Bath & Beyond                                166,700(b)          6,459,625
CarMax                                            68,000(b)          3,137,520
Lowe's Companies                                 191,500             5,775,640
                                                                --------------
Total                                                               15,372,785
------------------------------------------------------------------------------

TOBACCO (4.7%)
Altria Group                                     645,600            54,365,976
------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (1.0%)
China Merchants
 Holdings Intl                                 2,248,116(c)          7,500,078
COSCO Pacific                                  1,836,200(c)          4,050,858
                                                                --------------
Total                                                               11,550,936
------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.7%)
SK Telecom ADR                                   245,100(c)          6,355,443
Sprint Nextel                                    702,800            13,711,628
                                                                --------------
Total                                                               20,067,071
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $851,672,348)                                            $1,136,788,085
------------------------------------------------------------------------------

MONEY MARKET FUND (4.6%)(f)

                                                SHARES              VALUE(a)
RiverSource Short-Term
 Cash Fund                                    53,492,211(g)     $   53,492,211
------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $53,492,211)                                             $   53,492,211
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $905,164,559)(h)                                         $1,190,280,296
==============================================================================

See accompanying notes to investments in securities.

------------------------------------------------------------------------------

10 RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2006, the value of foreign securities represented 14.0% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) At Nov. 30, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(f) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 3.3% of net assets. See
      Note 5 to the financial statements. 1.3% of net assets is the Fund's cash equivalent position.

(g)   Affiliated Money Market Fund -- See Note 6 to the financial statements.

(h) At Nov. 30, 2006, the cost of securities for federal income tax purposes was approximately $905,165,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                         $ 293,261,000
Unrealized depreciation                                            (8,146,000)
------------------------------------------------------------------------------
Net unrealized appreciation                                     $ 285,115,000
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT 11

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOV. 30, 2006 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
  Unaffiliated issuers* (identified cost $851,672,348)                                     $ 1,136,788,085
  Affiliated money market fund (identified cost $53,492,211) (Note 6)                           53,492,211
----------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $905,164,559)                               1,190,280,296
Capital shares receivable                                                                          123,183
Dividends and accrued interest receivable                                                        1,990,061
Receivable for investment securities sold                                                        1,720,660
----------------------------------------------------------------------------------------------------------
Total assets                                                                                 1,194,114,200
----------------------------------------------------------------------------------------------------------

LIABILITIES
Capital shares payable                                                                             157,951
Payable upon return of securities loaned (Note 5)                                               38,450,000
Accrued investment management services fee                                                          22,561
Accrued distribution fee                                                                           232,671
Accrued service fee                                                                                      3
Accrued transfer agency fee                                                                          2,677
Accrued administrative services fee                                                                  1,789
Other accrued expenses                                                                             152,956
----------------------------------------------------------------------------------------------------------
Total liabilities                                                                               39,020,608
----------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                         $ 1,155,093,592
==========================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                   $     1,752,479
Additional paid-in capital                                                                     817,511,207
Undistributed net investment income                                                              2,742,955
Accumulated net realized gain (loss)                                                            47,970,891
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                           285,116,060
----------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                    $1,155,093,592
==========================================================================================================
Net assets applicable to outstanding shares:            Class A                             $  797,387,450
                                                        Class B                             $  258,360,505
                                                        Class C                             $   18,909,930
                                                        Class I                             $   79,461,506
                                                        Class Y                             $      974,201
Net asset value per share of outstanding capital stock: Class A shares        120,151,307   $         6.64
                                                        Class B shares         40,174,607   $         6.43
                                                        Class C shares          2,929,546   $         6.45
                                                        Class I shares         11,846,495   $         6.71
                                                        Class Y shares            145,912   $         6.68
----------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 5)                                           $   37,224,200
----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

------------------------------------------------------------------------------

12 RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS

SIX MONTHS ENDED NOV. 30, 2006 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends                                                                                 $  8,055,119
Interest                                                                                       526,470
Income distributions from affiliated money market fund (Note 6)                                496,306
Fee income from securities lending (Note 5)                                                     26,385
  Less foreign taxes withheld                                                                  (56,034)
------------------------------------------------------------------------------------------------------
Total income                                                                                 9,048,246
------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                           3,819,572
Distribution fee
  Class A                                                                                      950,167
  Class B                                                                                    1,289,871
  Class C                                                                                       91,040
Transfer agency fee                                                                            873,456
Incremental transfer agency fee
  Class A                                                                                       63,139
  Class B                                                                                       42,698
  Class C                                                                                        2,864
Service fee -- Class Y                                                                             421
Administrative services fees and expenses                                                      318,070
Compensation of board members                                                                   11,363
Custodian fees                                                                                  75,200
Printing and postage                                                                           122,250
Registration fees                                                                               13,649
Audit fees                                                                                      11,500
Other                                                                                           38,481
------------------------------------------------------------------------------------------------------
Total expenses                                                                               7,723,741
  Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)            (377,944)
------------------------------------------------------------------------------------------------------
                                                                                             7,345,797
  Earnings and bank fee credits on cash balances (Note 2)                                      (28,370)
------------------------------------------------------------------------------------------------------
Total net expenses                                                                           7,317,427
------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                              1,730,819
------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions (Note 3)                                                            33,917,441
  Foreign currency transactions                                                                 (3,861)
  Payment from affiliate (Note 2)                                                                3,582
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                     33,917,162
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                     67,163,818
------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                      101,080,980
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                           $102,811,799
======================================================================================================

See accompanying notes to financial statements.

------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT 13

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        NOV. 30, 2006
                                                                       SIX MONTHS ENDED    MAY 31, 2006
                                                                         (UNAUDITED)        YEAR ENDED
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                        $     1,730,819    $     2,961,376
Net realized gain (loss) on investments                                     33,917,162         25,785,364
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies        67,163,818         86,711,178
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            102,811,799        115,457,918
---------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
     Class A                                                                        --         (2,587,961)
     Class I                                                                        --           (359,311)
     Class Y                                                                        --             (3,294)
---------------------------------------------------------------------------------------------------------
Total distributions                                                                 --         (2,950,566)
---------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
  Class A shares (Note 2)                                                   68,866,920        195,638,314
  Class B shares                                                            11,566,172         59,894,423
  Class C shares                                                             1,397,549          4,222,741
  Class I shares                                                             8,952,628         41,798,178
  Class Y shares                                                               122,363            238,361
Reinvestment of distributions at net asset value
  Class A shares                                                                    --          2,529,295
  Class I shares                                                                    --            359,276
  Class Y shares                                                                    --              3,240
Payments for redemptions
  Class A shares                                                           (84,112,727)      (173,307,197)
  Class B shares (Note 2)                                                  (56,207,850)      (102,536,266)
  Class C shares (Note 2)                                                   (2,140,946)        (5,167,217)
  Class I shares                                                           (23,001,707)          (318,508)
  Class Y shares                                                                (2,900)           (52,318)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          (74,560,498)        23,302,322
---------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                     28,251,301        135,809,674
Net assets at beginning of period                                        1,126,842,291        991,032,617
---------------------------------------------------------------------------------------------------------
Net assets at end of period                                            $ 1,155,093,592    $ 1,126,842,291
=========================================================================================================
Undistributed net investment income                                    $     2,742,955    $     1,012,136
---------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

14 RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

(Unaudited as to Nov. 30, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 6.88% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT 15

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

------------------------------------------------------------------------------

16 RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

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RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT 17

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

------------------------------------------------------------------------------

18 RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.73% to 0.60% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $182,799 for the six months ended Nov. 30, 2006.

The Investment Manager has a Subadvisory Agreement with Davis Selected Advisers, L.P.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $20,895 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include: Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT 19

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund will pay the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets for this service attributable to Class R4 shares.

Class I currently pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Under the current Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $510,782 for Class A, $112,202 for Class B and $1,320 for Class C for the six months ended Nov. 30, 2006.

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20 RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT

For the six months ended Nov. 30, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.15% for Class A, 1.92% for Class B, 1.92% for Class C and 0.98% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $282,503, $88,889, $6,263 and $289, respectively. In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance adjustment incentive adjustment, will not exceed 1.18% for Class A, 1.95% for Class B, 1.95% for Class C, 0.83% for Class I and 1.01% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2006, the Fund's custodian and transfer agency fees were reduced by $28,370 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $3,582 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $79,919,157 and $162,595,877, respectively, for the six months ended Nov. 30, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                 SIX MONTHS ENDED NOV. 30, 2006
                             CLASS A        CLASS B        CLASS C        CLASS I        CLASS Y
--------------------------------------------------------------------------------------------------
Sold                        11,245,123      1,912,954        232,038      1,432,525         19,282
Issued for reinvested
 distributions                      --             --             --             --             --
Redeemed                   (13,553,213)    (9,537,168)      (353,822)    (3,623,753)          (479)
--------------------------------------------------------------------------------------------------
Net increase  (decrease)    (2,308,090)    (7,624,214)      (121,784)    (2,191,228)        18,803
--------------------------------------------------------------------------------------------------

                                                  YEAR ENDED MAY 31, 2006
                             CLASS A        CLASS B        CLASS C        CLASS I        CLASS Y
--------------------------------------------------------------------------------------------------
Sold                        33,874,810     10,636,594        745,838      7,044,001         41,307
Issued for reinvested
 distributions                 422,253             --             --         59,581            539
Redeemed                   (29,530,315)   (18,064,841)      (898,797)       (53,128)        (8,629)
--------------------------------------------------------------------------------------------------
Net increase (decrease)      4,766,748     (7,428,247)      (152,959)     7,050,454         33,217
--------------------------------------------------------------------------------------------------

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RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT 21

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At Nov. 30, 2006, securities valued at $37,224,200 were on loan to brokers. For collateral, the Fund received $38,450,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $26,385 for the six months ended Nov. 30, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2006.


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22 RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to our motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Discovery is currently set to end in March 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties

------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT 23 ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

------------------------------------------------------------------------------

24 RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                 2006(g)         2006       2005       2004          2003
Net asset value, beginning of period      $ 6.05          $ 5.45     $ 5.04     $ 4.15        $ 4.45
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .01             .02        .01        .01           .02
Net gains (losses) (both realized
 and unrealized)                             .58             .60        .42        .89          (.32)
----------------------------------------------------------------------------------------------------
Total from investment operations             .59             .62        .43        .90          (.30)
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income          --            (.02)      (.02)      (.01)           --
----------------------------------------------------------------------------------------------------
Net asset value, end of period            $ 6.64          $ 6.05     $ 5.45     $ 5.04        $ 4.15
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $  797          $  741     $  641     $  332        $  201
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                        1.15%(c),(d)    1.26%      1.30%      1.34%(d)      1.35%(d)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                 .47%(c)         .46%       .58%       .42%          .52%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)             7%             20%         2%         5%           41%
----------------------------------------------------------------------------------------------------
Total return(e)                             9.75%(f)       11.38%      8.57%     21.57%        (6.71%)
----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Adjusted to an annual basis.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.22% for the six months ended Nov. 30, 2006 and 1.35% and 1.45% for the years ended May 31, 2004 and 2003, respectively.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Nov. 30, 2006 (Unaudited).

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RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT 25

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                 2006(g)         2006       2005       2004          2003
Net asset value, beginning of period      $ 5.89          $ 5.32     $ 4.94     $ 4.09        $ 4.43
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  --            (.02)      (.02)      (.01)         (.01)
Net gains (losses) (both realized
 and unrealized)                             .54             .59        .40        .86          (.33)
----------------------------------------------------------------------------------------------------
Total from investment operations             .54             .57        .38        .85          (.34)
----------------------------------------------------------------------------------------------------
Net asset value, end of period            $ 6.43          $ 5.89     $ 5.32     $ 4.94        $ 4.09
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $  258          $  281     $  294     $  196        $  135
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                        1.92%(c),(d)    2.03%      2.06%      2.10%(d)      2.11%(d)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                (.31%)(c)       (.30%)     (.20%)     (.34%)        (.24%)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)             7%             20%         2%         5%           41%
----------------------------------------------------------------------------------------------------
Total return(e)                             9.17%(f)       10.71%      7.69%     20.78%        (7.67%)
----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Adjusted to an annual basis.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.99% for the six months ended Nov. 30, 2006 and 2.11% and 2.21% for the years ended May 31, 2004 and 2003, respectively.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Nov. 30, 2006 (Unaudited).

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26 RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                 2006(g)         2006       2005       2004          2003
Net asset value, beginning of period      $ 5.91          $ 5.34     $ 4.96     $ 4.11        $ 4.44
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  --            (.01)      (.02)      (.01)         (.01)
Net gains (losses) (both realized
 and unrealized)                             .54             .58        .40        .86          (.32)
----------------------------------------------------------------------------------------------------
Total from investment operations             .54             .57        .38        .85          (.33)
----------------------------------------------------------------------------------------------------
Net asset value, end of period            $ 6.45          $ 5.91     $ 5.34     $ 4.96        $ 4.11
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $   19          $   18     $   17     $   12        $    8
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                        1.92%(c),(d)    2.03%      2.07%      2.10%(d)      2.11%(d)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                (.30%)(c)       (.31%)     (.20%)     (.34%)        (.24%)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)             7%             20%         2%         5%           41%
----------------------------------------------------------------------------------------------------
Total return(e)                             9.14%(f)       10.67%      7.66%     20.68%        (7.43%)
----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Adjusted to an annual basis.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.99% for the six months ended Nov. 30, 2006 and 2.12% and 2.21% for the years ended May 31, 2004 and 2003, respectively.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Nov. 30, 2006 (Unaudited).

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RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT 27

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                   2006(h)        2006         2005         2004(b)
Net asset value, beginning of period        $ 6.11         $ 5.49       $ 5.07       $ 5.20
-------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   .03            .04          .02          .03
Net gains (losses) (both realized
 and unrealized)                               .57            .62          .44         (.16)
-------------------------------------------------------------------------------------------
Total from investment operations               .60            .66          .46         (.13)
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income            --           (.04)        (.04)          --
-------------------------------------------------------------------------------------------
Net asset value, end of period              $ 6.71         $ 6.11       $ 5.49       $ 5.07
-------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)     $   79         $   86       $   38       $    8
-------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c)                           .79%(d)        .83%         .85%         .92%(d),(e)
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                   .84%(d)        .91%        1.10%         .92%(d)
-------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)               7%            20%           2%           5%
-------------------------------------------------------------------------------------------
Total return(f)                               9.82%(g)      11.96%        8.99%       (2.50%)(g)
-------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.01% for the period ended May 31, 2004.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Nov. 30, 2006 (Unaudited).

------------------------------------------------------------------------------

28 RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT

CLASS Y*

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                 2006(g)         2006       2005       2004          2003
Net asset value, beginning of period      $ 6.08          $ 5.47     $ 5.06     $ 4.16        $ 4.46
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .02             .03        .02        .01           .02
Net gains (losses) (both realized
 and unrealized)                             .58             .61        .42        .90          (.32)
----------------------------------------------------------------------------------------------------
Total from investment operations             .60             .64        .44        .91          (.30)
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income          --            (.03)      (.03)      (.01)           --
----------------------------------------------------------------------------------------------------
Net asset value, end of period            $ 6.68          $ 6.08     $ 5.47     $ 5.06        $ 4.16
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    1          $    1     $    1     $   --        $   --
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                         .98%(c),(d)    1.09%      1.13%      1.17%(d)      1.16%(d)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                 .66%(c)         .64%       .79%       .58%          .71%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)             7%             20%         2%         5%           41%
----------------------------------------------------------------------------------------------------
Total return(e)                             9.87%(f)       11.65%      8.70%     21.82%        (6.67%)
----------------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Adjusted to an annual basis.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.05% for the six months ended Nov. 30, 2006 and 1.18% and 1.27% for the years ended May 31, 2004 and 2003, respectively.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Nov. 30, 2006 (Unaudited).

------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT 29

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------

30 RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT

                                     BEGINNING         ENDING         EXPENSES
                                   ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                                   JUNE 1, 2006    NOV. 30, 2006    THE PERIOD(a)   EXPENSE RATIO
Class A
  Actual(b)                           $1,000         $1,097.50            $6.05          1.15%
  Hypothetical
  (5% return before expenses)         $1,000         $1,019.30            $5.82          1.15%
Class B
  Actual(b)                           $1,000         $1,091.70           $10.07          1.92%
  Hypothetical
  (5% return before expenses)         $1,000         $1,015.44            $9.70          1.92%
Class C
  Actual(b)                           $1,000         $1,091.40           $10.07          1.92%
  Hypothetical
  (5% return before expenses)         $1,000         $1,015.44            $9.70          1.92%
Class I
  Actual(b)                           $1,000         $1,098.20            $4.16           .79%
  Hypothetical
  (5% return before expenses)         $1,000         $1,021.11            $4.00           .79%
Class Y
  Actual(b)                           $1,000         $1,098.70            $5.16(c)        .98%
  Hypothetical
  (5% return before expenses)         $1,000         $1,020.16            $4.96(c)        .98%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended Nov. 30, 2006:
      +9.75% for Class A, +9.17% for Class B, +9.14% for Class C, +9.82% for
      Class I and +9.87% for Class Y.

(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May
      31, 2007, unless sooner terminated at the discretion of the Fund's
      Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.01% for Class R4. Any amounts waived will not be reimbursed by the Fund. These changes are effective
      Dec. 11, 2006. If these changes had been in place for the six-month period ended Nov. 30, 2006, the actual and hypothetical expenses paid would have been the same as those presented in the table above.

------------------------------------------------------------------------------

RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT 31

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

------------------------------------------------------------------------------

32 RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 SEMIANNUAL REPORT

RIVERSOURCE SM) FUNDAMENTAL VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

RIVERSOURCE [LOGO](SM)   This report must be accompanied or preceded by the
      INVESTMENTS        Fund's current prospectus. RiverSource(SM) mutual
                         funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members
                         NASD, and managed by RiverSource Investments, LLC.
                         These companies are part of Ameriprise Financial, Inc.

                                                               S-6247 G (1/07)

   Semiannual Report

                                                       RIVERSOURCE [LOGO](SM)
                                                             INVESTMENTS

   RIVERSOURCE(SM)
   SELECT VALUE FUND

   SEMIANNUAL REPORT FOR
   THE PERIOD ENDED
   NOV. 30, 2006

>  RIVERSOURCE SELECT VALUE FUND
   SEEKS TO PROVIDE SHAREHOLDERS
   WITH LONG-TERM GROWTH OF CAPITAL.

TABLE OF CONTENTS

Fund Snapshot ...........................................................    3

Performance Summary .....................................................    5

Questions & Answers with Portfolio Management ...........................    7

Investments in Securities ...............................................   10

Financial Statements ....................................................   14

Notes to Financial Statements ...........................................   17

Fund Expenses Example ...................................................   32

Approval of Investment Management Services and Subadvisory Agreements ...   34

Proxy Voting ............................................................   35

                                    [LOGO]
                                 DALBAR RATED
                                     2006
                               FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


------------------------------------------------------------------------------

2  RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT

FUND SNAPSHOT AT NOV. 30, 2006

FUND OVERVIEW

RiverSource Select Value Fund is highly diversified across all sectors with a focus on mid-cap stocks, though the Fund will invest a portion of assets in larger and smaller stocks. The Fund's experienced management team focuses on fundamental research and will invest in both common and preferred stocks. The team strives for long-term growth of capital and manages risk through a large number of holdings to minimize the impact of one stock's effect on the portfolio.

SECTOR BREAKDOWN*

Percentage of portfolio assets

Financials                       25.7%
Industrials                      13.1%
Information Technology           12.8%                 [PIE CHART]
Utilities                        11.7%
Consumer Discretionary            8.8%
Materials                         7.2%
Other(1)                         20.7%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Health Care 6.6%, Consumer Staples 6.5%, Energy 4.4%,
      Telecommunication Services 1.5% and Cash & Cash Equivalents(2) 1.7%.

(2) Of the 1.7%, 0.3% is due to security lending activity and 1.4% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Cadence Design Systems                           2.5%
Lincoln Natl                                     2.2%
Duke Realty                                      2.1%
Hormel Foods                                     2.1%
Pinnacle West Capital                            2.1%
URS                                              2.1%
Computer Sciences                                2.0%
VF                                               2.0%
AptarGroup                                       2.0%
Idacorp                                          2.0%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.


------------------------------------------------------------------------------

RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT  3

FUND SNAPSHOT AT NOV. 30, 2006

STYLE MATRIX

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
  X                    LARGE
  X                    MEDIUM   SIZE
  X                    SMALL

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

SYSTEMATIC FINANCIAL MANAGEMENT, L.P.

                                                             YEARS IN INDUSTRY
Kevin McCreesh, CFA                                                 20
Ronald Mushock, CFA                                                 15

WEDGE CAPITAL MANAGEMENT, L.L.P.

                                                             YEARS IN INDUSTRY
Peter Bridge                                                        24
Michael James, CFA                                                  32
Paul VeZolles, CFA                                                  21

FUND FACTS

                                            TICKER SYMBOL      INCEPTION DATE
Class A                                         AXVAX                  3/8/02
Class B                                         AXVBX                  3/8/02
Class C                                         ACSVX                  3/8/02
Class I                                            --                  3/4/04
Class Y                                            --                  3/8/02

Total net assets                                               $612.1 million

Number of holdings                                                         97


------------------------------------------------------------------------------

4  RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON
                 For the six-month period ended Nov. 30, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Select Value Fund Class A (excluding sales charge)           +9.22%
Russell 3000(R) Value Index(1) (unmanaged)                              +12.85%
Lipper Multi-Cap Value Funds Index(2)                                   +10.26%

(1) The Russell 3000 Value Index, an unmanaged index, measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

(2) The Lipper Multi-Cap Value Funds Index includes the 30 largest multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT NOV. 30, 2006

                                                                                                 SINCE
Without sales charge                              6 MONTHS*       1 YEAR         3 YEARS       INCEPTION
Class A (inception 3/8/02)                         +9.22%         +19.00%        +12.90%        +10.54%
Class B (inception 3/8/02)                         +8.78%         +18.16%        +12.06%         +9.72%
Class C (inception 3/8/02)                         +8.78%         +18.16%        +12.06%         +9.72%
Class I (inception 3/4/04)                         +9.38%         +19.58%           N/A         +10.56%
Class Y (inception 3/8/02)                         +9.29%         +19.28%        +13.10%        +10.75%
With sales charge
Class A (inception 3/8/02)                         +2.93%         +12.15%        +10.70%         +9.17%
Class B (inception 3/8/02)                         +3.78%         +13.16%        +10.99%         +9.42%
Class C (inception 3/8/02)                         +7.78%         +17.16%        +12.06%         +9.72%

AT DEC. 31, 2006

                                                                                                 SINCE
Without sales charge                              6 MONTHS*       1 YEAR         3 YEARS       INCEPTION
Class A (inception 3/8/02)                         +9.08%         +18.32%        +10.98%        +10.41%
Class B (inception 3/8/02)                         +8.48%         +17.43%        +10.10%         +9.57%
Class C (inception 3/8/02)                         +8.56%         +17.51%        +10.12%         +9.59%
Class I (inception 3/4/04)                         +9.32%         +18.81%           N/A         +10.36%
Class Y (inception 3/8/02)                         +9.07%         +18.59%        +11.13%        +10.60%
With sales charge
Class A (inception 3/8/02)                         +2.81%         +11.51%         +8.81%         +9.06%
Class B (inception 3/8/02)                         +4.94%         +13.59%         +9.16%         +9.28%
Class C (inception 3/8/02)                         +7.85%         +16.74%        +10.12%         +9.59%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class Y shares. These share classes are available to institutional investors only.

*     Not annualized


------------------------------------------------------------------------------

6  RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RiverSource Select Value Fund's Class A Shares (excluding sales charge) rose 9.22% for the six months ended Nov. 30, 2006, underperforming the Fund's benchmark, the Russell 3000(R) Value Index (Russell Index), which increased 12.85%. The Fund's peer group, as represented by the Lipper Multi-Cap Value Funds Index, advanced 10.26% for the same time frame. The Fund's portfolio turnover rate for the period was 119%.

The specific stocks mentioned are for illustrative purposes only and are not a complete list of stocks that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

Effective Sept. 29, 2006, Systematic Financial Management, L.P. (Systematic) and WEDGE Capital Management, L.L.P. (WEDGE) replaced Gabelli Asset Management Company (GAMCO) as subadvisors to the Fund. As of Nov. 30, 2006, each subadvisor managed approximately 50% of the Fund's portfolio.

Q: What factors most significantly impacted performance for your portion of the Fund during the semiannual period?

      SYSTEMATIC: The primary reason for the underperformance during this period was our portion of the Fund's stock selection in the information technology and financials sectors. The Fund was also hurt, albeit to a lesser degree, by its holdings in utilities, consumer discretionary and industrials. Our portion of the Fund's security selection in the materials, telecommunication services, consumer staples and energy sectors added value and contributed positively to performance. Finally, our portfolio segment's large exposure to the health care sector detracted from results.


------------------------------------------------------------------------------

RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT  7

QUESTIONS & ANSWERS

      WEDGE: The Fund's overweight relative to the Russell Index in the health care and consumer staples sectors hurt performance, as these sectors underperformed during the period. In addition, our portion of the Fund's underweight relative to the Russell Index in the strongly performing consumer discretionary sector also detracted from performance during the period.

      GAMCO: During the period in which we managed the portfolio, our top performers spanned several industries. Pharmaceutical holdings in the health care sector were strong, as were the Fund's telephone and utility stock holdings. Cablevision's third quarter results were impressive, and the stock continued to perform well on news of the Dolan's bid to take the company private. Food stocks, such as Groupe Danone, also generated solid returns during the period. The company's leading position in yogurt and bottled water, strong financial dynamics and attractive new product pipeline helped the stock perform well.

      Detracting from our performance were manufactured and modular housing stocks, which declined during the six-month period, along with homebuilders. Recreational vehicle companies received the brunt of declining consumer discretionary spending and also detracted from our performance.

Q:    What changes did you make to your portion of the Fund and why?

      SYSTEMATIC: During the period, we increased our portion of the Fund's weight in real estate investment trusts (REITs), despite selling a position in Host Hotels & Resorts. We added hotel REIT DiamondRock Hospitality and office REIT Douglas Emmett. Our decision to swap Host Hotels & Resorts for DiamondRock Hospitality was a result of the DiamondRock's exposure to high-end properties, which are experiencing stronger revenue trends.

      We also added to the Fund's exposure in the consumer staples sector with the purchase of supermarket operator SUPERVALU and ConAgra Foods, a manufacturer of processed and packaged foods. We eliminated a position in Fomento Economico Mexican due to, in our view, the company's stretched valuation. In addition, we sold a position in apparel retailer Guess due to similar concerns over the company's valuation.


------------------------------------------------------------------------------

8  RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

      WEDGE: Through our diligent research of company fundamentals and based on reasonable valuations, we added what we think are quality companies with sustainable earnings growth to our portion of the Fund's portfolio during the period. We added some larger companies to our portion of the Fund's portfolio in anticipation of the market's rotation favoring larger capitalization companies in the months ahead. In addition, we reduced exposure to the financials sector as the Fed nears the end of its tightening cycle.

Q:    How are you positioning your portion of the Fund going forward?

      SYSTEMATIC: Our portfolio segment is currently overweight in consumer staples, energy, health care, industrials, information technology and telecommunication services relative to the Russell Index and is underweight in consumer discretionary, financials, materials, and utilities. Overall, our portion of the Fund continues to witness strong relative-earnings performance in the consumer staples sector. Within the consumer discretionary sector, our portion of the Fund remains void of investments in homebuilders. Meanwhile, our portion's low exposure to the financials sector is a result of its limited exposure in REITs. Lastly, our portfolio segment's large exposure to the health care sector is due to the sector's attractive valuations and strong cash-flow characteristics.

      WEDGE: Consistent with our economic outlook and relative valuations, our portfolio segment has less exposure to the financials and consumer discretionary sectors and larger exposure to the technology, health care and consumer staples sectors. We believe the economy will continue to grow, but at a decelerating rate and that consumer spending will be challenged by weakness in home prices, energy costs and the lagged effect of higher interest rates. Our portion of the Fund's consumer exposure is therefore conservatively focused on consumer staples vs. cyclical stocks. We believe that the technology sector should benefit from attractive valuations and an increase in capital spending (following low levels in recent years) as companies continue to concentrate on increased productivity.


------------------------------------------------------------------------------

RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT  9

INVESTMENTS IN SECURITIES

NOV. 30, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (97.8%)

ISSUER                                               SHARES               VALUE(a)
AEROSPACE & DEFENSE (0.2%)
DRS Technologies                                     21,600           $  1,073,304
----------------------------------------------------------------------------------

CAPITAL MARKETS (1.5%)
AMVESCAP ADR                                        278,500(c)           6,023,955
Bear Stearns Companies                               20,600              3,141,088
                                                                      ------------
Total                                                                    9,165,043
----------------------------------------------------------------------------------
CHEMICALS (1.8%)
Airgas                                              104,400              4,442,220
Albemarle                                            97,600              6,806,624
                                                                      ------------
Total                                                                   11,248,844
----------------------------------------------------------------------------------

COMMERCIAL BANKS (4.5%)
Colonial BancGroup                                  187,200              4,567,680
Compass Bancshares                                  211,900             12,107,966
First Midwest Bancorp                               122,400              4,559,400
KeyCorp                                             182,600              6,591,860
                                                                      ------------
Total                                                                   27,826,906
----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (3.6%)
Covanta Holding                                     248,000(b)           5,475,840
Knoll                                               214,200              4,457,502
RR Donnelley & Sons                                 342,900             12,094,083
                                                                      ------------
Total                                                                   22,027,425
----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.3%)
ARRIS Group                                         124,700(b)           1,487,671
Avocent                                              83,400(b)           2,900,652
CommScope                                            10,600(b)             319,802
Polycom                                             109,300(b)           3,152,212
                                                                      ------------
Total                                                                    7,860,337
----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (2.5%)
Chicago Bridge & Iron                                95,000(c)           2,753,100
URS                                                 283,100(b)          12,501,696
                                                                      ------------
Total                                                                   15,254,796
----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (4.0%)
AptarGroup                                          200,600             12,288,756
Sonoco Products                                     330,200             12,214,098
                                                                      ------------
Total                                                                   24,502,854
----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                               SHARES               VALUE(a)
ELECTRIC UTILITIES (7.8%)
American Electric Power                             203,000           $  8,426,530
Edison Intl                                         136,200              6,262,476
Idacorp                                             305,700             12,224,943
Pinnacle West Capital                               254,000             12,532,360
PPL                                                 229,900              8,356,865
                                                                      ------------
Total                                                                   47,803,174
----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.9%)
Regal-Beloit                                        102,300              5,230,599
----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.1%)
Coherent                                             66,100(b)           2,135,691
Flextronics Intl                                    781,100(b,c)         8,787,375
Trimble Navigation                                   45,300(b)           2,173,041
                                                                      ------------
Total                                                                   13,096,107
----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.8%)
Diamond Offshore Drilling                            58,900              4,571,818
Noble                                                84,400              6,519,900
                                                                      ------------
Total                                                                   11,091,718
----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.0%)
Ruddick                                             218,000              6,077,840
Safeway                                             120,000              3,697,200
SUPERVALU                                            67,800              2,322,828
                                                                      ------------
Total                                                                   12,097,868
----------------------------------------------------------------------------------

FOOD PRODUCTS (3.8%)
ConAgra Foods                                       147,600              3,793,320
HJ Heinz                                            148,700              6,609,715
Hormel Foods                                        336,300             12,739,044
                                                                      ------------
Total                                                                   23,142,079
----------------------------------------------------------------------------------

GAS UTILITIES (2.9%)
AGL Resources                                       124,300              4,774,363
ONEOK                                                73,000              3,156,520
Questar                                             110,800              9,556,500
                                                                      ------------
Total                                                                   17,487,383
----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Beckman Coulter                                     154,000              9,139,900
----------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

10  RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT

ISSUER                                                   SHARES            VALUE(a)
HEALTH CARE PROVIDERS & SERVICES (3.6%)
AmerisourceBergen                                        99,800         $ 4,589,802
CIGNA                                                    65,300           8,231,065
Magellan Health Services                                 89,100(b)        3,918,618
McKesson                                                112,000           5,532,800
                                                                        -----------
Total                                                                    22,272,285
-----------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (1.4%)
IMS Health                                              317,700           8,727,219
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.8%)
Darden Restaurants                                      280,100          11,246,015
-----------------------------------------------------------------------------------

INSURANCE (9.0%)
Assurant                                                 97,800           5,375,088
Lincoln Natl                                            211,600          13,455,644
Loews                                                   100,400           4,007,968
Old Republic Intl                                       531,900          11,994,345
ProAssurance                                             46,600(b)        2,387,318
Safeco                                                  201,800          12,223,026
Zenith Natl Insurance                                   108,600           5,012,976
                                                                        -----------
Total                                                                    54,456,365
-----------------------------------------------------------------------------------

IT SERVICES (2.6%)
Computer Sciences                                       238,900(b)       12,470,580
MPS Group                                               245,000(b)        3,672,550
                                                                        -----------
Total                                                                    16,143,130
-----------------------------------------------------------------------------------

MACHINERY (2.7%)
Eaton                                                    80,300           6,189,524
Mueller Inds                                             33,500           1,142,350
Terex                                                    70,700(b)        3,960,614
Trinity Inds                                            146,100           5,522,580
                                                                        -----------
Total                                                                    16,815,068
-----------------------------------------------------------------------------------

MARINE (0.7%)
American Commercial Lines                                66,000(b)        4,576,440
-----------------------------------------------------------------------------------

MEDIA (0.9%)
Grupo Televisa ADR                                       50,000(c)        1,314,000
Washington Post CI B                                      6,100           4,482,890
                                                                        -----------
Total                                                                     5,796,890
-----------------------------------------------------------------------------------

METALS & MINING (1.3%)
Freeport-McMoRan Copper & Gold Cl B                      78,400           4,929,008
IPSCO                                                    31,200(c)        3,192,696
                                                                        -----------
Total                                                                     8,121,704
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                   SHARES            VALUE(a)
MULTILINE RETAIL (1.5%)
Family Dollar Stores                                    170,000         $ 4,741,300
JC Penney                                                56,200           4,346,508
                                                                        -----------
Total                                                                     9,087,808
-----------------------------------------------------------------------------------

MULTI-UTILITIES (1.0%)
NSTAR                                                   179,400           6,311,292
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.5%)
Chesapeake Energy                                       181,000           6,159,430
CONSOL Energy                                            86,100           3,160,731
Western Refining                                         92,000           2,605,440
Williams Companies                                      128,500           3,567,160
                                                                        -----------
Total                                                                    15,492,761
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (9.0%)
Apartment Investment & Management Cl A                  105,300           6,069,492
DiamondRock Hospitality                                 201,100           3,559,470
Douglas Emmett                                           80,000(b)        2,104,000
Duke Realty                                             295,200          12,847,104
Health Care REIT                                        122,800(d)        5,149,004
KKR Financial                                           320,000           8,563,200
Mid-America Apartment Communities                        73,900           4,434,000
Realty Income                                           178,200           4,893,372
Simon Property Group                                     64,400           6,567,512
                                                                        -----------
Total                                                                    54,187,154
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.2%)
Jones Lang LaSalle                                       77,700           7,070,700
-----------------------------------------------------------------------------------

ROAD & RAIL (1.4%)
Werner Enterprises                                      468,200           8,731,930
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.7%)
LSI Logic                                               441,700(b)        4,708,522
Microchip Technology                                    175,100           5,972,661
                                                                        -----------
Total                                                                    10,681,183
-----------------------------------------------------------------------------------

SOFTWARE (4.9%)
Cadence Design Systems                                  844,400(b)       15,520,072
Hyperion Solutions                                      291,600(b)       10,719,216
Sybase                                                  156,400(b)        3,744,216
                                                                        -----------
Total                                                                    29,983,504
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (1.2%)
TJX Companies                                           268,100           7,351,302
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT  11

ISSUER                                               SHARES                VALUE(a)
TEXTILES, APPAREL & LUXURY GOODS (3.3%)
Phillips-Van Heusen                                  155,400           $  7,665,882
VF                                                   156,800             12,291,552
                                                                       ------------
Total                                                                    19,957,434
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.6%)
Washington Federal                                   169,400              3,936,856
-----------------------------------------------------------------------------------

TOBACCO (0.7%)
Loews-Carolina Group                                  69,300(g)           4,322,241
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.0%)
United Rentals                                       237,600(b)           5,954,256
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.6%)
Millicom Intl Cellular                                25,000(b,c)         1,431,500
Rogers
 Communications Cl B                                 132,600(c)           8,116,446
                                                                       ------------
Total                                                                     9,547,946
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $566,079,860)                                                   $598,819,820
-----------------------------------------------------------------------------------

MONEY MARKET FUND (1.7%)(e)

                                                    SHARES                 VALUE(a)
RiverSource Short-Term Cash Fund                  10,360,223(f)        $ 10,360,223
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $10,360,223)                                                    $ 10,360,223
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $576,440,083)(h)                                                $609,180,043
===================================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

12  RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2006, the value of foreign securities represented 5.2% of net assets.

(d) At Nov. 30, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.3% of net assets. See
      Note 5 to the financial statements. 1.4% of net assets is the Fund's cash equivalent position.

(f)   Affiliated Money Market Fund - See Note 6 to the financial statements.

(g) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(h) At Nov. 30, 2006, the cost of securities for federal income tax purposes was approximately $576,440,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                               $ 37,865,000
      Unrealized depreciation                                 (5,125,000)
      -------------------------------------------------------------------
      Net unrealized appreciation                           $ 32,740,000
      -------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT  13

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOV. 30, 2006 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $566,751,799)                                            $598,819,820
   Affiliated money market fund (identified cost $10,360,223) (Note 6)                               10,360,223
---------------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $576,440,083)                                      609,180,043
Cash in bank on demand deposit                                                                           11,930
Foreign currency holdings (identified cost $12,458) (Note 1)                                             13,133
Capital shares receivable                                                                                12,120
Dividends and accrued interest receivable                                                               736,283
Receivable for investment securities sold                                                             9,162,763
---------------------------------------------------------------------------------------------------------------
Total assets                                                                                        619,116,272
---------------------------------------------------------------------------------------------------------------

LIABILITIES
Capital shares payable                                                                                   33,228
Payable for investment securities purchased                                                           5,034,244
Payable upon return of securities loaned (Note 5)                                                     1,720,000
Accrued investment management services fee                                                               13,005
Accrued distribution fee                                                                                129,306
Accrued transfer agency fee                                                                                 705
Accrued administrative services fee                                                                         991
Other accrued expenses                                                                                  106,830
---------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                     7,038,309
---------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                 $612,077,963
===============================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                           $    776,347
Additional paid-in capital                                                                          379,269,920
Undistributed net investment income                                                                   8,672,164
Accumulated net realized gain (loss) (Note 8)                                                       190,618,317
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                                 32,741,215
---------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                           $612,077,963
===============================================================================================================
Net assets applicable to outstanding shares:             Class A                                   $459,111,075
                                                         Class B                                   $128,039,648
                                                         Class C                                   $  9,126,317
                                                         Class I                                   $ 15,720,606
                                                         Class Y                                   $     80,317
Net asset value per share of outstanding capital stock:  Class A shares          57,813,721        $       7.94
                                                         Class B shares          16,670,747        $       7.68
                                                         Class C shares           1,188,089        $       7.68
                                                         Class I shares           1,952,070        $       8.05
                                                         Class Y shares              10,044        $       8.00
---------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 5)                                                  $  1,677,200
---------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------

14  RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS

SIX MONTHS ENDED NOV. 30, 2006 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends                                                                                 $   5,054,823
Interest                                                                                        433,641
Income distributions from underlying funds (Note 6)                                             304,652
Fee income from securities lending (Note 5)                                                      22,740
  Less foreign taxes withheld                                                                   (21,600)
--------------------------------------------------------------------------------------------------------
Total income                                                                                  5,794,256
--------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                            2,293,103
Distribution fee
  Class A                                                                                       570,119
  Class B                                                                                       663,351
  Class C                                                                                        45,689
Transfer agency fee                                                                             585,573
Incremental transfer agency fee
  Class A                                                                                        42,759
  Class B                                                                                        24,942
  Class C                                                                                         1,583
Service fee -- Class Y                                                                               41
Administrative services fees and expenses                                                       180,760
Compensation of board members                                                                     8,471
Custodian fees                                                                                   27,446
Printing and postage                                                                             63,185
Registration fees                                                                                 9,029
Audit fees                                                                                       11,250
Other                                                                                            22,922
--------------------------------------------------------------------------------------------------------
Total expenses                                                                                4,550,223
  Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)             (225,267)
--------------------------------------------------------------------------------------------------------
                                                                                              4,324,956
  Earnings and bank fee credits on cash balances (Note 2)                                       (19,510)
--------------------------------------------------------------------------------------------------------
Total net expenses                                                                            4,305,446
--------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                               1,488,810
--------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions (Note 3)                                                            179,868,845
  Foreign currency transactions                                                                  (1,870)
  Payment from affiliate (Note 2)                                                                28,580
--------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                     179,895,555
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                       (128,668,067)
--------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                        51,227,488
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                           $  52,716,298
========================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT  15

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           NOV. 30, 2006            MAY 31, 2006
                                                                         SIX MONTHS ENDED            YEAR ENDED
                                                                            (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) net                                               $   1,488,810            $   7,160,032
Net realized gain (loss) on investments                                      179,895,555               58,525,793
Net change in unrealized appreciation (depreciation) on investments
 and on translation of assets and liabilities in foreign currencies         (128,668,067)               7,188,103
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               52,716,298               72,873,928
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
     Net investment income
       Class A                                                                        --                 (529,693)
       Class I                                                                        --                  (51,359)
       Class Y                                                                        --                     (184)
     Net realized gain
       Class A                                                                        --               (6,806,512)
       Class B                                                                        --               (2,414,412)
       Class C                                                                        --                 (151,973)
       Class I                                                                        --                 (260,751)
       Class Y                                                                        --                   (1,333)
------------------------------------------------------------------------------------------------------------------
Total distributions                                                                   --              (10,216,217)
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
     Class A shares (Note 2)                                                  24,036,533               60,014,047
     Class B shares                                                            3,049,961               16,495,618
     Class C shares                                                              430,319                1,486,765
     Class I shares                                                            2,053,880                6,962,213
     Class Y shares                                                                   --                   31,999
Reinvestment of distributions at net asset value
     Class A shares                                                                   --                7,200,569
     Class B shares                                                                   --                2,375,087
     Class C shares                                                                   --                  147,488
     Class I shares                                                                   --                  312,026
     Class Y shares                                                                   --                    1,272
Payments for redemptions
     Class A shares                                                          (67,995,399)            (175,458,065)
     Class B shares (Note 2)                                                 (36,295,512)             (85,499,800)
     Class C shares (Note 2)                                                  (1,740,532)              (4,718,293)
     Class I shares                                                             (650,334)              (9,303,823)
     Class Y shares                                                               (8,535)                 (26,759)
------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions            (77,119,619)            (179,979,656)
------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                      (24,403,321)            (117,321,945)
Net assets at beginning of period                                            636,481,284              753,803,229
------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                $ 612,077,963            $ 636,481,284
==================================================================================================================
Undistributed net investment income                                        $   8,672,164            $   7,183,354
------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

16  RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

(Unaudited as to Nov. 30, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Security Dealers.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 2.57% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


------------------------------------------------------------------------------

RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT  17

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


------------------------------------------------------------------------------

18  RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Nov. 30, 2006, foreign currency holdings were entirely comprised of British pounds.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


------------------------------------------------------------------------------

RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT  19

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.


------------------------------------------------------------------------------

20  RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.78% to 0.65% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Multi-Cap Value Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $78,848 for the six months ended Nov. 30, 2006.

The Investment Manager has a Subadvisory Agreement with Systematic Financial Management, L.P. (Systematic) and WEDGE Capital Management, L.L.P (WEDGE). Effective Sept. 29, 2006, Systematic and WEDGE replaced GAMCO Asset Management Inc. as subadvisers to the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $11,259 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include: Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though


------------------------------------------------------------------------------

RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT  21
equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund will pay the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets for this service attributable to Class R4 shares.

Class I currently pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Under the current Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $182,203 for Class A, $61,988 for Class B and $404 for Class C for the six months ended Nov. 30, 2006.


------------------------------------------------------------------------------

22  RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT

For the six months ended Nov. 30, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.24% for Class A, 2.01% for Class B, 2.01% for Class C and 1.07% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $173,278, $48,697, $3,267 and $25, respectively. In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.27% for Class A, 2.04% for Class B, 2.04% for Class C, 0.92% for Class I and 1.10% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2006, the Fund's custodian and transfer agency fees were reduced by $19,510 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $28,580 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $697,324,484 and $756,564,918, respectively, for the six months ended Nov. 30, 2006. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadviser were $7,352 for the six months ended Nov. 30, 2006.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                      SIX MONTHS ENDED NOV. 30, 2006
                                  CLASS A           CLASS B        CLASS C           CLASS I      CLASS Y
----------------------------------------------------------------------------------------------------------
Sold                              3,336,092          424,575         59,642           272,146          --
Issued for reinvested
 distributions                           --               --             --                --          --
Redeemed                         (9,143,865)      (5,154,483)      (243,357)          (87,988)     (1,073)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)          (5,807,773)      (4,729,908)      (183,715)          184,158      (1,073)
----------------------------------------------------------------------------------------------------------

                                                           YEAR ENDED MAY 31, 2006
                                  CLASS A           CLASS B        CLASS C           CLASS I      CLASS Y
----------------------------------------------------------------------------------------------------------
Sold                              8,666,493        2,447,173        220,780           997,688       4,623
Issued for reinvested
 distributions                    1,065,172          360,408         22,381            45,685         187
Redeemed                        (25,144,894)     (12,587,732)      (695,729)       (1,354,808)     (3,621)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)         (15,413,229)      (9,780,151)      (452,568)         (311,435)      1,189
----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------

RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT  23

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At Nov. 30, 2006, securities valued at $1,677,200 were on loan to brokers. For collateral, the Fund received $1,720,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $22,740 for the six months ended Nov. 30, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2006.


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24  RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over remaining of $17,611,971 acquired in connection with a merger on June 25, 2004, that if not offset by future capital gains realized after May 31, 2006 will expire as follows:

                            2011                       2012
                         $15,103,541                $2,508,430

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to our motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Discovery is currently set to end in March 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota


------------------------------------------------------------------------------

RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT  25
laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------

26  RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                         2006(g)         2006          2005          2004          2003
Net asset value, beginning of period              $ 7.27          $ 6.65        $ 6.13        $ 5.11        $ 5.01
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .02             .08           .02            --           .01
Net gains (losses) (both realized
 and unrealized)                                     .65             .64           .63          1.03           .10
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                     .67             .72           .65          1.03           .11
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  --            (.01)         (.01)           --          (.01)
Distributions from realized gains                     --            (.09)         (.12)         (.01)           --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                   --            (.10)         (.13)         (.01)         (.01)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $ 7.94          $ 7.27        $ 6.65        $ 6.13        $ 5.11
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)           $  459          $  463        $  525        $  323        $  156
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                                1.24%(c),(d)    1.30%         1.33%         1.38%         1.44%(d)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                         .66%(c)        1.21%          .35%          .06%          .42%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                   119%              7%           12%           15%           31%
----------------------------------------------------------------------------------------------------------------------
Total return(e)                                     9.22%(f)       10.92%        10.66%        20.17%         2.12%
----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Adjusted to an annual basis.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.32% for the six months ended Nov. 30, 2006 and 1.65% for the year ended May 31, 2003.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Nov. 30, 2006 (Unaudited).


------------------------------------------------------------------------------

RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT  27

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                              2006(g)            2006            2005            2004            2003
Net asset value, beginning of period                   $ 7.06             $ 6.50          $ 6.04          $ 5.07          $ 5.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               --                .07            (.02)           (.03)           (.01)
Net gains (losses) (both realized
 and unrealized)                                          .62                .58             .60            1.01             .08
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          .62                .65             .58             .98             .07
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                          --               (.09)           (.12)           (.01)             --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 7.68             $ 7.06          $ 6.50          $ 6.04          $ 5.07
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $  128             $  151          $  203          $  172          $   94
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                                     2.01%(c),(d)       2.06%           2.09%           2.15%           2.20%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                             (.12%)(c)           .37%           (.43%)          (.71%)          (.34%)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                        119%                 7%             12%             15%             31%
------------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                          8.78%(f)          10.13%           9.76%          19.27%           1.46%
------------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Adjusted to an annual basis.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.09% for the six months ended Nov. 30, 2006 and 2.41% for the year ended May 31, 2003.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Nov. 30, 2006 (Unaudited).


------------------------------------------------------------------------------

28  RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                               2006(g)            2006          2005          2004          2003
Net asset value, beginning of period                  $   7.06           $   6.50      $   6.04      $   5.07      $   5.00
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                --                .07          (.02)         (.03)         (.01)
Net gains (losses) (both realized
 and unrealized)                                           .62                .58           .60          1.01           .08
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           .62                .65           .58           .98           .07
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                           --               (.09)         (.12)         (.01)           --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   7.68           $   7.06      $   6.50      $   6.04      $   5.07
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $      9           $     10      $     12      $     10      $      5
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                                      2.01%(c),(d)       2.06%         2.09%         2.15%         2.20%(d)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                              (.12%)(c)           .40%         (.43%)        (.71%)        (.34%)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                         119%                 7%           12%           15%           31%
-------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                           8.78%(f)          10.13%         9.76%        19.27%         1.46%
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Adjusted to an annual basis.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.09% for the six months ended Nov. 30, 2006 and 2.41% for the year ended May 31, 2003.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Nov. 30, 2006 (Unaudited).


------------------------------------------------------------------------------

RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT  29

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                        2006(g)          2006           2005           2004(b)
Net asset value, beginning of period             $ 7.36           $ 6.70         $ 6.16         $ 6.34
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        .04              .12            .04            .02
Net gains (losses) (both realized
 and unrealized)                                    .65              .65            .63           (.20)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                    .69              .77            .67           (.18)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 --             (.02)          (.01)            --
Distributions from realized gains                    --             (.09)          (.12)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                                  --             (.11)          (.13)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 8.05           $ 7.36         $ 6.70         $ 6.16
-----------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)          $   16           $   13         $   14         $    6
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c)                                .86%(d)          .83%           .86%           .94%(d)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                       1.06%(d)         1.56%           .80%           .83%(d)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                  119%               7%            12%            15%
-----------------------------------------------------------------------------------------------------------
Total return(e)                                    9.38%(f)        11.62%         11.02%         (2.84%)(f)
-----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Nov. 30, 2006 (Unaudited).


------------------------------------------------------------------------------

30  RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT

CLASS Y*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                              2006(g)            2006          2005          2004          2003
Net asset value, beginning of period                   $ 7.32             $ 6.68        $ 6.15        $ 5.12        $ 5.01
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              .03                .10           .03            --           .02
Net gains (losses) (both realized
 and unrealized)                                          .65                .64           .63          1.04           .10
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          .68                .74           .66          1.04           .12
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       --               (.01)         (.01)           --          (.01)
Distributions from realized gains                          --               (.09)         (.12)         (.01)           --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        --               (.10)         (.13)         (.01)         (.01)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 8.00             $ 7.32        $ 6.68        $ 6.15        $ 5.12
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $   --             $   --        $   --        $   --        $   --
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                                     1.07%(c),(d)       1.12%         1.15%         1.22%         1.25%(d)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                              .84%(c)           1.63%          .51%          .21%          .63%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                        119%                 7%           12%           15%           31%
--------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                          9.29%(f)          11.26%        10.81%        20.36%         2.35%
--------------------------------------------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Adjusted to an annual basis.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.13% for the six months ended Nov. 30, 2006 and 1.47% for the year ended May 31, 2003.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Nov. 30, 2006 (Unaudited).


------------------------------------------------------------------------------

RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT  31

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------

32  RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT

                                     BEGINNING            ENDING               EXPENSES
                                   ACCOUNT VALUE      ACCOUNT VALUE           PAID DURING      ANNUALIZED
                                   JUNE 1, 2006       NOV. 30, 2006          THE PERIOD(a)    EXPENSE RATIO
Class A
  Actual(b)                           $1,000            $1,092.20               $ 6.50            1.24%
  Hypothetical
  (5% return before expenses)         $1,000            $1,018.85               $ 6.28            1.24%
Class B
  Actual(b)                           $1,000            $1,087.80               $10.52            2.01%
  Hypothetical
  (5% return before expenses)         $1,000            $1,014.99               $10.15            2.01%
Class C
  Actual(b)                           $1,000            $1,087.80               $10.52            2.01%
  Hypothetical
  (5% return before expenses)         $1,000            $1,014.99               $10.15            2.01%
Class I
  Actual(b)                           $1,000            $1,093.80               $ 4.51             .86%
  Hypothetical
  (5% return before expenses)         $1,000            $1,020.76               $ 4.36             .86%
Class Y
  Actual(b)                           $1,000            $1,092.90               $ 5.61(c)         1.07%
  Hypothetical
  (5% return before expenses)         $1,000            $1,019.70               $ 5.42(c)         1.07%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended Nov. 30, 2006:
      +9.22% for Class A, +8.78% for Class B, +8.78% for Class C, +9.38% for
      Class I and +9.29% for Class Y.

(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May
      31, 2007, unless sooner terminated at the discretion of the Fund's
      Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.10% for Class R4. Any amounts waived will not be reimbursed by the Fund. These changes are effective
      Dec. 11, 2006. If these changes had been in place for the six-month period ended Nov. 30, 2006, the actual and hypothetical expenses paid would have been the same as those presented in the table above.


------------------------------------------------------------------------------

RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT  33

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND SUBADVISORY AGREEMENTS

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Fund operates under an order from the Securities and Exchange Commission that permits the investment manager, subject to the approval of the Board, to appoint unaffiliated subadvisers or change the terms of subadvisory agreements without first obtaining shareholder approval. As a basis for making its determination, the Board monitors the investment performance of the Fund throughout the year using a number of benchmarks and comparison periods of one, three and five years, as well as the entire period during which the subadviser has managed its portion of the investment portfolio. On an annual basis the Board assesses the operating capabilities of the subadviser, such as adherence to the investment strategies of the Fund, compliance with its code of ethics and all applicable legal requirements, and its working relationship with the investment manager, through reports prepared by the investment manager. During the year, if there is a change in the composition of the subadviser's management team or if other circumstances so require, the Board will re-assess the operating capabilities. The Board also considers the fees paid by the investment manager to the subadviser and any business relationships that exist between the investment manager and its affiliates and the subadviser. Based on its review and evaluation, at meetings of the Board held in July and September 2006, the Board, including a majority of its independent members, approved the recommendation of RiverSource Investments to terminate the subadvisory agreement with GAMCO Asset Management Inc. ("GAMCO") and to approve new subadvisory agreements with Systematic Financial Management, L.P., an affiliate of Affiliated Managers Group ("Systematic") and WEDGE Capital Management L.L.P. ("WEDGE"), which became effective on Sept. 29, 2006.


------------------------------------------------------------------------------

34  RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT

In evaluating the recommendation to hire Systematic and WEDGE as subadvisers to the Fund, the Board considered, among other factors:

o The favorable history, reputation, qualification and background of each subadviser, as well as the qualifications of each subadviser's personnel and its financial condition.

o The expertise that each subadviser offers in providing portfolio management services to other similar portfolios and the performance history of those portfolios.

o     Each subadviser's proposed investment strategy for the Fund.

o Each subadviser's long- and short-term performance relative to comparable mutual funds and unmanaged indexes.

o     The compliance program of the subadviser.

o Fund expenses, including the fees charged by the subadvisers to provide subadvisory services.

The terms of the subadvisory agreements are consistent with the language of the registration statement of the Fund and the IMS Agreement between the Fund and RiverSource Investments.

Based on the foregoing analysis, the Board determined that the proposed contracts were fair and reasonable in light of the nature, extent and quality of services provided. The Board concluded by approving each of the subadvisory agreements.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

RIVERSOURCE SELECT VALUE FUND - 2006 SEMIANNUAL REPORT  35

RIVERSOURCE(SM) SELECT VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

                        This report must be accompanied or preceded by the
                        Fund's current prospectus. RiverSource(SM) mutual
RIVERSOURCE [LOGO](SM)  funds are distributed by RiverSource Distributors,
      INVESTMENTS       Inc. and Ameriprise Financial Services, Inc., Members
                        NASD, and managed by RiverSource Investments, LLC.
                        These companies are part of Ameriprise Financial, Inc.

                                                               S-6251 F (1/07)

Semiannual Report

                                                        RIVERSOURCE [LOGO](SM)
                                                               INVESTMENTS

  RIVERSOURCE(SM)
  SMALL CAP EQUITY FUND

------------------------------------------------------------------------------

  SEMIANNUAL REPORT FOR
  THE PERIOD ENDED
  NOV. 30, 2006

> RIVERSOURCE SMALL CAP EQUITY
  FUND SEEKS TO PROVIDE
  SHAREHOLDERS WITH LONG-TERM
  GROWTH OF CAPITAL.


------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot ...........................................................    3

Performance Summary .....................................................    5

Questions & Answers
  with Portfolio Management .............................................    7

Investments in Securities ...............................................   12

Financial Statements ....................................................   20

Notes to Financial Statements ...........................................   23

Fund Expenses Example ...................................................   40

Proxy Voting ............................................................   42

                                    [LOGO]
                                 DALBAR RATED
                                     2006
                               FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

------------------------------------------------------------------------------

2 RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT

FUND SNAPSHOT AT NOV. 30, 2006

FUND OVERVIEW

RiverSource Small Cap Equity Fund invests in both growth and value stocks of small-cap companies with market capitalization similar to the Russell 2000(R) Index. This Fund may be an appropriate choice for investors looking for just one small-cap fund. The Fund offers access to multiple managers, combining quantitative research with fundamental research.

SECTOR BREAKDOWN*

Percentage of portfolio assets

Industrials                                  17.9%
Other(1)                                     18.5%
Information Technology                       17.4%
Materials                                     5.6%      [PIE CHART]
Consumer Discretionary                       14.3%
Health Care                                  12.6%
Financials                                   13.7%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Energy 5.4%, Consumer Staples 3.1%, Utilities 1.8%,
      Telecommunication Services 1.3% and Cash & Cash Equivalents(2) 6.9%.

(2) Of the 6.9%, 4.3% is due to security lending activity and 2.6% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Beacon Roofing Supply                        1.1%
Hexcel                                       1.0%
Select Comfort                               0.9%
Hilb Rogal & Hobbs                           0.9%
Actuant Cl A                                 0.8%
Amedisys                                     0.8%
UGI                                          0.8%
Comstock Resources                           0.8%
Ohio Casualty                                0.7%
USI Holdings                                 0.7%
For further detail about these holdings, please refer to
the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investments in small-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT 3

FUND SNAPSHOT AT NOV. 30, 2006

STYLE MATRIX

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
                      LARGE
                      MEDIUM  SIZE
          X           SMALL

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

WELLINGTON MANAGEMENT COMPANY, LLP

                                                             YEARS IN INDUSTRY
Kenneth Abrams                                                       22
Daniel Fitzpatrick, CFA                                               9

AMERICAN CENTURY INVESTMENT
MANAGEMENT, INC.

                                                             YEARS IN INDUSTRY
Brian Ertley, CFA                                                     9
Thomas Vaiana                                                         9
William Martin, CFA                                                  16
Wihelmine von Turk, CFA                                              22


LORD, ABBETT & CO. LLC

                                                             YEARS IN INDUSTRY
Michael Smith                                                        18


FUND FACTS

                                            TICKER SYMBOL       INCEPTION DATE
Class A                                         AXSAX                   3/8/02
Class B                                         AXSBX                   3/8/02
Class C                                            --                   3/8/02
Class I                                            --                   3/4/04
Class Y                                            --                   3/8/02

Total net assets                                                $335.3 million

Number of holdings                                                         411


------------------------------------------------------------------------------

4 RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

                            PERFORMANCE COMPARISON
                 For the six-month period ended Nov. 30, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

RiverSource Small Cap Equity Fund Class A (excluding sales charge)      +3.49%
Russell 2000(R) Index(1) (unmanaged)                                    +9.72%
Lipper Small-Cap Core Funds Index(2)                                    +6.06%

(1) The Russell 2000 Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The index reflects reinvestment of all distributions and changes in market prices.

(2) The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT 5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT NOV. 30, 2006

                                                                       SINCE
Without sales charge                 6 MONTHS*   1 YEAR    3 YEARS   INCEPTION
Class A (inception 3/8/02)            +3.49%     +9.72%    +13.35%     +9.22%
Class B (inception 3/8/02)            +3.11%     +8.96%    +12.46%     +8.42%
Class C (inception 3/8/02)            +3.11%     +8.98%    +12.48%     +8.39%
Class I (inception 3/4/04)            +2.63%     +9.07%      N/A      +10.14%
Class Y (inception 3/8/02)            +3.62%     +9.98%    +13.56%     +9.44%
With sales charge
Class A (inception 3/8/02)            -2.46%     +3.41%    +11.13%     +7.86%
Class B (inception 3/8/02)            -1.89%     +4.15%    +11.40%     +8.11%
Class C (inception 3/8/02)            +2.11%     +8.01%    +12.48%     +8.39%

AT DEC. 31, 2006

                                                                       SINCE
Without sales charge                 6 MONTHS*   1 YEAR    3 YEARS   INCEPTION
Class A (inception 3/8/02)            +5.82%     +9.87%    +12.28%     +9.21%
Class B (inception 3/8/02)            +5.53%     +9.13%    +11.41%     +8.40%
Class C (inception 3/8/02)            +5.54%     +8.96%    +11.42%     +8.37%
Class I (inception 3/4/04)            +4.91%     +9.23%      N/A      +10.10%
Class Y (inception 3/8/02)            +6.11%    +10.12%    +12.50%     +9.43%
With sales charge
Class A (inception 3/8/02)            -0.26%     +3.56%    +10.09%     +7.88%
Class B (inception 3/8/02)            +0.53%     +4.13%    +10.32%     +8.09%
Class C (inception 3/8/02)            +4.54%     +7.96%    +11.42%     +8.37%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class Y shares. These share classes are available to institutional investors only.

*     Not annualized

------------------------------------------------------------------------------

6 RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

PERFORMANCE SUMMARY

RiverSource Small Cap Equity Fund's Class A shares (excluding sales charge) rose 3.49% for the six months ended Nov. 30, 2006. The Fund underperformed its benchmark, the Russell 2000(R) Index (Russell Index), which gained 9.72%. The Fund also trailed its peer group, as represented by the Lipper Small-Cap Core Funds Index, which advanced 6.06% for the period.

RiverSource Small Cap Equity Fund's portfolio is managed by three independent money management firms that each invest a portion of Fund assets in a blend of growth and value small company stocks. The goal is to provide long-term growth of capital. As of Nov. 30, 2006, Wellington Management Company, LLP (Wellington Management), American Century Investment Management, Inc. (American Century) and Lord, Abbett & Co. LLC (Lord Abbett) managed 39%, 31% and 30% of the Fund's portfolio, respectively.

The specific stocks mentioned are for illustrative purposes only and are not a complete list of stocks that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

Q: What factors affected the performance of your portion of the Fund for the six-month period?

      AMERICAN CENTURY: Our portion of the Fund underperformed the Russell Index for the six-month period. Financial and consumer discretionary stocks had the largest positive impact on the performance of our portion of the Fund. Within the financial sector, real estate investment trusts (REITs) posted the best returns, benefiting from rising property values and increased merger activity. Leading contributors included shopping mall REIT Taubman Centers and finance REIT Northstar Realty Finance.

------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT 7

QUESTIONS & ANSWERS

      Among consumer discretionary stocks, discount retailers such as Dollar Tree Stores and Big Lots enjoyed robust sales during the period and registered healthy gains. Shoe manufacturer Brown Shoe Company and children's apparel retailer Gymboree were also strong performers.

      The largest individual contributor in our portion of the Fund was natural gas utility Energen, which reported better-than-expected earnings due to higher gas prices and increased production.

      On the downside, the information technology and energy sectors suffered the largest declines in the portfolio. The worst individual performer was electronic manufacturing services company Plexus, which fell sharply after lowering earnings guidance for the remainder of 2006. Disk drive maker Komag and semiconductor manufacturer Zoran also posted sharp declines during the period. Oil and gas producers were the main detractors in the energy sector, led by Harvest Natural Resources and Massey Energy.

      LORD ABBETT: Our segment of the portfolio underperformed the Russell Index. Stock selection within the health care sector was the largest detractor from relative performance during the period. LCA-Vision, a laser vision correction service, detracted from relative return after new marketing initiatives failed to generate as much business as anticipated. Shares of Select Comfort, the maker of the Sleep Number(R) bed, suffered after the company disclosed an anticipated decline in fourth quarter net sales growth and same-store sales growth. Another significant detractor, Massey Energy, underperformed due to increased cost pressure in the coal industry. It has since been eliminated from the portfolio.

      The greatest contributor to relative performance was ICON, a global provider of outsourced development services within the health care sector that benefited from increased net revenues. Shares of USANA Health Sciences, a maker of nutritional and weight management products, rose after the company released its second quarter earnings report.

      J & J Snack Foods, maker of Slush Puppie(R) frozen drinks and other snacks, aided relative performance as the company improved sales across all product lines.

------------------------------------------------------------------------------

8 RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

      WELLINGTON MANAGEMENT: Our portion of the Fund underperformed the Russell Index during the six-month period. Within the Russell Index, utilities was the strongest sector. No sectors posted a negative return. The Fund underperformed due primarily to security selection within information technology, energy, health care and consumer staples.

      A larger-than-Russell Index position in the consumer discretionary sector and a smaller-than-Russell Index position in financials also hurt relative results.

      Within information technology, shares of software company Red Hat suffered as investors worried about execution issues related to the integration of JBoss and competitive pressures from Oracle. The Fund's holdings in personal care products firm Revlon declined as increasing competitive pressures and disappointing product line introductions led to reduced earnings expectations.

      On the positive side, larger-than-Russell Index positions in information technology and materials and an underweight in industrials added to relative return for the period. Security selection within financials and utilities was also advantageous. In the diversified financials industry, shares of the Nasdaq stock exchange gained on strong market share and growth in trading revenue.

Q:    What changes did you make to your portion of the Fund during the period?

      AMERICAN CENTURY: Given our focus on individual stock selection over sector weightings, changes to our portion of the Fund derived primarily from our balanced stock selection process. During the past six months, we increased positions in health care provider Sierra Health Services, title insurer LandAmerica Financial Group and auto dealership chain Group 1 Automotive, all of which were among the ten largest holdings in our segment at the end of the period. We cut back on holdings of building products maker USG, homebuilder NVR and aluminum products manufacturer Quanex.

      GIVEN OUR FOCUS ON INDIVIDUAL STOCK SELECTION OVER SECTOR WEIGHTINGS, CHANGES TO OUR PORTION OF THE FUND DERIVED PRIMARILY FROM OUR BALANCED STOCK SELECTION PROCESS.
                                                          -- AMERICAN CENTURY

------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT 9

QUESTIONS & ANSWERS

      LORD ABBETT: We increased position weights of undervalued companies in the cyclical growth industries of information technology, materials & processing and producer durables. We believe these individual securities became undervalued as their respective sectors reacted to a potential earnings slowdown for economically sensitive companies. As a result, we increased both security weightings and the number of individual securities in these sectors.

      We decreased exposure to the health care, energy and consumer discretionary sectors as many of these companies reached their price targets. In addition, we expect companies in the consumer discretionary sector to see continued earnings pressure due to the lagging effect of higher interest rates and structurally high energy costs.

      WELLINGTON MANAGEMENT: We increased the portfolio's overweight in health care, relative to the Russell Index. We eliminated furniture retailer Ethan Allen, which reduced the consumer discretionary overweight. Compared to the Russell Index, our portfolio segment remained underweight in financials, particularly banks and real estate, while overweight insurance.

Q: How do you intend to manage your portion of the Fund in the coming months?

      AMERICAN CENTURY: Going forward, we will continue to use our structured, disciplined investment approach to seek stocks that we believe have an attractive combination of value and growth potential, while striking a balance between risk and expected return.

      LORD ABBETT: We believe small company stock prices will continue to be volatile as investors digest the impact of slower economic and earnings growth. Despite a slowdown in global GDP, the U.S. economy continues to deliver respectable growth. However, we expect the lagging effects of the Federal Reserve's tight monetary policy and higher input costs to cause a deceleration in earnings growth from current levels. We have positioned the portfolio to benefit from later stage, long cycle economic growth, specifically in industries such as commercial construction, aerospace and heavy machinery.

------------------------------------------------------------------------------

10 RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT

      We believe mispriced small company stocks with improving fundamentals can provide capital appreciation. We will continue to seek small-cap stocks that exhibit strong fundamentals, attractive valuations and favorable growth prospects through our disciplined investment process, which incorporates quantitative analysis and fundamental research.

      WE BELIEVE SMALL COMPANY STOCK PRICES WILL CONTINUE TO BE VOLATILE AS INVESTORS DIGEST THE IMPACT OF SLOWER ECONOMIC AND EARNINGS GROWTH.

                                                                -- LORD ABBETT

      WELLINGTON MANAGEMENT: We continue to search for companies that appear to be somewhat overlooked by the market. Sector positioning is predominantly the result of our bottom-up stock selection process. At the end of the period, our portfolio segment had larger-than-Russell Index positions in energy, materials and consumer discretionary and below-Russell Index weights in consumer staples and financials.

      WE CONTINUE TO SEARCH FOR COMPANIES THAT APPEAR TO BE SOMEWHAT OVERLOOKED BY THE MARKET.

                                                      -- WELLINGTON MANAGEMENT

------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT 11

INVESTMENTS IN SECURITIES

NOV. 30, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (96.6%)

ISSUER                                              SHARES             VALUE(a)
AEROSPACE & DEFENSE (2.5%)
Curtiss-Wright                                      45,200          $ 1,606,860
Esterline Technologies                              33,300(b)         1,296,702
Hexcel                                             190,700(b)         3,413,529
Orbital Sciences                                     2,200(b)            39,864
Teledyne Technologies                               45,268(b)         1,819,774
United Industrial                                    6,901              337,390
                                                                    -----------
Total                                                                 8,514,119
-------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS (0.2%)
EGL                                                  5,661(b)           180,812
Forward Air                                          5,664              188,612
Hub Group Cl A                                       4,778(b)           136,364
                                                                    -----------
Total                                                                   505,788
-------------------------------------------------------------------------------
AIRLINES (1.2%)
AirTran Holdings                                   132,600(b)         1,648,218
Frontier Airlines Holdings                           7,101(b)            58,228
JetBlue Airways                                    120,800(b,d)       1,650,128
Mesa Air Group                                       5,925(b)            48,407
Republic Airways Holdings                            9,200(b)           158,884
SkyWest                                             11,925              300,987
                                                                    -----------
Total                                                                 3,864,852
-------------------------------------------------------------------------------
AUTO COMPONENTS (1.2%)
ArvinMeritor                                        62,606            1,083,710
Shiloh Inds                                          3,842(b)            64,008
Tenneco                                             68,600(b)         1,617,588
TRW Automotive Holdings                             57,000(b)         1,415,880
                                                                    -----------
Total                                                                 4,181,186
-------------------------------------------------------------------------------
BEVERAGES (0.1%)
Jones Soda                                          40,000(b)           385,200
-------------------------------------------------------------------------------
BIOTECHNOLOGY (1.8%)
Alkermes                                            78,100(b)         1,185,558
Amylin Pharmaceuticals                              23,962(b)           958,480
Cephalon                                               379(b)            28,372
Enzon Pharmaceuticals                               16,485(b)           137,320
Human Genome Sciences                               84,800(b,d)       1,061,696
ImClone Systems                                     35,971(b)         1,075,533

COMMON STOCKS (CONTINUED)

ISSUER                                              SHARES             VALUE(a)
BIOTECHNOLOGY (CONT.)
Incyte                                             151,001(b)       $   791,245
Savient Pharmaceuticals                             25,800(b)           301,086
ZymoGenetics                                        36,700(b)           576,557
                                                                    -----------
Total                                                                 6,115,847
-------------------------------------------------------------------------------
BUILDING PRODUCTS (0.6%)
American Woodmark                                   17,555              684,469
NCI Building Systems                                16,700(b)           921,506
PW Eagle                                             7,394              252,431
Universal Forest Products                            3,448              160,815
                                                                    -----------
Total                                                                 2,019,221
-------------------------------------------------------------------------------
CAPITAL MARKETS (1.6%)
Apollo Investment                                   40,600              912,282
Calamos Asset
 Management Cl A                                     5,648              155,207
Investors Financial
 Services                                           40,100            1,594,778
optionsXpress Holdings                              46,000            1,326,180
Penson Worldwide                                     2,223(b)            49,906
SWS Group                                           14,622              473,314
Waddell & Reed Financial
 Cl A                                               34,900              870,057
                                                                    -----------
Total                                                                 5,381,724
-------------------------------------------------------------------------------
CHEMICALS (3.5%)
Albemarle                                           12,700              885,698
Celanese Series A                                   45,733            1,006,126
Cytec Inds                                          27,100            1,445,243
Ferro                                               89,000            1,856,540
Georgia Gulf                                        13,885              282,837
Hercules                                           104,900(b)         1,954,288
Minerals Technologies                               27,400            1,557,416
OM Group                                            28,843(b)         1,357,063
Pioneer Companies                                    7,508(b)           202,791
Sensient Technologies                               12,728              303,308
Spartech                                             7,921              236,996
Westlake Chemical                                   23,575              772,081
                                                                    -----------
Total                                                                11,860,387
-------------------------------------------------------------------------------


------------------------------------------------------------------------------

12 RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT

ISSUER                                              SHARES             VALUE(a)
COMMERCIAL BANKS (1.6%)
BancFirst                                            3,666          $   195,288
Bank of Hawaii                                      18,908              976,219
Center Financial                                     4,674              104,838
City Holding                                         4,538              179,251
City Natl                                           10,001              678,268
Commerce Bancshares                                  6,203              301,387
Community Trust Bancorp                                503               20,326
Cullen/Frost Bankers                                 4,194              228,573
Financial Institutions                               3,575               83,441
First Citizens
 BancShares Cl A                                     1,018              203,142
First Community Bancorp                             17,200              928,971
First Regional Bancorp                               3,459(b)           116,430
Integra Bank                                           831               23,143
Intervest Bancshares                                 4,525(b)           157,832
Pacific Capital Bancorp                              6,962              226,892
Preferred Bank                                         816               46,488
PrivateBancorp                                      15,400              617,694
Trustmark                                            2,827               92,217
Whitney Holding                                      3,533              113,869
                                                                    -----------
Total                                                                 5,294,269
-------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (2.8%)
AerCap Holdings                                     12,900(b,c)         292,830
AMREP                                                8,815              772,899
Bowne & Co                                          84,300            1,333,626
CompX Intl                                             721               12,610
COMSYS IT Partners                                     307(b)             5,652
Consolidated Graphics                               12,923(b)           755,996
Covanta Holding                                     50,054(b)         1,105,192
Dun & Bradstreet                                       856(b)            70,380
GEO Group                                                1(b)                19
John H Harland                                      27,099            1,162,005
Kenexa                                              21,210(b)           654,329
Kforce                                              36,700(b)           488,477
M&F Worldwide                                       11,633(b)           190,898
Standard Parking                                     3,084(b)           116,637
Viad                                                 7,666              301,350
Volt Information Sciences                           28,285(b)         1,319,778
Watson Wyatt
 Worldwide Cl A                                     18,128              841,139
                                                                    -----------
Total                                                                 9,423,817
-------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                              SHARES             VALUE(a)
COMMUNICATIONS EQUIPMENT (2.3%)
CommScope                                           30,000(b)       $   905,100
Comtech
 Telecommunications                                 38,500(b)         1,367,520
Foundry Networks                                    99,900(b)         1,429,569
InterDigital
 Communications                                     33,071(b)         1,056,618
Polycom                                             49,900(b)         1,439,116
Sonus Networks                                     117,600(b)           738,528
SpectraLink                                         78,400              636,608
                                                                    -----------
Total                                                                 7,573,059
-------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (1.9%)
Avid Technology                                     21,100(b)           822,478
Brocade Communications
 Systems                                            43,170(b)           399,323
Cray                                                14,256(b)           161,948
Electronics for Imaging                             80,700(b)         1,977,150
Imation                                                653               30,240
Komag                                               30,800(b)         1,215,984
Stratasys                                           56,200(b)         1,691,620
                                                                    -----------
Total                                                                 6,298,743
-------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING (1.3%)
Chicago Bridge & Iron                               20,653(c)           598,524
EMCOR Group                                         22,753(b)         1,357,672
Foster Wheeler                                      11,781(b)           636,174
Granite Construction                                10,500              541,800
Washington Group Intl                               23,100            1,357,817
                                                                    -----------
Total                                                                 4,491,987
-------------------------------------------------------------------------------
CONSUMER FINANCE (0.6%)
Advanta Cl B                                        36,800            1,678,816
Rewards Network                                     33,103(b)           185,377
World Acceptance                                     5,933(b)           269,299
                                                                    -----------
Total                                                                 2,133,492
-------------------------------------------------------------------------------
DISTRIBUTORS (0.2%)
Building Materials
 Holding                                            25,081              617,995
Handleman                                            3,222               25,422
                                                                    -----------
Total                                                                   643,417
-------------------------------------------------------------------------------

See accompanying notes to investments in securities.

------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT 13

ISSUER                                              SHARES             VALUE(a)
DIVERSIFIED CONSUMER SERVICES (1.2%)
CPI                                                  8,982          $   373,831
Jackson Hewitt Tax
 Service                                            36,400            1,316,952
Strayer Education                                   17,137            1,885,926
Vertrue                                              7,405(b)           283,686
                                                                    -----------
Total                                                                 3,860,395
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.4%)
NASDAQ Stock Market                                 33,971(b)         1,363,936
-------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
Arbinet-thexchange                                   4,847(b)            28,743
CenturyTel                                          11,605              493,793
Cincinnati Bell                                     34,760(b)           157,115
CT Communications                                   27,928              569,173
General
 Communication Cl A                                 98,200(b)         1,498,531
NeuStar Cl A                                        39,500(b)         1,313,375
                                                                    -----------
Total                                                                 4,060,730
-------------------------------------------------------------------------------
ELECTRIC UTILITIES (0.5%)
El Paso Electric                                    68,600(b)         1,704,024
Unisource Energy                                     2,857              104,938
                                                                    -----------
Total                                                                 1,808,962
-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (1.3%)
AO Smith                                            13,744              491,898
AZZ                                                  1,878(b)            80,040
Energy Conversion
 Devices                                            31,200(b)         1,191,216
FuelCell Energy                                     22,300(b,d)         145,396
General Cable                                        4,082(b)           173,485
Genlyte Group                                       22,300(b)         1,892,378
Lamson & Sessions                                   13,756(b)           295,754
                                                                    -----------
Total                                                                 4,270,167
-------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (4.3%)
Agilysys                                            11,496              176,119
AVX                                                  5,096               79,192
Global Imaging Systems                               7,716(b)           164,428
Ingram Micro Cl A                                  100,300(b)         2,044,114
Littelfuse                                          14,109(b)           441,330
LoJack                                              26,700(b)           405,306
Measurement Specialties                             86,200(b)         2,084,316
Merix                                                9,674(b)            89,291

COMMON STOCKS (CONTINUED)

ISSUER                                              SHARES             VALUE(a)
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONT.)
Mettler Toledo Intl                                 14,911(b,c)     $ 1,154,410
PEMSTAR                                             30,881(b)           116,730
Photon Dynamics                                     82,400(b)           915,464
Planar Systems                                      21,472(b)           215,149
Plexus                                               9,307(b)           224,764
RadiSys                                             60,100(b)         1,015,089
ScanSource                                          29,500(b)           900,340
SMART Modular
 Technologies                                      140,400(b)         1,669,356
SYNNEX                                               4,128(b)            93,747
Tech Data                                           26,627(b)         1,113,541
Tessco Technologies                                 10,796(b)           231,887
TTM Technologies                                    21,214(b)           267,509
X-Rite                                              81,600              971,040
Zygo                                                 1,378(b)            22,696
                                                                    -----------
Total                                                                14,395,818
-------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (1.4%)
Bristow Group                                        3,869(b)           137,620
Grey Wolf                                          289,975(b)         2,053,024
Input/Output                                        11,007(b)           119,426
Matrix Service                                       6,860(b)           109,623
SEACOR Holdings                                      4,377(b)           412,182
Seitel                                             129,816(b)           464,741
TETRA Technologies                                  38,250(b)           988,380
Trico Marine Services                               13,235(b)           481,092
                                                                    -----------
Total                                                                 4,766,088
-------------------------------------------------------------------------------
FOOD & STAPLES RETAILING (0.3%)
Pantry                                              14,775(b)           724,271
Spartan Stores                                      16,614              349,392
                                                                    -----------
Total                                                                 1,073,663
-------------------------------------------------------------------------------
FOOD PRODUCTS (1.0%)
Delta & Pine Land                                    6,581              266,860
J & J Snack Foods                                   58,600            2,243,208
Seaboard                                               493              827,254
                                                                    -----------
Total                                                                 3,337,322
-------------------------------------------------------------------------------
GAS UTILITIES (1.3%)
Energen                                             36,175            1,640,898
New Jersey Resources                                 3,023              156,440
UGI                                                 96,665            2,724,020
                                                                    -----------
Total                                                                 4,521,358
-------------------------------------------------------------------------------

 See accompanying notes to investments in securities.

------------------------------------------------------------------------------

14 RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT

ISSUER                                              SHARES             VALUE(a)
HEALTH CARE EQUIPMENT & SUPPLIES (3.6%)
Arrow Intl                                          41,300          $ 1,443,022
Cantel Medical                                       4,738(b)            66,142
Dade Behring Holdings                               25,138              951,725
Edwards Lifesciences                                 3,781(b)           173,321
HealthTronics                                        6,953(b)            46,724
IDEXX Laboratories                                   6,373(b)           539,474
Kensey Nash                                         75,249(b)         2,308,640
Kinetic Concepts                                       600(b)            21,780
Kyphon                                              53,100(b)         1,793,188
Mentor                                              28,400            1,418,580
Nutraceutical Intl                                  10,384(b)           157,421
Palomar Medical
 Technologies                                        1,134(b)            56,643
Symmetry Medical                                    72,100(b)           979,839
TriPath Imaging                                      5,400(b)            49,734
West Pharmaceutical
 Services                                           26,252            1,288,973
ZOLL Medical                                        11,899(b)           617,082
                                                                    -----------
Total                                                                11,912,288
-------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (5.9%)
Advocat                                              1,111(b)            18,443
Alliance Imaging                                    12,384(b)            73,809
Amedisys                                            69,900(b,d)       2,737,984
AMERIGROUP                                          40,453(b)         1,383,088
Apria Healthcare Group                               1,601(b)            39,977
Genesis HealthCare                                  29,500(b)         1,365,850
LCA-Vision                                          66,900(d)         2,354,880
LifePoint Hospitals                                 50,900(b)         1,766,739
Magellan Health Services                            25,000(b)         1,099,500
Manor Care                                          21,700            1,031,184
Matria Healthcare                                   41,204(b)         1,205,217
Molina Healthcare                                   22,919(b)           779,017
Option Care                                        113,352(d)         1,595,996
PSS World Medical                                   17,150(b)           359,121
Sierra Health Services                              11,019(b)           386,216
United Surgical Partners
 Intl                                               88,700(b)         2,257,415
WellCare Health Plans                               23,171(b)         1,496,151
                                                                    -----------
Total                                                                19,950,587
-------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY (0.2%)
Emageon                                             38,600(b)           618,372
-------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                              SHARES             VALUE(a)
HOTELS, RESTAURANTS & LEISURE (2.1%)
AFC Enterprises                                      1,264(b)       $    21,614
Churchill Downs                                     24,615              984,108
Denny's                                            294,800(b)         1,359,028
Domino's Pizza                                      20,505              563,067
Interstate Hotels &
 Resorts                                            67,801(b)           529,526
Jack in the Box                                      8,441(b)           519,037
Luby's                                               4,928(b)            54,208
Papa John's Intl                                    37,933(b)         1,175,923
PF Chang's China Bistro                             19,500(b)           703,950
RARE Hospitality Intl                               36,100(b)         1,168,557
                                                                    -----------
Total                                                                 7,079,018
-------------------------------------------------------------------------------
HOUSEHOLD DURABLES (1.2%)
Avatar Holdings                                        383(b)            27,331
Blyth                                               23,802              605,047
Centex                                              24,400            1,350,296
NVR                                                    788(b)           468,860
Snap-On                                              7,028              333,830
Universal Electronics                               56,939(b,g)       1,195,719
                                                                    -----------
Total                                                                 3,981,083
-------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (0.7%)
McDermott Intl                                      28,939(b)         1,507,144
Teleflex                                            11,669              754,167
                                                                    -----------
Total                                                                 2,261,311
-------------------------------------------------------------------------------
INSURANCE (7.0%)
American Financial Group                            14,183              740,494
American Safety
 Insurance Holdings                                  2,346(b,c)          43,518
Argonaut Group                                       2,193(b)            74,299
Aspen Insurance Holdings                            54,300(c)         1,463,385
eHealth                                             10,720(b)           240,235
Endurance Specialty
 Holdings                                           19,770(c)           741,968
First Acceptance                                    28,600(b)           288,860
FPIC Insurance Group                                35,903(b)         1,391,241
Harleysville Group                                     286               10,170
HCC Insurance Holdings                              44,829            1,353,388
Hilb Rogal & Hobbs                                  72,800            3,028,481
James River Group                                      693(b)            23,285
LandAmerica
 Financial Group                                    11,327              692,193


See accompanying notes to investments in securities.

------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT 15

ISSUER                                              SHARES             VALUE(a)
INSURANCE (CONT.)
Ohio Casualty                                       86,200          $ 2,517,903
Philadelphia
 Consolidated Holding                                9,158(b)           407,989
Platinum Underwriters
 Holdings                                           40,700(c)         1,238,501
ProAssurance                                        28,700(b)         1,470,301
Protective Life                                      8,002              377,854
Reinsurance Group of
 America                                            24,200            1,335,114
Safety Insurance Group                               7,603              398,245
Selective Insurance Group                            4,985              276,767
StanCorp Financial Group                            26,000            1,180,660
United America Indemnity
 Cl A                                               55,200(b,c)       1,384,968
USI Holdings                                       155,100(b,g)       2,428,866
                                                                    -----------
Total                                                                23,108,685
-------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL (0.1%)
FTD Group                                            1,465(b)            25,667
Priceline.com                                        8,661(b)           342,023
                                                                    -----------
Total                                                                   367,690
-------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (1.6%)
iBasis                                               2,628(b)            21,287
RealNetworks                                        96,600(b)         1,110,900
S1                                                 197,500(b)         1,032,925
TheStreet.com                                       27,607              269,996
United Online                                       14,876              199,785
WebEx Communications                                14,900(b)           534,910
Websense                                            87,300(b)         2,230,515
                                                                    -----------
Total                                                                 5,400,318
-------------------------------------------------------------------------------
IT SERVICES (2.7%)
Acxiom                                              47,513            1,184,024
BISYS Group                                        101,200(b)         1,213,388
CACI Intl Cl A                                      32,200(b)         1,926,848
Convergys                                           33,885(b)           817,306
CSG Systems Intl                                    10,446(b)           289,668
Lionbridge Technologies                             93,900(b)           537,108
Sapient                                            214,500(b)         1,171,170
Sykes Enterprises                                   17,102(b)           294,667
TALX                                                67,000            1,671,650
                                                                    -----------
Total                                                                 9,105,829
-------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                              SHARES             VALUE(a)
LEISURE EQUIPMENT & PRODUCTS (0.2%)
JAKKS Pacific                                       18,380(b)       $   401,603
Steinway Musical
 Instruments                                         6,287(b)           183,580
                                                                    -----------
Total                                                                   585,183
-------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES (0.7%)
Bruker BioSciences                                   6,628(b)            51,234
ICON ADR                                            38,100(b,c)       1,416,558
PerkinElmer                                         44,200              957,814
                                                                    -----------
Total                                                                 2,425,606
-------------------------------------------------------------------------------
MACHINERY (3.6%)
Accuride                                            14,157(b)           159,408
Actuant Cl A                                        51,900            2,805,714
Bucyrus Intl Cl A                                   30,800            1,315,160
Clarcor                                             41,300            1,363,313
Crane                                               14,382              547,954
Cummins                                             14,613            1,752,391
Flow Intl                                           59,763(b)           662,772
Gardner Denver                                      14,171(b)           541,899
Graco                                               46,700            1,950,659
Middleby                                               888(b)            90,132
RBC Bearings                                         1,641(b)            47,687
Wabash Natl                                         54,700              804,090
                                                                    -----------
Total                                                                12,041,179
-------------------------------------------------------------------------------
MARINE (0.1%)
Kirby                                                9,759(b)           351,714
-------------------------------------------------------------------------------
MEDIA (3.8%)
ADVO                                                35,200            1,044,032
Catalina Marketing                                  48,600            1,189,242
Charter
 Communications Cl A                               684,000(b)         2,017,800
DreamWorks Animation
 SKG Cl A                                           63,400(b)         1,853,182
Entravision
 Communications Cl A                               202,400(b)         1,449,184
Harris Interactive                                 270,500(b)         1,295,695
John Wiley & Sons Cl A                               4,459              177,379
LodgeNet Entertainment                              61,327(b)         1,450,384
Regal Entertainment
 Group Cl A                                          3,217               66,946
Sinclair Broadcast Group
 Cl A                                                7,113               70,774

See accompanying notes to investments in securities.

------------------------------------------------------------------------------

16 RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT

ISSUER                                              SHARES             VALUE(a)
MEDIA (CONT.)
TiVo                                               248,782(b,d)     $ 1,418,057
Warner Music Group                                  28,322              719,945
                                                                    -----------
Total                                                                12,752,620
-------------------------------------------------------------------------------
METALS & MINING (2.2%)
AK Steel Holding                                     6,562(b)           108,207
Carpenter Technology                                15,900            1,698,280
Chaparral Steel                                     10,595              492,668
Cleveland-Cliffs                                    30,937            1,486,213
Commercial Metals                                   54,700            1,589,035
Metal Management                                     4,648              170,349
Novamerican Steel                                    2,624(b,c)          94,464
Olympic Steel                                       16,100              417,634
Oregon Steel Mills                                     910(b)            57,275
Steel Dynamics                                      43,404            1,411,498
                                                                    -----------
Total                                                                 7,525,623
-------------------------------------------------------------------------------
MULTILINE RETAIL (0.6%)
Big Lots                                            43,914(b)           979,722
Dollar Tree Stores                                  31,133(b)           934,301
                                                                    -----------
Total                                                                 1,914,023
-------------------------------------------------------------------------------
MULTI-UTILITIES (--%)
Vectren                                                755               21,555
-------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (4.2%)
Comstock Resources                                  85,600(b)         2,612,513
Delek US Holdings                                   13,589              231,557
EXCO Resources                                     135,500(b)         1,989,141
Foundation Coal
 Holdings                                           35,400            1,313,694
Frontier Oil                                        55,644            1,760,576
Harvest Natural
 Resources                                          66,277(b)           679,339
Holly                                                1,623               87,658
Holly Energy Partners LP                               530               21,301
MarkWest Hydrocarbon                                   533               22,402
Massey Energy                                       12,891              354,760
OPTI Canada                                         77,500(b,c)       1,339,883
St. Mary Land &
 Exploration                                        12,466              499,637
Swift Energy                                         2,830(b)           144,641
Tesoro                                               8,872              625,032
VeraSun Energy                                      29,300(b,d)         740,997
Whiting Petroleum                                   34,300(b)         1,646,400
                                                                    -----------
Total                                                                14,069,531
-------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                              SHARES             VALUE(a)
PERSONAL PRODUCTS (1.4%)
NBTY                                                21,581(b)       $   784,469
Nu Skin Enterprises Cl A                            83,500            1,601,530
USANA Health Sciences                               45,808(b,d)       2,216,191
                                                                    -----------
Total                                                                 4,602,190
-------------------------------------------------------------------------------
PHARMACEUTICALS (0.9%)
Axcan Pharma                                         1,559(b,c)          23,151
Biovail                                             18,113(c)           321,868
King Pharmaceuticals                                55,826(b)           922,804
Medicines                                           41,600(b)         1,187,679
Pain Therapeutics                                   13,280(b)           113,677
ViroPharma                                          16,261(b)           250,582
Watson Pharmaceuticals                               1,780(b)            45,693
                                                                    -----------
Total                                                                 2,865,454
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) (1.3%)
Capital Trust Cl A                                   5,811              259,054
CBL & Associates
 Properties                                         14,603              629,389
Cousins Properties                                   4,181              151,896
Equity Lifestyle Properties                            414               21,516
Mission West Properties                              2,343               29,288
NorthStar Realty Finance                            60,806              964,991
Redwood Trust                                       14,700              840,987
Saul Centers                                         1,887              106,031
Taubman Centers                                     26,447            1,308,068
                                                                    -----------
Total                                                                 4,311,220
-------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
Jones Lang LaSalle                                   4,700              427,700
-------------------------------------------------------------------------------
ROAD & RAIL (1.2%)
Arkansas Best                                        4,578              173,506
Con-way                                             23,700            1,093,044
Heartland Express                                   10,626              163,959
JB Hunt Transport
 Services                                           67,700            1,481,953
Kansas City Southern                                14,376(b)           388,871
Knight Transportation                               10,271              180,975
Landstar System                                     10,656              479,946
Old Dominion Freight Line                            4,974(b)           133,353
                                                                    -----------
Total                                                                 4,095,607
-------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.2%)
Advanced Energy Inds                                 9,299(b)           160,222
Amkor Technology                                    43,939(b)           449,057

See accompanying notes to investments in securities.

------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT 17

ISSUER                                              SHARES             VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
Cypress Semiconductor                               45,500(b)      $    791,245
MKS Instruments                                     26,412(b)           549,634
ON Semiconductor                                   363,869(b)         2,343,316
Power Integrations                                  71,200(b)         1,983,632
Semtech                                             81,600(b)         1,070,592
Trident Microsystems                                71,100(b)         1,491,678
Varian Semiconductor
 Equipment Associates                                1,021(b)            40,564
Verigy                                              75,700(b,c)       1,350,488
Zoran                                               25,046(b)           373,436
                                                                   ------------
Total                                                                10,603,864
-------------------------------------------------------------------------------
SOFTWARE (2.2%)
Ansoft                                               5,162(b)           142,678
Aspen Technology                                    19,176(b)           186,966
Captaris                                               432(b)             3,154
DocuCorp Intl                                        2,971(b)            22,075
Epicor Software                                    160,000(b)         2,127,999
Interactive Intelligence                             1,762(b)            30,870
Mentor Graphics                                      4,079(b)            68,976
MicroStrategy Cl A                                   7,294(b)           864,120
Opsware                                            100,000(b)           876,000
Red Hat                                            121,700(b)         2,117,580
Sybase                                              35,679(b)           854,155
                                                                   ------------
Total                                                                 7,294,573
-------------------------------------------------------------------------------
SPECIALTY RETAIL (3.2%)
AnnTaylor Stores                                       520(b)            17,940
Borders Group                                       69,200            1,584,679
Dress Barn                                          35,605(b)           862,353
DSW Cl A                                             6,025(b)           230,758
Group 1 Automotive                                  25,842            1,317,684
Gymboree                                            35,355(b)         1,407,129
Mothers Work                                         9,575(b)           392,767
Payless ShoeSource                                  19,348(b)           603,464
Select Comfort                                     176,250(b,d)       3,050,887
United Auto Group                                   56,300            1,321,361
                                                                   ------------
Total                                                                10,789,022
-------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS (1.1%)
Brown Shoe                                          16,080              762,835
Deckers Outdoor                                        404(b)            22,543
Kellwood                                            21,837              682,406
Maidenform Brands                                   15,294(b)           292,421
Perry Ellis Intl                                     2,589(b)            98,253

COMMON STOCKS (CONTINUED)

ISSUER                                              SHARES             VALUE(a)
TEXTILES, APPAREL & LUXURY GOODS (CONT.)
Skechers USA Cl A                                   48,200(b)      $  1,421,900
Stride Rite                                         19,300              301,659
                                                                   ------------
Total                                                                 3,582,017
-------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE (1.7%)
BankUnited Financial Cl A                            3,454               88,077
Brookline Bancorp                                   82,108            1,108,458
City Bank                                            1,256               67,171
Corus Bankshares                                    50,699(d)         1,136,164
Delta Financial                                      4,528               42,790
Downey Financial                                     4,961              361,161
FirstFed Financial                                  16,485(b)         1,071,855
IndyMac Bancorp                                     17,094              785,469
ITLA Capital                                           456               24,177
Ocwen Financial                                     72,511(b)         1,091,291
                                                                   ------------
Total                                                                 5,776,613
-------------------------------------------------------------------------------
TOBACCO (0.4%)
Loews - Carolina Group                              22,855(f)         1,425,466
-------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS (3.1%)
Beacon Roofing Supply                              180,286(b)         3,701,271
BlueLinx Holdings                                   14,432              156,010
GATX                                                28,000            1,293,040
Rush Enterprises Cl A                               46,900(b)           852,642
United Rentals                                      21,900(b)           548,814
Watsco                                              37,900            1,958,672
WESCO Intl                                           7,295(b)           488,036
Williams Scotsman Intl                              64,773(b)         1,292,221
                                                                   ------------
Total                                                                10,290,706
-------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
USA Mobility                                        14,129              343,900
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $284,280,385)                                               $324,026,094
-------------------------------------------------------------------------------

MONEY MARKET FUND (7.1%)(e)
                                                   SHARES             VALUE(a)
RiverSource Short-Term
 Cash Fund                                      23,934,080(h)      $ 23,934,080
-------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $23,934,080)                                                $ 23,934,080
-------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $308,214,465)(i)                                            $347,960,174
===============================================================================

See accompanying notes to investments in securities.

------------------------------------------------------------------------------

18 RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2006, the value of foreign securities represented 3.4% of net assets.

(d) At Nov. 30, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 4.4% of net assets. See
      Note 5 to the financial statements. 2.7% of net assets is the Fund's cash equivalent position.

(f) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(g) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Nov. 30, 2006, is as follows:

      SECURITY                           ACQUISITION                  COST
                                            DATES
      -----------------------------------------------------------------------
      Universal Electronics         01-14-04 thru 04-24-06         $  859,654
      USI Holdings                  01-08-04 thru 03-17-06          2,003,942

(h)   Affiliated Money Market Fund -- See Note 6 to the financial statements.

(i) At Nov. 30, 2006, the cost of securities for federal income tax purposes was approximately $308,214,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $48,108,000
      Unrealized depreciation                                      (8,362,000)
      ------------------------------------------------------------------------
      Net unrealized appreciation                                 $39,746,000
      ------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT 19

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOV. 30, 2006 (UNAUDITED)

ASSETS

Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $284,280,385)                                               $324,026,094
   Affiliated money market fund (identified cost $23,934,080) (Note 6)                                  23,934,080
-------------------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $308,214,465)                                         347,960,174
Cash in bank on demand deposit                                                                                 502
Capital shares receivable                                                                                   35,773
Dividends and accrued interest receivable                                                                  261,277
Receivable for investment securities sold                                                                5,494,927
-------------------------------------------------------------------------------------------------------------------
Total assets                                                                                           353,752,653
-------------------------------------------------------------------------------------------------------------------

LIABILITIES

Capital shares payable                                                                                      33,011
Payable for investment securities purchased                                                              3,202,586
Payable upon return of securities loaned (Note 5)                                                       14,882,900
Accrued investment management services fee                                                                   8,849
Accrued distribution fee                                                                                    71,500
Accrued service fee                                                                                             10
Accrued transfer agency fee                                                                                    213
Accrued administrative services fee                                                                            735
Other accrued expenses                                                                                     211,731
-------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                       18,411,535
-------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                    $335,341,118
===================================================================================================================

REPRESENTED BY

Capital stock -- $.01 par value (Note 1)                                                              $    542,528
Additional paid-in capital                                                                             321,142,025
Net operating loss                                                                                        (956,401)
Accumulated net realized gain (loss) (Note 9)                                                          (25,132,743)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   39,745,709
-------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                              $335,341,118
===================================================================================================================
Net assets applicable to outstanding shares:                    Class A                               $281,031,756
                                                                Class B                               $ 47,208,919
                                                                Class C                               $  3,589,443
                                                                Class I                               $     10,772
                                                                Class Y                               $  3,500,228
Net asset value per share of outstanding capital stock:         Class A shares      45,178,770        $       6.22
                                                                Class B shares       7,913,194        $       5.97
                                                                Class C shares         602,446        $       5.96
                                                                Class I shares           1,724        $       6.25
                                                                Class Y shares         556,703        $       6.29
-------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 5)                                                     $ 13,572,576
-------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

------------------------------------------------------------------------------

20 RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS

SIX MONTHS ENDED NOV. 30, 2006 (UNAUDITED)

INVESTMENT INCOME

Income:
Dividends                                                                            $ 1,214,111
Interest                                                                                   1,483
Income distributions from affiliated money market fund (Note 6)                          204,007
Fee income from securities lending (Note 5)                                              101,438
  Less foreign taxes withheld                                                               (340)
-------------------------------------------------------------------------------------------------
Total income                                                                           1,520,699
-------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                     1,551,492
Distribution fee
   Class A                                                                               354,653
   Class B                                                                               251,184
   Class C                                                                                18,335
Transfer agency fee                                                                      382,792
Incremental transfer agency fee
   Class A                                                                                30,724
   Class B                                                                                11,365
   Class C                                                                                   744
Service fee -- Class Y                                                                     1,778
Administrative services fees and expenses                                                137,865
Compensation of board members                                                              7,170
Custodian fees                                                                           125,350
Printing and postage                                                                      30,770
Registration fees                                                                         24,832
Audit fees                                                                                14,000
Other                                                                                     22,349
-------------------------------------------------------------------------------------------------
Total expenses                                                                         2,965,403
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)     (462,777)
-------------------------------------------------------------------------------------------------
                                                                                       2,502,626
   Earnings and bank fee credits on cash balances (Note 2)                               (12,457)
-------------------------------------------------------------------------------------------------
Total net expenses                                                                     2,490,169
-------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                         (969,470)
-------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET

Net realized gain (loss) on:
  Security transactions (Note 3)                                                      13,222,236
  Foreign currency transactions                                                              356
  Payment from affiliate (Note 2)                                                         48,789
-------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                               13,271,381
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                  (3,478,592)
-------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                  9,792,789
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                      $ 8,823,319
=================================================================================================

See accompanying notes to financial statements.

------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT 21

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       NOV. 30, 2006       MAY 31, 2006
                                                                      SIX MONTHS ENDED      YEAR ENDED
                                                                        (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS

Investment income (loss) -- net                                        $   (969,470)       $ (2,268,504)
Net realized gain (loss) on investments                                  13,271,381          33,622,234
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies     (3,478,592)         (2,923,041)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           8,823,319          28,430,689
--------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain
     Class A                                                                     --         (17,372,457)
     Class B                                                                     --          (6,022,801)
     Class C                                                                     --            (471,809)
     Class I                                                                     --          (1,408,864)
     Class Y                                                                     --             (52,996)
--------------------------------------------------------------------------------------------------------
Total distributions                                                              --         (25,328,927)
--------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Proceeds from sales
   Class A shares (Note 2)                                               16,223,146          58,763,013
   Class B shares                                                         1,841,963          14,951,838
   Class C shares                                                           182,893             995,437
   Class I shares                                                           320,398           6,074,412
   Class Y shares                                                           237,612             551,533
Fund merger (Note 8)
   Class A shares                                                                --         147,952,723
   Class B shares                                                                --           8,894,365
   Class C shares                                                                --              29,077
   Class Y shares                                                                --           3,254,154
Reinvestment of distributions at net asset value
   Class A shares                                                                --          17,158,193
   Class B shares                                                                --           5,942,462
   Class C shares                                                                --             464,417
   Class I shares                                                                --           1,407,589
   Class Y shares                                                                --              51,518
Payments for redemptions
   Class A shares                                                       (45,906,556)        (46,603,549)
   Class B shares (Note 2)                                              (15,589,260)        (16,531,263)
   Class C shares (Note 2)                                                 (708,437)         (1,305,768)
   Class I shares                                                       (13,036,321)           (970,786)
   Class Y shares                                                          (631,142)           (150,826)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions       (57,065,704)        200,928,539
--------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 (48,242,385)        204,030,301
Net assets at beginning of period                                       383,583,503         179,553,202
--------------------------------------------------------------------------------------------------------
Net assets at end of period                                            $335,341,118        $383,583,503
========================================================================================================
Undistributed net investment income (loss)                             $   (956,401)       $     13,069
--------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

------------------------------------------------------------------------------

22 RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

(Unaudited as to Nov. 30, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities issued by small companies having a market capitalization within the range of the Russell 2000(R) Index.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT 23

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets and liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Nov. 30, 2006, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Nov. 30, 2006 was $3,624,585 representing 1.08% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

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24 RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

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RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT 25

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

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26 RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On March 7, 2006, an additional dividend was paid before the merger to ensure that current shareholders of RiverSource Small Cap Equity Fund would not experience a dilution in their share of the Fund's income or capital gains.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

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RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT 27

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.87% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $108,374 for the six months ended Nov. 30, 2006.

The Investment Manager has Subadvisory Agreements with American Century Investment Management, Inc., Lord, Abbett & Co. LLC and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $6,185 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include: Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

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28 RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund will pay the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets for this service attributable to Class R4 shares.

Class I currently pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Under the current Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this fee was terminated.

Sales charges received by the Distributor for distributing Fund shares were $154,194 for Class A, $19,559 for Class B and $91 for Class C for the six months ended Nov. 30, 2006.

For the six months ended Nov. 30, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.34% for Class A, 2.11% for Class B, 2.11% for Class C, 0.98% for Class I and 1.17% for Class Y. Of these waived fees and

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RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT 29
expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $207,587, $37,607, $2,663 and $2,144, respectively, and the management fees waived at the Fund level were $212,776. In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.40% for Class A, 2.17% for Class B, 2.17% for Class C, 1.05% for Class I and 1.23% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2006, the Fund's custodian and transfer agency fees were reduced by $12,457 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $48,789 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $120,958,795 and $183,802,659, respectively, for the six months ended Nov. 30, 2006. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $568 for the six months ended Nov. 30, 2006.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                            SIX MONTHS ENDED NOV. 30, 2006
                             CLASS A       CLASS B      CLASS C      CLASS I      CLASS Y
------------------------------------------------------------------------------------------
Sold                        2,846,765       329,374      32,524        53,523      40,621
Issued for reinvested
 distributions                     --            --          --            --          --
Redeemed                   (7,853,610)   (2,834,615)   (126,839)   (2,304,710)   (107,445)
------------------------------------------------------------------------------------------
Net increase (decrease)    (5,006,845)   (2,505,241)    (94,315)   (2,251,187)    (66,824)
------------------------------------------------------------------------------------------

                                              YEAR ENDED MAY 31, 2006
                             CLASS A       CLASS B      CLASS C      CLASS I      CLASS Y
------------------------------------------------------------------------------------------
Sold                        9,449,816     2,482,230     165,490       968,562      87,674
Fund merger                24,229,678     1,510,416       4,944            --     527,932
Issued for reinvested
 distributions              2,878,594     1,030,975      80,714       233,241       8,567
Redeemed                   (7,480,386)   (2,751,904)   (217,037)     (151,014)    (23,804)
------------------------------------------------------------------------------------------
Net increase (decrease)    29,077,702     2,271,717      34,111     1,050,789     600,369


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30 RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At Nov. 30, 2006, securities valued at $13,572,576 were on loan to brokers. For collateral, the Fund received $14,882,900 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $101,438 for the six months ended Nov. 30, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2006.

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RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT 31

8. FUND MERGER

At the close of business on March 10, 2006, RiverSource Small Cap Equity Fund acquired the assets and assumed the identified liabilities of RiverSource Discovery Fund. The reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource Small Cap Equity Fund immediately before the acquisition were $232,843,921 and the combined net assets immediately after the acquisition were $392,974,240.

The merger was accomplished by a tax-free exchange of 15,913,149 shares of RiverSource Discovery Fund valued at $160,130,319.

In exchange for the RiverSource Discovery Fund shares and net assets, RiverSource Small Cap Equity Fund issued the following number of shares:

                                                                      SHARES
------------------------------------------------------------------------------
Class A                                                             24,229,678
Class B                                                              1,510,416
Class C                                                                  4,944
Class Y                                                                527,932
------------------------------------------------------------------------------

RiverSource Discovery Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and temporary book-to-tax differences.

                                                                ACCUMULATED         TEMPORARY
                  TOTAL          CAPITAL       UNREALIZED      NET REALIZED        BOOK-TO-TAX
               NET ASSETS         STOCK       APPRECIATION         LOSS            DIFFERENCES
-----------------------------------------------------------------------------------------------
RiverSource
 Discovery
 Fund         $160,130,319    $188,437,875    $ 25,941,715     $(53,530,440)        $(718,831)
-----------------------------------------------------------------------------------------------

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $46,312,769 at May 31, 2006 that if not offset by capital gains will expire as follows:

                           2009                    2010

                        $4,182,470             $42,130,299

RiverSource Small Cap Equity acquired $52,825,629 of capital loss carry-overs in connection with the RiverSource Discovery Fund merger (Note 8). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the mergers. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized gains is limited by the Internal Revenue Code. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

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32 RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to our motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Discovery is currently set to end in March 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at

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RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT 33
http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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34 RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                   2006(g)       2006         2005         2004         2003
Net asset value, beginning of period      $   6.01        $   5.81     $   5.63     $   4.40     $   4.84
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  (.02)           (.04)        (.04)        (.03)        (.02)
Net gains (losses) (both realized
 and unrealized)                               .23             .98          .86         1.32         (.42)
-----------------------------------------------------------------------------------------------------------
Total from investment operations               .21             .94          .82         1.29         (.44)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains               --            (.74)        (.64)        (.06)          --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $   6.22        $   6.01     $   5.81     $   5.63     $   4.40
-----------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $    281        $    302     $    123     $     92     $     45
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b),(c)                      1.34%(d)        1.51%        1.55%        1.54%        1.55%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                  (.45%)(d)       (.74%)       (.84%)       (.80%)       (.79%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)              35%             88%          88%         139%          94%
-----------------------------------------------------------------------------------------------------------
Total return(e)                               3.49%(f)       16.60%       14.62%       29.45%       (9.09%)
-----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.61% for the six months ended Nov. 30, 2006 and 1.76%, 1.81%, 1.91% and 2.36% for the years ended May 31, 2006,
      2005, 2004 and 2003, respectively.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Nov. 30, 2006 (Unaudited).

------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT 35

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                   2006(g)        2006         2005         2004         2003
Net asset value, beginning of period      $   5.79        $   5.66     $   5.54     $   4.36     $   4.84
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  (.04)           (.09)        (.08)        (.07)        (.04)
Net gains (losses) (both realized
 and unrealized)                               .22             .96          .84         1.31         (.44)
-----------------------------------------------------------------------------------------------------------
Total from investment operations               .18             .87          .76         1.24         (.48)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains               --            (.74)        (.64)        (.06)          --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $   5.97        $   5.79     $   5.66     $   5.54     $   4.36
-----------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $     47        $     60     $     46     $     41     $     21
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b),(c)                      2.11%(d)        2.29%        2.31%        2.31%        2.31%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                 (1.22%)(d)      (1.53%)      (1.60%)      (1.56%)      (1.55%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)              35%             88%          88%         139%          94%
-----------------------------------------------------------------------------------------------------------
Total return(e)                               3.11%(f)       15.76%       13.73%       28.57%       (9.92%)
-----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.38% for the six months ended Nov. 30, 2006 and 2.54%, 2.58%, 2.67% and 3.12% for the years ended May 31, 2006,
      2005, 2004 and 2003, respectively.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Nov. 30, 2006 (Unaudited).

------------------------------------------------------------------------------

36 RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                   2006(g)        2006         2005         2004         2003
Net asset value, beginning of period      $   5.78        $   5.65     $   5.53     $   4.35     $   4.83
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  (.04)           (.09)        (.09)        (.07)        (.04)
Net gains (losses) (both realized
 and unrealized)                               .22             .96          .85         1.31         (.44)
-----------------------------------------------------------------------------------------------------------
Total from investment operations               .18             .87          .76         1.24         (.48)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains               --            (.74)        (.64)        (.06)          --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $   5.96        $   5.78     $   5.65     $   5.53     $   4.35
-----------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $      4        $      4     $      4     $      4     $      2
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b),(c)                      2.11%(d)        2.29%        2.31%        2.30%        2.31%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                 (1.22%)(d)      (1.53%)      (1.60%)      (1.55%)      (1.54%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)              35%             88%          88%         139%          94%
-----------------------------------------------------------------------------------------------------------
Total return(e)                               3.11%(f)       15.78%       13.74%       28.64%       (9.94%)
-----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.38% for the six months ended Nov. 30, 2006 and 2.54%, 2.57%, 2.67% and 3.12% for the years ended May 31, 2006,
      2005, 2004 and 2003, respectively.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Nov. 30, 2006 (Unaudited).

------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT 37

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                   2006(h)       2006         2005           2004(b)
Net asset value, beginning of period      $   6.09        $   5.86     $   5.66     $   5.99
-------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    --            (.03)        (.03)        (.02)
Net gains (losses) (both realized
 and unrealized)                               .16            1.00          .87         (.31)
-------------------------------------------------------------------------------------------------
Total from investment operations               .16             .97          .84         (.33)
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains               --            (.74)        (.64)          --
-------------------------------------------------------------------------------------------------
Net asset value, end of period            $   6.25        $   6.09     $   5.86     $   5.66
-------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $     --        $     14     $      7     $      4
-------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d)                       .98%(e)        1.24%        1.30%        1.06%(e)
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                  (.06%)(e)       (.47%)       (.59%)        .18%(e)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)              35%             88%          88%         139%
-------------------------------------------------------------------------------------------------
Total return(f)                               2.63%(g)       16.98%       14.89%       (5.51%)(g)
-------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 1.09% for the six months ended Nov. 30, 2006 and 1.29%, 1.32% and 1.66% for the years ended May 31, 2006, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Nov. 30, 2006 (Unaudited).

------------------------------------------------------------------------------

38 RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT

CLASS Y*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                   2006(g)       2006         2005         2004         2003
Net asset value, beginning of period      $   6.07        $   5.85     $   5.65     $   4.41     $   4.84
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  (.01)           (.03)        (.04)        (.03)        (.02)
Net gains (losses) (both realized
 and unrealized)                               .23             .99          .88         1.33         (.41)
-----------------------------------------------------------------------------------------------------------
Total from investment operations               .22             .96          .84         1.30         (.43)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains               --            (.74)        (.64)        (.06)          --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $   6.29        $   6.07     $   5.85     $   5.65     $   4.41
-----------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $      4        $      4     $     --     $     --     $     --
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b),(c)                      1.17%(d)        1.30%        1.37%        1.37%        1.34%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                  (.28%)(d)       (.50%)       (.67%)       (.57%)       (.58%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)              35%             88%          88%         139%          94%
-----------------------------------------------------------------------------------------------------------
Total return(e)                               3.62%(f)       16.84%       14.92%       29.61%       (8.88%)
-----------------------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.41% for the six months ended Nov. 30, 2006 and 1.53%, 1.63%, 1.73% and 2.18% for the years ended May 31, 2006,
      2005, 2004 and 2003, respectively.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Nov. 30, 2006 (Unaudited).

------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT 39

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------

40 RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT

                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING        ANNUALIZED
                                JUNE 1, 2006    NOV. 30, 2006   THE PERIOD(a)      EXPENSE RATIO
Class A
  Actual(b)                        $1,000         $1,034.90        $ 6.84              1.34%
  Hypothetical
  (5% return before expenses)      $1,000         $1,018.35        $ 6.78              1.34%
Class B
  Actual(b)                        $1,000         $1,031.10        $10.74              2.11%
  Hypothetical
  (5% return before expenses)      $1,000         $1,014.49        $10.66              2.11%
Class C
  Actual(b)                        $1,000         $1,031.10        $10.74              2.11%
  Hypothetical
  (5% return before expenses)      $1,000         $1,014.49        $10.66              2.11%
Class I
  Actual(b)                        $1,000         $1,026.30        $ 4.98               .98%
  Hypothetical
  (5% return before expenses)      $1,000         $1,020.16        $ 4.96               .98%
Class Y
  Actual(b)                        $1,000         $1,036.20        $ 5.97(c)           1.17%
  Hypothetical
  (5% return before expenses)      $1,000         $1,019.20        $ 5.92(c)           1.17%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended Nov. 30, 2006:
      +3.49% for Class A, +3.11% for Class B, +3.11% for Class C, +2.63% for
      Class I and +3.62% for Class Y.

(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May
      31, 2007, unless sooner terminated at the discretion of the Fund's
      Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.23% for Class R4. Any amounts waived will not be reimbursed by the Fund. These changes are effective
      Dec. 11, 2006. If these changes had been in place for the six-month period ended Nov. 30, 2006, the actual and hypothetical expenses for Class Y paid would have been the same as those presented in the table above.

------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT 41

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

------------------------------------------------------------------------------

42 RIVERSOURCE SMALL CAP EQUITY FUND -- 2006 SEMIANNUAL REPORT

RIVERSOURCE(SM) SMALL CAP EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

                        This report must be accompanied or preceded by the
                        Fund's current prospectus. RiverSource(SM) mutual
RIVERSOURCE [LOGO](SM)  funds are distributed by RiverSource Distributors,
      INVESTMENTS       Inc. and Ameriprise Financial Services, Inc., Members
                        NASD, and managed by RiverSource Investments, LLC.
                        These companies are part of Ameriprise Financial, Inc.

                                                               S-6248 F (1/07)

Semiannual Report

                                                        RIVERSOURCE [LOGO](SM)
                                                               INVESTMENTS

   RIVERSOURCE(SM)
   SMALL CAP VALUE FUND

   SEMIANNUAL REPORT FOR
   THE PERIOD ENDED
   NOV. 30, 2006

>  RIVERSOURCE SMALL CAP VALUE
   FUND SEEKS TO PROVIDE
   SHAREHOLDERS WITH LONG-TERM
   CAPITAL APPRECIATION.

TABLE OF CONTENTS

Fund Snapshot ...........................................................    3

Performance Summary .....................................................    5

Questions & Answers with Portfolio Management ...........................    7

Investments in Securities ...............................................   13

Financial Statements ....................................................   20

Notes to Financial Statements ...........................................   23

Fund Expenses Example ...................................................   39

Proxy Voting ............................................................   42

                                    [LOGO]
                                 DALBAR RATED
                                     2006
                               FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


------------------------------------------------------------------------------

2 RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT

FUND SNAPSHOT AT NOV. 30, 2006

FUND OVERVIEW

RiverSource Small Cap Value Fund is a broadly diversified portfolio invested in small-cap companies with market capitalizations similar to the Russell 2000(R) Value Index. The Fund offers access to multiple experienced managers in one fund, each employing a distinctive approach to small-cap value stocks. By studying companies and sectors that are undergoing change, uncovering depressed stock prices, evaluating a company's prospective ability to generate high cash flow and applying technical research measures, the Fund incorporates significant diversity with one goal in mind: long-term capital appreciation.

SECTOR BREAKDOWN*

Percentage of portfolio assets

Industrials                      18.4%
Financials                       17.1%
Information Technology           15.7%
Consumer Discretionary           15.0%      [PIE CHART]
Cash & Cash Equivalents(2)       12.5%
Materials                         6.1%
Other(1)                         15.2%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Energy 4.4%, Utilities 4.1%, Health Care 3.7%, Consumer Staples
      2.2% and Telecommunication Services 0.8%.

(2) Of the 12.5%, 6.4% is due to security lending activity and 6.1% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

iShares Russell 2000 Value Index Fund             2.9%
Reliant Energy                                    1.3%
AK Steel Holding                                  1.3%
MI Developments Cl A                              1.1%
Harsco                                            1.1%
Dillard's Cl A                                    1.1%
Air France-KLM ADR                                1.1%
Spansion Cl A                                     1.0%
3Com                                              1.0%
Semiconductor Mfg Intl ADR                        1.0%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investments in small-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.


--------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT 3

FUND SNAPSHOT AT NOV. 30, 2006

STYLE MATRIX

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
                         LARGE
                         MEDIUM   SIZE
  X                      SMALL

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

                               YEARS IN INDUSTRY
James McClure, CFA                        34
John Harloe, CFA                          30

DONALD SMITH & CO., INC.

                               YEARS IN INDUSTRY
Donald Smith                              37
Richard Greenberg, CFA                    26

FRANKLIN PORTFOLIO ASSOCIATES LLC

                               YEARS IN INDUSTRY
John Cone, CFA                            24
Michael Dunn, CFA                         19
Oliver Buckley                            18
Kristin Crawford                          11
Langton Garvin, CFA                       11
Patrick Slattery, CFA                     11

METROPOLITAN WEST CAPITAL
MANAGEMENT, LLC

                               YEARS IN INDUSTRY
Gary Lisenbee                             33
Howard Gleicher, CFA                      21
David Graham                              38
Jeffrey Peck                              11
Jay Cunningham, CFA                       11

FUND FACTS

                        TICKER SYMBOL        INCEPTION DATE
Class A                     ASVAX                6/18/01
Class B                     ASVBX                6/18/01
Class C                     APVCX                6/18/01
Class I                        --                 3/4/04
Class Y                        --                6/18/01

Total net assets                          $994.3 million

Number of holdings                                   335


------------------------------------------------------------------------------

4 RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

------------------------------------------------------------------------------
                            PERFORMANCE COMPARISON
                 For the six-month period ended Nov. 30, 2006

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Small Cap Value Fund Class A (excluding sales charge)       +7.80%
Russell 2000(R) Value Index(1) (unmanaged)                             +12.21%
Lipper Small-Cap Value Funds Index(2)                                   +7.76%

(1) The Russell 2000 Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

(2) The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT 5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT NOV. 30, 2006

                                                                                         SINCE
Without sales charge                6 MONTHS*    1 YEAR       3 YEARS      5 YEARS     INCEPTION
Class A (inception 6/18/01)          +7.80%      +17.24%      +14.50%      +13.29%      +12.91%
Class B (inception 6/18/01)          +7.59%      +16.97%      +14.03%      +12.74%      +12.36%
Class C (inception 6/18/01)          +7.41%      +16.94%      +14.01%      +12.71%      +12.38%
Class I (inception 3/4/04)           +8.15%      +17.50%         N/A          N/A       +12.63%
Class Y (inception 6/18/01)          +8.05%      +17.45%      +14.64%      +13.45%      +13.06%
With sales charge
Class A (inception 6/18/01)          +1.60%      +10.49%      +12.26%      +11.96%      +11.70%
Class B (inception 6/18/01)          +2.59%      +11.98%      +13.00%      +12.49%      +12.25%
Class C (inception 6/18/01)          +6.41%      +15.94%      +14.01%      +12.71%      +12.38%

AT DEC. 31, 2006
                                                                                         SINCE
Without sales charge                6 MONTHS*    1 YEAR       3 YEARS      5 YEARS     INCEPTION
Class A (inception 6/18/01)          +7.29%      +16.84%      +13.88%      +12.01%      +12.79%
Class B (inception 6/18/01)          +6.92%      +16.57%      +13.36%      +11.47%      +12.22%
Class C (inception 6/18/01)          +6.74%      +16.54%      +13.34%      +11.45%      +12.24%
Class I (inception 3/4/04)           +7.49%      +17.10%         N/A          N/A       +12.39%
Class Y (inception 6/18/01)          +7.24%      +16.89%      +13.97%      +12.14%      +12.90%
With sales charge
Class A (inception 6/18/01)          +1.12%      +10.12%      +11.66%      +10.70%      +11.59%
Class B (inception 6/18/01)          +2.56%      +11.82%      +12.42%      +11.21%      +12.12%
Class C (inception 6/18/01)          +5.87%      +15.59%      +13.34%      +11.45%      +12.24%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class Y shares. These share classes are available to institutional investors only.

*     Not annualized


------------------------------------------------------------------------------

6 RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RiverSource Small Cap Value Fund's Class A shares rose 7.80%, excluding sales charge, for the six months ended Nov. 30, 2006. The Fund underperformed its benchmark, the Russell 2000(R) Value Index (Russell Index), which increased 12.21%. The Fund slightly outperformed its peer group, as represented by the Lipper Small-Cap Value Funds Index, which advanced 7.76% for the period.

RiverSource Small Cap Value Fund's portfolio is managed by four independent money management firms that each invest a portion of Fund assets in small-company value stocks. The goal is to provide long-term capital appreciation. As of Nov. 30, 2006, Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley) managed approximately 20%, Donald Smith & Co., Inc. (Donald Smith) managed approximately 19%, Franklin Portfolio Associates LLC (Franklin Portfolio Associates) managed approximately 20%, and Metropolitan West Capital Management, LLC (Metropolitan West) managed approximately 41% of the Fund's assets.

The specific stocks mentioned are for illustrative purposes only and are not a complete list of stocks that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

Q: What factors affected performance for your portion of the Fund during the semiannual period?

      BARROW HANLEY: Within our segment of the portfolio, stock selection in the consumer discretionary, industrials, information technology and materials sectors led to underperformance of the Russell Index. Within the consumer discretionary sector, marketing service provider Valassis Communications declined sharply, while positive contributors included consumer products company Helen of Troy, auto parts company Lear and retailer Men's Wearhouse.

      As a group, the Fund's holdings in the industrials sector lagged the strong return of their peers in the Russell Index. However, two holdings significantly outperformed, Terex, a manufacturer of construction and mining equipment, and Swift Transportation, a trucking company.


------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT 7

QUESTIONS & ANSWERS

      Individual detractors within the information technology sector included electronic equipment manufacturers Plexus, Vishay Intertechnology and Littelfuse, as well as Mercury Computer Systems, a manufacturer of embedded computer systems and software for the defense industry. On the positive side, software companies Reynolds & Reynolds and Mentor Graphics produced substantial gains.

      DONALD SMITH: Our portion of the Fund substantially outperformed the Russell Index. Air France-KLM was by far the largest contributor. The stock advanced sharply as excellent earnings resulted from merger synergies and strong traffic trends. Two of our largest holdings also rose significantly, retailer Dillard's and building products company Royal Group Technologies. Dillard's reported better-than-expected earnings and Royal Group was acquired by Georgia Gulf. Other key contributors included metal stock AK Steel Holding, hotel operator Lodgian, electric utility Reliant Energy, computer products distributor Tech Data and communications equipment company UTStarcom. The only substantial detractor was Sea Containers, a transportation company whose disappointing results forced a financial restructuring.

      FRANKLIN PORTFOLIO ASSOCIATES: Our segment of the portfolio significantly lagged the Russell Index. The months of July and August were particularly difficult from a performance perspective. As is almost always the case, stock selection accounted for most of the difference between the Fund's results and the Russell Index. An additional headwind was our perpetual tilt toward momentum, the negative impact of which was uncharacteristically high given our rather conservative style exposures.

      Electronic equipment manufacturer Plexus was a leading disappointment, particularly in July and August. Differences in industry weightings between the portfolio and the Russell Index remained quite small and as a result had minimal effect on the Fund's performance.


------------------------------------------------------------------------------

8 RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

      METROPOLITAN WEST: Our portfolio segment lagged the Russell Index over the six-month period. Stock selection in the energy, information technology and utility sectors added to relative return. Stock selection in the financials and consumer discretionary sectors detracted. Our allocation to Russell 2000 Value and S&P 600 Index shares -- a strategy to meet redemptions while minimizing transaction costs and market impact -- also detracted as those shares underperformed the Russell Index.

      In energy, major contributors included Veritas DGC and Oceaneering Intl. During the period, Veritas DGC, provider of high-tech geophysical land surveys to oil companies, agreed to be acquired at a significant premium. We trimmed the Fund's position in Oceaneering in July near its all-time high. The stock later sold off on investor overreaction to weakening natural gas prices. However, the company has limited exposure to natural gas and the stock price subsequently corrected, aided by a strong earnings report.

      In information technology, Business Objects and Gartner were among the leading contributors. Business intelligence software and service provider Business Objects was weak in the first half of 2006 as it fell short of second quarter earnings estimates. The stock's subsequent rebound indicated that the market had merely overreacted to a timing issue rather than any fundamental problem at the company. Gartner, an information technology services company, also advanced as the market finally began to recognize its franchise value following better results delivered by new management.

      In financials, Accredited Home Lenders Holding Company, a position that remained from the Fund's prior managers, was the most significant detractor. We sold the position during the period. Within the consumer discretionary sector, auto components firm Aftermarket Technology and discount retailer Fred's were among the largest detractors. We took advantage of Aftermarket Technology's recent weakness to add to the Fund's position. While investors focused on transitional issues related to the company's logistics business, we believe this part of its business has considerable profit potential over the longer term. Fred's sold off in sympathy with all pharmacies following Wal-Mart's announcement of new, lower prescription drug prices. However, only 30% of Fred's revenues come from its pharmacy business. We believe the sell-off was an overreaction and expect the stock to rebound.


------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT 9

QUESTIONS & ANSWERS

Q:    What changes did you make to your portion of the Fund and why?

      BARROW HANLEY: Given our methodology, changes to the portfolio stem from our finding companies with the potential for high fundamental improvement. Alterations to the portfolio are thus evolutionary in nature. During the last six months, we eliminated hotel stock Kerzner International and software company Reynolds & Reynolds from the portfolio. We added positions in auto parts manufacturer American Axle & Mfg Holdings, independent oil and natural gas company EXCO Resources, trucking company Swift Transportation and MAXIMUS, a training and education services provider primarily serving government agencies and commercial customers.

      DONALD SMITH: We sold various stocks that had done well and had appreciated to a level well above book value. Knight Trading, Royal Group Technologies (which was acquired) and UTStarcom were eliminated after achieving substantial gains. We reduced positions in Dillard's, Lodgian, 3Com, a communications equipment company, and Wellsford Real Properties, a real estate management company. We increased the allocation to undervalued technology stocks by adding four new technology positions: Hutchinson Technology, Semiconductor Mfg Intl, Spansion and Tech Data. We also increased positions in Alaska Air Group and Stillwater Mining, seeking to capitalize on each stock's weakness.

      FRANKLIN PORTFOLIO ASSOCIATES: We continue to closely monitor relative performance, but have avoided making any substantial changes to our process as it is our firm belief that the recent period of weak performance relative to the Russell Index will not persist.

      METROPOLITANWEST: We repositioned a significant portion of the portfolio in line with our small cap intrinsic value strategy during the six-month period. We have invested some proceeds from sales of stocks held by the prior investment managers in index shares in order to provide greater liquidity while minimizing transaction and market impact costs.

      WE SOLD VARIOUS STOCKS THAT HAD DONE WELL AND HAD APPRECIATED TO A LEVEL WELL ABOVE BOOK VALUE.

                                                                - DONALD SMITH


------------------------------------------------------------------------------

10 RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

Q:    How do you intend to manage your portion of the Fund going forward?

      BARROW HANLEY: Almost regardless of the economic or stock market outlook, we manage the portfolio the same way -- stock by stock, seeking the highest returns and lowest coincident risk with no preconceived sector or industry preferences.

      Our goal is to construct a portfolio of stocks, at any stage of their holding period, that are selling at significant discounts to their fundamental long-term value. We generally do not trade stocks -- our typical holding period is approximately four years.

      The current portfolio reflects the cumulative total of these individual opportunities over the last three or four years and, as such, is heavily weighted toward beneficiaries of the expanding economy. We expect continued economic improvement and, for the individual companies, further progress toward improved fundamentals and market values that reflect their prospects. The portfolio's primary value added should continue to come from securities analysis -- one stock at a time.

      OUR GOAL IS TO CONSTRUCT A PORTFOLIO OF STOCKS, AT ANY STAGE OF THEIR HOLDING PERIOD, THAT ARE SELLING AT SIGNIFICANT DISCOUNTS TO THEIR FUNDAMENTAL LONG-TERM VALUE.

                                                               - BARROW HANLEY

      DONALD SMITH: Our portfolio segment remains attractively valued compared to the Russell Index. The largest industry weighting is technology. We have bought a number of technology companies that have solid balance sheets, sell at about book value and have declined substantially from their highs. In general, the portfolio is positioned to benefit from a decline in oil prices. The Fund's holdings in airlines, auto parts, retail and technology would be either direct or indirect beneficiaries of lower energy prices. The Fund currently has minimal holdings in the energy sector, since most of these stocks do not meet our strict valuation criteria.

      FRANKLIN PORTFOLIO ASSOCIATES: We continue to emphasize stocks with the characteristics that we have identified as leading to long-term outperformance in the small-cap value universe. We look for stocks that have inexpensive valuations relative to their peers and their own history and also have identifiable


------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT 11 business or market momentum so that their potential is realized. We perform this analysis within industries and sectors, and are careful to keep the portfolio's sector and industry weights similar to those in the Russell Index. When stocks within the portfolio no longer have the desired characteristics, we look to replace them with stocks that meet our criteria.

      WE REPOSITIONED A SIGNIFICANT PORTION OF THE PORTFOLIO IN LINE WITH OUR SMALL CAP INTRINSIC VALUE STRATEGY DURING THE SIX-MONTH PERIOD.

                                                           - METROPOLITAN WEST

      METROPOLITANWEST: We continue to adhere to our bottom-up, fundamentally focused investment process. While broad short-term economic factors such as commodity prices, interest rates and housing prices are in the forefront of the media and the minds of most investors, our investment team continues to focus its efforts on identifying great businesses, selling at a significant discount to intrinsic value, with catalysts to move the stock price upward over our two- to four-year investment horizon. The number of takeovers of our small-cap companies announced this quarter offers further validation of our commitment to investing in high-quality businesses.

      WE CONTINUE TO EMPHASIZE STOCKS WITH THE CHARACTERISTICS THAT WE HAVE IDENTIFIED AS LEADING TO LONG-TERM OUTPERFORMANCE IN THE SMALL-CAP VALUE UNIVERSE.

                                               - FRANKLIN PORTFOLIO ASSOCIATES

      While we will undoubtedly experience short periods of market underperformance, we are confident that over a complete market cycle the investment team's focus on high-quality businesses within the small-cap universe will add value for the Fund's shareholders relative to both the benchmark and our peers.

      INVESTMENT TERM:

      BOTTOM-UP INVESTING: An investment approach that de-emphasizes economic and market cycles and instead focuses on the analysis of individual stocks. Attention is directed to a specific company rather than on the industry in which that company operates or on the economy as a whole.


------------------------------------------------------------------------------

12 RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

NOV. 30, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (92.7%)

ISSUER                                        SHARES                 VALUE(a)
AEROSPACE & DEFENSE (0.9%)
Ceradyne                                       10,400(b)        $      549,328
Hexcel                                        300,000(b,d)           5,370,000
Ladish                                         23,700(b)               799,638
Orbital Sciences                              113,900(b)             2,063,868
                                                                --------------
Total                                                                8,782,834
------------------------------------------------------------------------------

AIRLINES (2.4%)
Air France-KLM ADR                            286,770(c)            11,465,065
Alaska Air Group                              249,200(b)            10,249,596
ExpressJet Holdings                            50,000(b)               395,000
Mesa Air Group                                117,300(b)               958,341
SkyWest                                        25,400                  641,096
                                                                --------------
Total                                                               23,709,098
------------------------------------------------------------------------------

AUTO COMPONENTS (3.6%)
Aftermarket Technology                        225,000(b)             4,369,500
American Axle &
 Mfg Holdings                                 326,600                5,976,780
ArvinMeritor                                   41,800                  723,558
BorgWarner                                     56,000                3,236,800
Lear                                          328,500(d)            10,167,075
Superior Inds Intl                            337,100(d)             6,650,983
Visteon                                       569,000(b)             4,574,760
                                                                --------------
Total                                                               35,699,456
------------------------------------------------------------------------------

AUTOMOBILES (0.7%)
Thor Inds                                      76,900                3,480,494
Winnebago Inds                                 88,000(d)             3,062,400
                                                                --------------
Total                                                                6,542,894
------------------------------------------------------------------------------

BEVERAGES (--%)
Boston Beer Cl A                                6,300(b)               227,178
------------------------------------------------------------------------------

BIOTECHNOLOGY (0.3%)
BioMarin Pharmaceutical                       124,300(b)             2,126,773
Savient Pharmaceuticals                        50,900(b)               594,003
                                                                --------------
Total                                                                2,720,776
------------------------------------------------------------------------------

CAPITAL MARKETS (0.3%)
Knight Capital Group Cl A                     134,800(b)             2,373,828
LaBranche & Co                                 16,300(b,d)             176,040
                                                                --------------
Total                                                                2,549,868
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                        SHARES                 VALUE(a)
CHEMICALS (2.2%)
Georgia Gulf                                   14,100           $      287,217
Landec                                        300,000(b)             2,874,000
Olin                                           24,800                  414,904
Pioneer Companies                              53,800(b)             1,453,138
PolyOne                                     1,003,300(b)             7,705,344
RPM Intl                                      231,000(d)             4,659,270
Sensient Technologies                          90,300                2,151,849
Spartech                                       66,500                1,989,680
                                                                --------------
Total                                                               21,535,402
------------------------------------------------------------------------------

COMMERCIAL BANKS (5.1%)
1st Source                                      5,600                  175,112
Bank of Hawaii                                 88,500                4,569,255
Boston Private
 Financial Holdings                           155,000                4,208,250
Cardinal Financial                             27,300                  271,635
Cathay General Bancorp                         68,536                2,354,897
Centennial Bank Holdings                       38,000(b)               362,140
Chemical Financial                             16,000                  522,560
Citizens Banking                               75,400                2,023,736
City Holding                                   23,100                  912,450
Columbia Banking System                         4,600                  154,698
Community Bank System                          20,600                  495,224
Cullen/Frost Bankers                           58,502                3,188,359
First BanCorp                                 101,600(c)             1,018,032
First Community Bancorp                        33,200                1,793,132
First Merchants                                12,200                  325,374
First Regional Bancorp                          6,400(b)               215,424
First Republic Bank                           147,000                5,897,641
Greater Bay Bancorp                            69,000                1,776,060
Greene County Bancshares                        6,500                  250,510
Hanmi Financial                                27,200                  593,776
Independent Bank                               40,186                  943,969
Mercantile Bank                                12,445                  475,897
Nara Bancorp                                   10,800                  219,024
Natl Penn Bancshares                           26,960                  548,097
Pacific Capital Bancorp                        63,700                2,075,983
Park Natl                                       3,500                  350,875
Preferred Bank                                  5,000                  284,850
Prosperity Bancshares                         142,507                4,832,412
Republic Bancorp                               23,997                  327,799
Sterling Bancshares                            52,300                  963,366

See accompanying notes to investments in securities.
------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT 13

COMMON STOCKS (CONTINUED)

ISSUER                                        SHARES                 VALUE(a)
COMMERCIAL BANKS (CONT.)
Sterling Financial                             26,200           $      879,010
Superior Bancorp                              262,537(b,d)           2,848,526
Susquehanna Bancshares                         80,700                2,232,162
UCBH Holdings                                  25,200                  424,872
Umpqua Holdings                                66,400                1,993,328
United Community Banks                         31,100                1,036,563
                                                                --------------
Total                                                               51,544,998
------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (5.1%)
ADESA                                         220,000                5,812,399
Brady Cl A                                    169,800                6,516,923
CBIZ                                           81,800(b)               572,600
Central Parking                               224,441                4,098,293
Ennis                                          67,100                1,530,551
FTI Consulting                                 65,000(b)             1,747,200
G&K Services Cl A                              51,000                2,019,090
IKON Office Solutions                         158,800                2,567,796
John H Harland                                 38,500                1,650,880
M&F Worldwide                                  13,800(b)               226,458
Navigant Consulting                           235,535(b)             4,486,942
Pike Electric                                 267,000(b)             4,189,230
Schawk                                        175,000                3,354,750
School Specialty                              150,000(b)             5,557,500
Spherion                                      151,900(b)             1,093,680
United Stationers                             102,000(b)             4,730,760
Viad                                           50,300                1,977,293
                                                                --------------
Total                                                               52,132,345
------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.5%)
3Com                                        2,546,000(b)            10,667,740
Anaren                                         54,800(b)             1,126,140
CommScope                                      58,000(b)             1,749,860
Oplink Communications                          34,500(b)               688,275
UTStarcom                                     113,400(b)             1,006,992
                                                                --------------
Total                                                               15,239,007
------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.8%)
Avid Technology                               152,000(b)             5,924,960
Diebold                                       166,300                7,649,800
Hutchinson Technology                         168,400(b)             4,012,972
Imation                                        14,400                  666,864
                                                                --------------
Total                                                               18,254,596
------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.7%)
Insituform Technologies
 Cl A                                         268,200(b)             6,898,104
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                        SHARES                 VALUE(a)
CONSUMER FINANCE (0.2%)
Advanta Cl B                                   43,100           $    1,966,222
------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Greif Cl A                                      3,600                  356,940
Myers Inds                                     47,300                  764,368
                                                                --------------
Total                                                                1,121,308
------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Audiovox Cl A                                  62,200(b)               861,470
------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.5%)
Corinthian Colleges                           400,000(b)             5,160,000
------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.5%)
Financial Federal                              29,700                  822,690
iShares Russell 2000
 Value Index Fund                             388,000(d)            30,904,200
iShares S&P SmallCap
 600 Value Index Fund                          39,800                2,999,328
                                                                --------------
Total                                                               34,726,218
------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
Alaska Communications
 Systems Group                                 30,800                  464,772
Broadwing                                      22,900(b)               346,477
CT Communications                              80,900                1,648,742
General Communication
 Cl A                                         417,000(b)             6,363,420
                                                                --------------
Total                                                                8,823,411
------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.6%)
Cleco                                          92,900                2,381,027
Idacorp                                         5,600                  223,944
ITC Holdings                                  140,000                5,495,000
MGE Energy                                     32,100                1,102,956
Reliant Energy                              1,040,000(b)            13,956,800
Sierra Pacific Resources                      123,500(b)             2,027,870
Unisource Energy                               28,000                1,028,440
                                                                --------------
Total                                                               26,216,037
------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.1%)
AMETEK                                        114,000                3,717,540
General Cable                                   6,700(b)               284,750
Regal-Beloit                                  206,500               10,558,345
Roper Inds                                     91,000                4,669,210
Thomas & Betts                                 24,800(b)             1,286,376
                                                                --------------
Total                                                               20,516,221
------------------------------------------------------------------------------

See accompanying notes to investments in securities.
------------------------------------------------------------------------------

14 RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT

COMMON STOCKS (CONTINUED)

ISSUER                                        SHARES                 VALUE(a)
ELECTRONIC EQUIPMENT & INSTRUMENTS (4.4%)
Agilysys                                       16,700           $      255,844
Anixter Intl                                   10,600(b)               621,372
Benchmark Electronics                         209,600(b)             5,091,184
Coherent                                      107,950(b)             3,487,865
CTS                                            35,900                  548,552
Insight Enterprises                            52,800(b)             1,061,280
Littelfuse                                    202,000(b)             6,318,560
LoJack                                        206,000(b)             3,127,080
Mercury Computer
 Systems                                      248,000(b)             3,243,840
Newport                                        73,400(b)             1,594,982
Plexus                                        168,200(b)             4,062,030
ScanSource                                     39,300(b)             1,199,436
SYNNEX                                         33,000(b)               749,430
Tech Data                                     150,000(b)             6,273,000
Technitrol                                     28,000                  769,440
TTM Technologies                               13,700(b)               172,757
Vishay Intertechnology                        437,700(b)             5,733,870
                                                                --------------
Total                                                               44,310,522
------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.0%)
Input/Output                                   52,500(b)               569,625
Oceaneering Intl                              140,000(b)             6,105,400
Oil States Intl                                63,400(b)             2,206,954
SEACOR Holdings                                 8,400(b)               791,028
Trico Marine Services                          14,900(b)               541,615
                                                                --------------
Total                                                               10,214,622
------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.7%)
Longs Drug Stores                              40,100                1,647,709
Pantry                                          5,300(b)               259,806
Performance Food Group                        152,600(b)             4,129,356
Topps                                          76,900                  675,182
                                                                --------------
Total                                                                6,712,053
------------------------------------------------------------------------------

FOOD PRODUCTS (1.4%)
Delta & Pine Land                             138,740                5,625,907
Fresh Del Monte Produce                       135,000(c)             2,027,700
Imperial Sugar                                 29,300(d)               675,072
J & J Snack Foods                             138,000                5,282,640
                                                                --------------
Total                                                               13,611,319
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                        SHARES                 VALUE(a)
GAS UTILITIES (0.9%)
Laclede Group                                  47,900           $    1,752,182
New Jersey Resources                          126,800                6,561,900
Piedmont Natural Gas                           16,100                  448,707
Southern Union                                     --                       11
                                                                --------------
Total                                                                8,762,800
------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.0%)
Advanced Medical Optics                       152,000(b)             5,321,520
Cooper Companies                               81,000                4,371,570
Greatbatch                                     18,000(b)               468,180
                                                                --------------
Total                                                               10,161,270
------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.0%)
AMERIGROUP                                     31,500(b)             1,076,985
AmSurg                                         21,500(b)               441,395
Genesis HealthCare                            160,936(b)             7,451,337
Magellan Health Services                       12,700(b)               558,546
Molina Healthcare                              34,400(b)             1,169,256
Option Care                                   246,155(d)             3,465,862
Owens & Minor                                  17,600                  546,128
United Surgical
 Partners Intl                                190,000(b)             4,835,500
                                                                --------------
Total                                                               19,545,009
------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.4%)
Bob Evans Farms                                25,100                  852,647
Great Wolf Resorts                             21,300(b)               274,770
Jack in the Box                                43,000(b)             2,644,070
Lodgian                                       516,248(b)             7,408,159
Pinnacle Entertainment                          7,900(b)               256,829
Ruby Tuesday                                   66,600                1,797,534
Speedway Motorsports                            9,800                  371,420
                                                                --------------
Total                                                               13,605,429
------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.5%)
Avatar Holdings                                18,900(b,d)           1,348,704
Champion Enterprises                          596,800(b)             5,580,080
Ethan Allen Interiors                          38,200                1,355,336
Furniture Brands Intl                          91,300                1,572,186
Helen of Troy                                 204,700(b,c)           4,837,061
Tarragon                                       40,200                  502,098
                                                                --------------
Total                                                               15,195,465
------------------------------------------------------------------------------

See accompanying notes to investments in securities.
------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT 15

COMMON STOCKS (CONTINUED)

ISSUER                                        SHARES                 VALUE(a)
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.6%)
Dynegy Cl A                                   837,000(b)        $    5,683,230
------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.4%)
Tredegar                                      211,000                4,196,790
------------------------------------------------------------------------------

INSURANCE (3.7%)
21st Century
 Insurance Group                              209,700                3,583,773
American Natl Insurance                        27,300                3,116,841
American Physicians
 Capital                                       49,050(b)             1,958,076
Commerce Group                                 68,800                2,099,088
Infinity Property
 & Casualty                                   126,000                5,688,900
LandAmerica
 Financial Group                               14,300                  873,873
Ohio Casualty                                  80,700                2,357,247
Presidential Life                              21,000                  470,190
Quanta Capital
 Holdings                                   1,317,600(b,c)           2,990,952
Selective Insurance
 Group                                         96,000                5,329,920
StanCorp Financial
 Group                                         98,534                4,474,429
Stewart Information
 Services                                      96,000                3,749,760
                                                                --------------
Total                                                               36,693,049
------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.1%)
FTD Group                                      57,000(b)               998,640
------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.4%)
Interwoven                                     55,400(b)               785,018
RealNetworks                                  154,900(b)             1,781,350
Vignette                                      111,100(b)             1,869,813
                                                                --------------
Total                                                                4,436,181
------------------------------------------------------------------------------

IT SERVICES (2.0%)
Ciber                                          60,200(b)               417,788
Forrester Research                             16,900(b)               475,228
Gartner                                       215,000(b)             4,145,200
MAXIMUS                                       200,800                5,875,408
MPS Group                                     121,300(b)             1,818,287
StarTek                                        28,400                  389,080
Sykes Enterprises                             101,400(b)             1,747,122
Unisys                                        695,000(b)             5,010,950
                                                                --------------
Total                                                               19,879,063
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                        SHARES                 VALUE(a)
LEISURE EQUIPMENT & PRODUCTS (1.7%)
Arctic Cat                                     39,000           $      645,840
Brunswick                                     156,000                5,049,720
Head                                          755,200(b,c)           2,794,240
K2                                            319,000(b)             4,312,880
Oakley                                         11,400                  209,988
RC2                                           101,300(b)             4,342,731
                                                                --------------
Total                                                               17,355,399
------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.2%)
Albany Molecular Research                      22,600(b)               250,860
Molecular Devices                              62,900(b)             1,327,819
                                                                --------------
Total                                                                1,578,679
------------------------------------------------------------------------------

MACHINERY (4.8%)
EnPro Inds                                     27,700(b)               966,176
Flowserve                                     120,900(b)             6,509,256
FreightCar America                              8,400                  462,840
Harsco                                        149,000               11,626,470
IDEX                                          131,500                6,305,425
Kaydon                                        199,700                7,978,015
Mueller Inds                                   56,600                1,930,060
Terex                                         143,100(b)             8,016,462
Watts Water
 Technologies Cl A                            113,000                4,704,190
                                                                --------------
Total                                                               48,498,894
------------------------------------------------------------------------------

MARINE (0.6%)
Kirby                                         156,900(b)             5,654,676
------------------------------------------------------------------------------

MEDIA (2.0%)
Belo Cl A                                      71,600                1,303,120
Carmike Cinemas                               106,000(d)             2,089,260
Central European Media
 Enterprises Series A                          96,000(b,c)           7,054,080
Lee Enterprises                                13,900                  401,710
Media General Cl A                             26,000                  960,700
Radio One Cl D                                243,000(b)             1,577,070
RCN                                             9,300(b)               279,558
Saga Communications                           146,000(b)             1,303,780
Valassis Communications                       326,100(b)             5,041,506
Westwood One                                   36,400                  239,876
                                                                --------------
Total                                                               20,250,660
------------------------------------------------------------------------------

METALS & MINING (3.6%)
AK Steel Holding                              822,800(b)            13,567,972
AM Castle & Co                                 50,700                1,344,564
Century Aluminum                              178,700(b)             7,621,555
Chaparral Steel                                 6,000                  279,000
Metal Management                               10,200                  373,830

See accompanying notes to investments in securities.
------------------------------------------------------------------------------

16 RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT

COMMON STOCKS (CONTINUED)

ISSUER                                        SHARES                 VALUE(a)
METALS & MINING (CONT.)
Quanex                                         40,350           $    1,497,389
Steel Dynamics                                 48,400                1,573,968
Stillwater Mining                             695,800(b)             9,643,788
                                                                --------------
Total                                                               35,902,066
------------------------------------------------------------------------------

MULTILINE RETAIL (2.1%)
99 Cents Only Stores                           46,700(b)               516,035
Big Lots                                       14,300(b)               319,033
Dillard's Cl A                                324,600               11,546,022
Dollar General                                392,100                6,093,234
Fred's                                        192,000                2,263,680
                                                                --------------
Total                                                               20,738,004
------------------------------------------------------------------------------

MULTI-UTILITIES (0.2%)
PNM Resources                                  76,600                2,351,620
------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.7%)
Callon Petroleum                               54,000(b)               871,020
Chesapeake Energy                             190,000                6,465,700
Encore Acquisition                            179,400(b)             4,872,504
EXCO Resources                                256,200(b)             3,761,016
Harvest Natural
 Resources                                    128,400(b)             1,316,100
Holly                                          10,200                  550,902
Penn Virginia                                   6,700                  505,113
Quicksilver Resources                         150,000(b,d)           6,346,500
St. Mary Land
 & Exploration                                 14,700                  589,176
Swift Energy                                   25,800(b)             1,318,638
Tsakos Energy Navigation                       93,000(c)             4,193,370
USEC                                          383,500                4,778,410
Western Refining                               36,000                1,019,520
                                                                --------------
Total                                                               36,587,969
------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.6%)
Neenah Paper                                  152,000                5,192,320
Schweitzer-Mauduit Intl                        12,900                  319,791
                                                                --------------
Total                                                                5,512,111
------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.2%)
NBTY                                           55,500(b)             2,017,425
------------------------------------------------------------------------------

PHARMACEUTICALS (0.5%)
Alpharma Cl A                                  64,100                1,403,790
Par Pharmaceutical
 Companies                                     96,000(b)             1,893,120
Sciele Pharma                                  78,200(b)             1,768,102
                                                                --------------
Total                                                                5,065,012
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                        SHARES                 VALUE(a)
REAL ESTATE INVESTMENT TRUSTS (REITS) (2.5%)
Arbor Realty Trust                             51,000           $    1,440,240
Ashford Hospitality Trust                      99,800                1,309,376
Capital Trust Cl A                              9,700                  432,426
Crescent Real Estate
 Equities                                      97,100                2,085,708
Deerfield Triarc Capital                      131,000                2,027,880
DiamondRock Hospitality                        35,100                  621,270
Extra Space Storage                            11,900                  219,198
FelCor Lodging Trust                          104,000                2,289,040
Highland Hospitality                          131,900                1,870,342
Innkeepers USA Trust                           85,000                1,360,000
Investors Real Estate Trust                    51,900                  527,304
Kite Realty Group Trust                        18,700                  354,178
LaSalle Hotel Properties                       51,700                2,279,970
Medical Properties Trust                       67,100                  996,435
Omega Healthcare                               40,100                  710,572
Parkway Properties                             15,600                  809,328
Ramco-Gershenson
 Properties Trust                              15,300                  565,794
Realty Income                                  29,800                  818,308
Redwood Trust                                  11,300                  646,473
Resource Capital                               20,000                  332,000
Spirit Finance                                160,700                1,962,147
Winston Hotels                                 57,200                  776,776
                                                                --------------
Total                                                               24,434,765
------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.3%)
Affordable Residential
 Communities LP                                23,600(b)               265,736
MI Developments Cl A                          323,500(c)            11,736,580
Wellsford Real Properties                     139,700                1,019,810
                                                                --------------
Total                                                               13,022,126
------------------------------------------------------------------------------

ROAD & RAIL (1.8%)
Covenant Transport Cl A                       114,100(b)             1,384,033
Landstar System                               135,000                6,080,400
Saia                                           62,200(b)             1,541,938
Swift Transportation                          198,200(b)             5,622,934
USA Truck                                     150,000(b)             2,890,500
                                                                --------------
Total                                                               17,519,805
------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.1%)
Advanced Energy Inds                          105,200(b)             1,812,596
Asyst Technologies                             32,700(b)               215,493
Cirrus Logic                                  155,500(b)             1,083,835
Integrated Silicon
 Solution                                     587,800(b)             3,656,116
MKS Instruments                                15,300(b)               318,393

See accompanying notes to investments in securities.
------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT 17

COMMON STOCKS (CONTINUED)

ISSUER                                        SHARES                 VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
Power Integrations                             52,000(b)        $    1,448,720
Semiconductor Mfg
 Intl ADR                                   1,746,800(b,c)          10,585,608
Spansion Cl A                                 736,100(b,d)          10,754,421
Zoran                                          38,100(b)               568,071
                                                                --------------
Total                                                               30,443,253
------------------------------------------------------------------------------

SOFTWARE (3.4%)
Business Objects ADR                          174,000(b,c)           6,754,680
Hyperion Solutions                            125,000(b)             4,595,000
Manhattan Associates                          202,500(b)             5,872,500
Mentor Graphics                               551,800(b)             9,330,938
MSC.Software                                  370,000(b)             5,564,800
TIBCO Software                                121,600(b)             1,132,096
Ulticom                                        33,700(b)               349,469
                                                                --------------
Total                                                               33,599,483
------------------------------------------------------------------------------

SPECIALTY RETAIL (1.1%)
Asbury Automotive Group                        46,000                1,082,840
Dress Barn                                     26,500(b)               641,830
Group 1 Automotive                             23,100                1,177,869
Haverty Furniture
 Companies                                     71,400                  995,316
Men's Wearhouse                               185,600                7,108,480
                                                                --------------
Total                                                               11,006,335
------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.1%)
Deckers Outdoor                                 5,500(b)               306,900
Kellwood                                       61,400                1,918,750
K-Swiss Cl A                                   57,600                1,912,896
UniFirst                                      145,000                6,017,500
Wolverine World Wide                           14,100                  409,746
                                                                --------------
Total                                                               10,565,792
------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.6%)
BankUnited Financial Cl A                      65,200                1,662,600
Corus Bankshares                               71,500(d)             1,602,315
Federal Agricultural
 Mtge Cl C                                     13,900                  362,651
FirstFed Financial                             34,500(b)             2,243,190
Fremont General                                98,500                1,675,485
ITLA Capital                                    6,800                  360,536
Ocwen Financial                                94,800(b)             1,426,740
TierOne                                        52,400                1,634,356
W Holding                                     745,000(c)             4,574,300
Willow Financial Bancorp                       35,100                  526,500
                                                                --------------
Total                                                               16,068,673
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                        SHARES                 VALUE(a)
TRADING COMPANIES & DISTRIBUTORS (0.4%)
Applied Industrial
 Technologies                                  59,100           $    1,681,986
BlueLinx Holdings                              64,300                  695,083
Huttig Building Products                      344,000(b)             1,792,240
                                                                --------------
Total                                                                4,169,309
------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (--%)
Sea Containers Cl A                           306,000(b,c)             164,475
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $820,057,369)                                            $  921,739,416
------------------------------------------------------------------------------

OTHER (0.3%)

ISSUER                                        SHARES                 VALUE(a)
Air France-KLM ADR
 Warrants                                     260,700(b,c,f)    $    2,489,685
------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $--)                                                     $    2,489,685
------------------------------------------------------------------------------

MONEY MARKET FUND (13.3%)(e)

                                              SHARES                 VALUE(a)
RiverSource Short-Term
 Cash Fund                                132,053,923(g)        $  132,053,923
------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $132,053,923)                                            $  132,053,923
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $952,111,292)(h)                                         $1,056,283,024
==============================================================================

See accompanying notes to investments in securities.
------------------------------------------------------------------------------

18 RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2006, the value of foreign securities represented 7.3% of net assets.

(d) At Nov. 30, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 6.8% of net assets. See
      Note 5 to the financial statements. 6.5% of net assets is the Fund's cash equivalent position.

(f)   Identifies issues considered to be illiquid as to their marketability
      (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's
      Board of Directors. Information concerning such security holdings at Nov. 30, 2006, is as follows:

      SECURITY                                ACQUISITION DATES             COST
      --------------------------------------------------------------------------
      Air France-KLM ADR                          05-05-04                   $--
        Warrants

(g)   Affiliated Money Market Fund - See Note 6 to the financial statements.

(h) At Nov. 30, 2006, the cost of securities for federal income tax purposes was approximately $952,111,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $144,192,000
      Unrealized depreciation                                       (40,020,000)
      -------------------------------------------------------------------------
      Net unrealized appreciation                                  $104,172,000
      -------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT 19

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOV. 30, 2006 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $820,057,369)                                     $  924,229,101
   Affiliated money market fund (identified cost $132,053,923) (Note 6)                        132,053,923
----------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $952,111,292)                               1,056,283,024
Cash in bank on demand deposit                                                                   2,007,250
Capital shares receivable                                                                          322,956
Dividends and accrued interest receivable                                                          784,269
Receivable for investment securities sold                                                       12,039,310
----------------------------------------------------------------------------------------------------------
Total assets                                                                                 1,071,436,809
----------------------------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                                             238,042
Payable for investment securities purchased                                                      8,346,103
Payable upon return of securities loaned (Note 5)                                               68,021,600
Accrued investment management services fee                                                          25,328
Accrued distribution fee                                                                           210,310
Accrued service fee                                                                                      1
Accrued transfer agency fee                                                                            893
Accrued administrative services fee                                                                  2,105
Other accrued expenses                                                                             272,998
----------------------------------------------------------------------------------------------------------
Total liabilities                                                                               77,117,380
----------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                          $  994,319,429
==========================================================================================================
REPRESENTED BY
Capital stock - $.01 par value (Note 1)                                                     $    1,395,692
Additional paid-in capital                                                                     709,398,588
Net operating loss                                                                                (881,850)
Accumulated net realized gain (loss)                                                           180,235,267
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                          104,171,732
----------------------------------------------------------------------------------------------------------
Total - representing net assets applicable to outstanding capital stock                     $  994,319,429
==========================================================================================================
Net assets applicable to outstanding shares:             Class A                            $  683,180,682
                                                         Class B                            $  266,089,799
                                                         Class C                            $   18,500,692
                                                         Class I                            $   26,284,506
                                                         Class Y                            $      263,750
Net asset value per share of outstanding capital stock:  Class A shares     94,973,321      $         7.19
                                                         Class B shares     38,300,751      $         6.95
                                                         Class C shares      2,658,103      $         6.96
                                                         Class I shares      3,600,603      $         7.30
                                                         Class Y shares         36,395      $         7.25
----------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 5)                                            $   66,115,019
----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

20 RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS

SIX MONTHS ENDED NOV. 30, 2006 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends                                                                                 $ 4,713,768
Interest                                                                                      368,483
Income distributions from affiliated money market fund (Note 6)                             1,360,737
Fee income from securities lending (Note 5)                                                   289,672
  Less foreign taxes withheld                                                                 (41,689)
-----------------------------------------------------------------------------------------------------
Total income                                                                                6,690,971
-----------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                          4,552,921
Distribution fee
  Class A                                                                                     831,049
  Class B                                                                                   1,332,982
  Class C                                                                                      91,156
Transfer agency fee                                                                         1,056,782
Incremental transfer agency fee
  Class A                                                                                      74,482
  Class B                                                                                      52,535
  Class C                                                                                       3,324
Service fee - Class Y                                                                             115
Administrative services fees and expenses                                                     376,390
Compensation of board members                                                                  10,563
Custodian fees                                                                                142,400
Printing and postage                                                                          215,500
Registration fees                                                                              15,213
Audit fees                                                                                     11,000
Other                                                                                          53,668
-----------------------------------------------------------------------------------------------------
Total expenses                                                                              8,820,080
  Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)           (894,969)
-----------------------------------------------------------------------------------------------------
                                                                                            7,925,111
  Earnings and bank fee credits on cash balances (Note 2)                                     (24,966)
-----------------------------------------------------------------------------------------------------
Total net expenses                                                                          7,900,145
-----------------------------------------------------------------------------------------------------
Investment income (loss) - net                                                             (1,209,174)
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
  Security transactions (Note 3)                                                           56,577,755
  Payment from affiliate (Note 2)                                                               7,082
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                    56,584,837
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                       16,696,913
-----------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                      73,281,750
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                           $72,072,576
=====================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT 21

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           NOV. 30, 2006        MAY 31, 2006
                                                                          SIX MONTHS ENDED       YEAR ENDED
                                                                            (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) - net                                             $   (1,209,174)     $   (3,479,367)
Net realized gain (loss) on investments                                        56,584,837         181,873,373
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies           16,696,913             988,040
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                72,072,576         179,382,046
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain
    Class A                                                                            --        (103,826,567)
    Class B                                                                            --         (47,166,712)
    Class C                                                                            --          (3,028,269)
    Class I                                                                            --          (1,951,325)
    Class Y                                                                            --             (30,726)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                                    --        (156,003,599)
-------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
    Class A shares (Note 2)                                                    48,044,282          90,698,108
    Class B shares                                                              8,383,496          21,317,454
    Class C shares                                                                756,304           1,913,051
    Class I shares                                                             11,907,369           5,429,061
    Class Y shares                                                                 38,100              48,247
Reinvestment of distributions at net asset value
    Class A shares                                                                     --         102,571,027
    Class B shares                                                                     --          46,381,202
    Class C shares                                                                     --           2,943,852
    Class I shares                                                                     --           1,949,775
    Class Y shares                                                                     --              28,649
Payments for redemptions
    Class A shares                                                           (100,665,823)       (271,291,018)
    Class B shares (Note 2)                                                   (55,558,195)       (126,473,240)
    Class C shares (Note 2)                                                    (2,799,908)         (7,351,736)
    Class I shares                                                               (550,898)         (3,928,203)
    Class Y shares                                                                (36,056)            (77,909)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions             (90,481,329)       (135,841,680)
-------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                       (18,408,753)       (112,463,233)
Net assets at beginning of period                                           1,012,728,182       1,125,191,415
-------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                $  994,319,429      $1,012,728,182
=============================================================================================================
Undistributed net investment income (loss)                                 $     (881,850)     $      327,324
-------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

22 RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

(Unaudited as to Nov. 30, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in small cap companies with market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000 Value Index.

The Fund offers Class A, Class B, Class C, and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006. The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

At Nov. 30, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 2.64% of the funds net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


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RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT 23

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Nov. 30, 2006, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Nov. 30, 2006 was $2,489,685 representing 0.25% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised.


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24 RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT

The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.


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RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT 25

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund


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26 RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT
are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.87% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $22,733 for the six months ended Nov. 30, 2006.

The Investment Manager has Subadvisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc., Donald Smith & Co., Inc., Franklin Portfolio Associates LLC and Metropolitan West Capital Management, LLC. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.


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RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT 27

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $18,443 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include: Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund will pay the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets for this service attributable to Class R4 shares.

Class I currently pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this agreement was terminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.


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28 RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Under the current Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $457,360 for Class A, $125,026 for Class B and $844 for Class C for the six months ended Nov. 30, 2006.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds) in which it invests. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred by the Fund will vary.

For the six months ended Nov. 30, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.42% for Class A, 2.19% for Class B, 2.19% for Class C, 1.07% for Class I and 1.25% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $481,744, $189,157, $12,668 and $145, respectively, and the management fees waived at the Fund level were $211,255. In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board (excluding certain expenses such as indirect operating expenses of underlying funds in which the Fund invests), such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.41% for Class A, 2.18% for Class B, 2.18% for Class C, 1.06% for Class I and 1.24% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2006, the Fund's custodian and transfer agency fees were reduced by $24,966 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.


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RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT 29

In addition, the Fund received a one time payment of $7,082 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short term obligations) aggregated $337,525,892 and $455,043,385, respectively, for the six months ended Nov. 30, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                SIX MONTHS ENDED NOV. 30, 2006
                             CLASS A         CLASS B        CLASS C        CLASS I         CLASS Y
--------------------------------------------------------------------------------------------------
Sold                         7,325,849      1,296,772        117,364      1,818,846          5,396
Issued for reinvested
 distributions                      --             --             --             --             --
Redeemed                   (15,091,252)    (8,750,022)      (433,448)       (78,857)        (5,298)
--------------------------------------------------------------------------------------------------
Net increase (decrease)     (7,765,403)    (7,453,250)      (316,084)     1,739,989             98
--------------------------------------------------------------------------------------------------

                                                    YEAR ENDED MAY 31, 2006
                             CLASS A         CLASS B        CLASS C        CLASS I         CLASS Y
--------------------------------------------------------------------------------------------------
Sold                        13,233,824      3,199,631        286,641        782,772          7,048
Issued for reinvested
 distributions              16,543,667      7,730,254        489,821        310,474          4,591
Redeemed                   (39,799,868)   (19,064,456)    (1,109,011)      (617,306)       (11,086)
--------------------------------------------------------------------------------------------------
Net increase (decrease)    (10,022,377)    (8,134,571)      (332,549)       475,940            553
--------------------------------------------------------------------------------------------------

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30 RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The investment manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program and pursuant to guidelines adopted by and under the oversight of the Board. At Nov. 30, 2006, securities valued at $66,115,019 were on loan to brokers. For collateral, the Fund received $68,021,600 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $289,672 for the six months ended Nov. 30, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2006.


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RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT 31

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to our motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Discovery is currently set to end in March 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties


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32 RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT
ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


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RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT 33

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                   2006(h)           2006          2005          2004          2003
Net asset value, beginning of period         $  6.67          $  6.62       $  6.62       $  5.04       $  5.79
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      --             (.01)         (.02)         (.03)         (.03)
Net gains (losses) (both realized
 and unrealized)                                 .52             1.10           .85          1.61          (.69)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                 .52             1.09           .83          1.58          (.72)
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                 --            (1.04)         (.83)           --          (.03)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $  7.19          $  6.67       $  6.62       $  6.62       $  5.04
---------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)      $   683          $   685       $   747       $   656       $   434
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b),(c)                        1.42%(d),(e)     1.49%         1.51%         1.51%         1.60%(d)
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                    (.03%)(e)        (.09%)        (.24%)        (.50%)        (.63%)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                37%              77%           70%           97%           50%
---------------------------------------------------------------------------------------------------------------
Total return(f)                                 7.80%(g)        17.63%        12.30%        31.35%       (12.45%)
---------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.60% for the six months ended Nov. 30, 2006 and 1.72% for the year ended May 31, 2003.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Nov. 30, 2006 (Unaudited).

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34 RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                   2006(h)            2006          2005          2004          2003
Net asset value, beginning of period         $  6.46           $  6.45       $  6.50       $  4.97       $  5.75
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    (.03)             (.06)         (.06)         (.07)         (.06)
Net gains (losses) (both realized
 and unrealized)                                 .52              1.11           .84          1.60          (.69)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                 .49              1.05           .78          1.53          (.75)
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                 --             (1.04)         (.83)           --          (.03)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $  6.95           $  6.46       $  6.45       $  6.50       $  4.97
----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)      $   266           $   296       $   348       $   349       $   255
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b),(c)                        2.19%(d),(e)      2.25%         2.28%         2.27%         2.36%(d)
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                    (.80%)(e)         (.82%)        (.99%)       (1.25%)       (1.38%)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                37%               77%           70%           97%           50%
----------------------------------------------------------------------------------------------------------------
Total return(f)                                 7.59%(g)         17.49%        11.72%        30.78%       (13.06%)
----------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.37% for the six months ended Nov. 30, 2006 and 2.48% for the year ended May 31, 2003.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Nov. 30, 2006 (Unaudited).

------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT 35

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                   2006(h)            2006          2005          2004          2003
Net asset value, beginning of period         $  6.48           $  6.47       $  6.52       $  4.99       $  5.76
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    (.03)             (.05)         (.07)         (.07)         (.06)
Net gains (losses) (both realized
 and unrealized)                                 .51              1.10           .85          1.60          (.68)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                 .48              1.05           .78          1.53          (.74)
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                 --             (1.04)         (.83)           --          (.03)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $  6.96           $  6.48       $  6.47       $  6.52       $  4.99
----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)      $    19           $    19       $    21       $    21       $    16
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b),(c)                        2.19%(d),(e)      2.25%         2.28%         2.27%         2.36%(d)
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                    (.80%)(e)         (.82%)        (.99%)       (1.25%)       (1.38%)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                37%               77%           70%           97%           50%
----------------------------------------------------------------------------------------------------------------
Total return(f)                                 7.41%(g)         17.46%        11.70%        30.66%       (12.86%)
----------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.37% for the six months ended Nov. 30, 2006 and 2.48% for the year ended May 31, 2003.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Nov. 30, 2006 (Unaudited).

------------------------------------------------------------------------------

36 RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                  2006(i)          2006         2005        2004(b)
Net asset value, beginning of period         $ 6.75          $ 6.68       $ 6.65       $ 6.89
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    .01             .02           --         (.01)
Net gains (losses) (both realized
 and unrealized)                                .54            1.09          .86         (.23)
---------------------------------------------------------------------------------------------
Total from investment operations                .55            1.11          .86         (.24)
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                --           (1.04)        (.83)          --
---------------------------------------------------------------------------------------------
Net asset value, end of period               $ 7.30          $ 6.75       $ 6.68       $ 6.65
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)      $   26          $   13       $    9       $    4
---------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d)                       1.07%(e),(f)    1.00%        1.02%        1.02%(f)
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                    .35%(f)         .38%         .25%        (.04%)(f)
---------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)               37%             77%          70%          97%
---------------------------------------------------------------------------------------------
Total return(g)                                8.15%(h)       17.76%       12.74%       (3.48%)(h)
---------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.12% for the six months ended Nov. 30, 2006.

(f)   Adjusted to an annual basis.

(g)   Total return does not reflect payment of a sales charge.

(h)   Not annualized.

(i)   Six months ended Nov. 30, 2006 (Unaudited).

------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT 37

CLASS Y*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                  2006(h)            2006          2005          2004          2003
Net asset value, beginning of period        $  6.71           $  6.66       $  6.65       $  5.06       $  5.79
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    .01               .01          (.01)         (.02)         (.02)
Net gains (losses)
 (both realized and unrealized)                 .53              1.08           .85          1.61          (.68)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                .54              1.09           .84          1.59          (.70)
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                --             (1.04)         (.83)           --          (.03)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $  7.25           $  6.71       $  6.66       $  6.65       $  5.06
---------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)     $    --           $    --       $    --       $    --       $    --
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b),(c)                       1.25%(d),(e)      1.30%         1.34%         1.34%         1.40%(d)
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                    .15%(e)           .09%         (.07%)        (.33%)        (.46%)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)               37%               77%           70%           97%           50%
---------------------------------------------------------------------------------------------------------------
Total return(f)                                8.05%(g)         17.52%        12.42%        31.42%       (12.10%)
---------------------------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.42% for the six months ended Nov. 30, 2006 and 1.54% for the year ended May 31, 2003.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Nov. 30, 2006 (Unaudited).

------------------------------------------------------------------------------

38 RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses, which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the underlying funds in which it invests. The Fund's estimated indirect expense from investing in the underlying funds is based on the Fund's pro rata portion of the cumulative expenses charged by the underlying funds in which it invests using the underlying funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT 39

                                 BEGINNING           ENDING        DIRECT EXPENSES    DIRECT AND INDIRECT
                               ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING         EXPENSES PAID
                                JUNE 1, 2006      NOV. 30, 2006     THE PERIOD(a)    DURING THE PERIOD(b)
Class A
  Actual(c)                        $1,000           $1,078.00           $ 7.40               $ 7.45
  Hypothetical (5% return
  before expenses)                 $1,000           $1,017.95           $ 7.18               $ 7.23
Class B
  Actual(c)                        $1,000           $1,075.90           $11.40               $11.45
  Hypothetical (5% return
  before expenses)                 $1,000           $1,014.09           $11.06               $11.11
Class C
  Actual(c)                        $1,000           $1,074.10           $11.39               $11.44
  Hypothetical (5% return
  before expenses)                 $1,000           $1,014.09           $11.06               $11.11
Class I
  Actual(c)                        $1,000           $1,081.50           $ 5.58               $ 5.64
  Hypothetical (5% return
  before expenses)                 $1,000           $1,019.70           $ 5.42               $ 5.47
Class Y
  Actual(c)                        $1,000           $1,080.50           $ 6.52(d)            $ 6.57(d)
  Hypothetical (5% return
  before expenses)                 $1,000           $1,018.80           $ 6.33(d)            $ 6.38(d)

------------------------------------------------------------------------------

40 RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT

ANNUALIZED EXPENSE RATIOS

                                              ACQUIRED FUND
                     FUND'S ANNUALIZED      (UNDERLYING FUND)         NET FUND
                       EXPENSE RATIO       FEES AND EXPENSES(b)       EXPENSES
Class A                    1.42%                   .01%                 1.43%
Class B                    2.19%                   .01%                 2.20%
Class C                    2.19%                   .01%                 2.20%
Class I                    1.07%                   .01%                 1.08%
Class Y                    1.25%                   .01%                 1.26%

(a) Expenses are equal to the Fund's annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b) Expenses are equal to the Fund's annualized expense ratio for each class plus the "Acquired fund (underlying fund) fees and expenses," multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(c)   Based on the actual return for the six months ended Nov. 30, 2006:
      +7.80% for Class A, +7.59% for Class B, +7.41% for Class C, +8.15% for
      Class I and +8.05% for Class Y.

(d) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May
      31, 2007, unless sooner terminated at the discretion of the Fund's
      Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.24% for Class R4. Any amounts waived will not be reimbursed by the Fund. These changes are effective
      Dec. 11, 2006. If these changes had been in place for the six-month period ended Nov. 30, 2006, the actual and hypothetical expenses paid for Class Y would have been the same as those presented in the table above.

------------------------------------------------------------------------------

RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT 41

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

42 RIVERSOURCE SMALL CAP VALUE FUND - 2006 SEMIANNUAL REPORT

RIVERSOURCE(SM) SMALL CAP VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

RIVERSOURCE [LOGO](SM)  This report must be accompanied or preceded by the
      INVESTMENTS       Fund's current prospectus. RiverSource(SM) mutual
                        funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members
                        NASD, and managed by RiverSource Investments, LLC.
                        These companies are part of Ameriprise Financial, Inc.

                                                               S-6250 G (1/07)

   Semiannual Report

                                                       RIVERSOURCE [LOGO](SM)
                                                             INVESTMENTS

   RIVERSOURCE(SM)
   VALUE FUND

   SEMIANNUAL REPORT FOR
   THE PERIOD ENDED
   NOV. 30, 2006

>  RIVERSOURCE VALUE FUND SEEKS
   TO PROVIDE SHAREHOLDERS WITH
   LONG-TERM CAPITAL GROWTH.
   INCOME IS A SECONDARY
   OBJECTIVE.

TABLE OF CONTENTS

Fund Snapshot ..........................................................    3

Performance Summary ....................................................    5

Questions & Answers with Portfolio Management ..........................    7

Investments in Securities ..............................................    9

Financial Statements ...................................................   12

Notes to Financial Statements ..........................................   15

Fund Expenses Example ..................................................   30

Proxy Voting ...........................................................   32

                                    [LOGO]
                                 DALBAR RATED
                                     2006
                               FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


------------------------------------------------------------------------------

2 RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT

FUND SNAPSHOT AT NOV. 30, 2006

FUND OVERVIEW

RiverSource Value Fund invests in undervalued, large-cap stocks that demonstrate improving business fundamentals. Using fundamental analysis, the Fund looks for potential catalysts that may lead to improvement and appreciation in a company's stock price. The Fund's experienced and dedicated investment team employs a consistent value style and disciplined process to support long-term growth of capital.

SECTOR BREAKDOWN*

Percentage of portfolio assets

Financials                                18.1%
Consumer Staples                          16.6%
Health Care                               13.5%
Industrials                               10.9%                    [PIE CHART]
Energy                                    10.0%
Utilities                                  6.6%
Other(1)                                  24.3%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Materials 5.7%, Consumer Discretionary 5.1%, Telecommunication
      Services 4.4%, Information Technology 2.8% and Cash & Cash
      Equivalents(2) 6.3%.

(2) Of the 6.3%, 3.3% is due to security lending activity and 3.0% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Exxon Mobil                                6.1%
Procter & Gamble                           4.0%
Citigroup                                  3.2%
AT&T                                       2.7%
General Electric                           2.7%
Kraft Foods Cl A                           2.4%
Novartis ADR                               2.2%
American Intl Group                        1.9%
Schlumberger                               1.8%
Wyeth                                      1.8%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


------------------------------------------------------------------------------

RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT 3

FUND SNAPSHOT AT NOV. 30, 2006

STYLE MATRIX

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
  X                   LARGE
                      MEDIUM   SIZE
                      SMALL

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

LORD, ABBETT & CO. LLC

                                                             YEARS IN INDUSTRY
Eli Salzmann                                                          20
Sholom Dinsky, CFA                                                    39
Kenneth Fuller                                                        31

FUND FACTS

                                            TICKER SYMBOL      INCEPTION DATE
Class A                                         AVLAX               6/18/01
Class B                                         AVFBX               6/18/01
Class C                                         AVUCX               6/18/01
Class I                                         AUEIX                3/4/04
Class Y                                            --               6/18/01

Total net assets                                            $ 400.3 million

Number of holdings                                                      101


------------------------------------------------------------------------------

4 RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

                 For the six-month period ended Nov. 30, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Value Fund Class A (excluding sales charge)           +8.52%
Russell 1000(R) Value Index(1) (unmanaged)                       +12.92%
Lipper Large-Cap Value Funds Index(2)                            +10.92%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT 5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT NOV. 30, 2006

                                                                          SINCE
Without sales charge          6 MONTHS*    1 YEAR   3 YEARS   5 YEARS   INCEPTION
Class A (inception 6/18/01)     +8.52%    +15.73%   +11.94%    +7.45%     +5.94%
Class B (inception 6/18/01)     +8.17%    +14.88%   +11.15%    +6.64%     +5.17%
Class C (inception 6/18/01)     +8.35%    +15.05%   +11.19%    +6.67%     +5.23%
Class I (inception 3/4/04)      +8.82%    +16.30%      N/A       N/A      +9.47%
Class Y (inception 6/18/01)     +8.86%    +15.98%   +12.24%    +7.66%     +6.13%
With sales charge
Class A (inception 6/18/01)     +2.29%     +9.07%    +9.76%    +6.18%     +4.80%
Class B (inception 6/18/01)     +3.17%     +9.88%   +10.06%    +6.33%     +5.02%
Class C (inception 6/18/01)     +7.35%    +14.05%   +11.19%    +6.67%     +5.23%

AT DEC. 31, 2006

                                                                          SINCE
Without sales charge          6 MONTHS*    1 YEAR   3 YEARS   5 YEARS   INCEPTION
Class A (inception 6/18/01)    +11.95%    +17.65%   +10.60%    +7.52%     +6.30%
Class B (inception 6/18/01)    +11.70%    +16.63%    +9.81%    +6.71%     +5.51%
Class C (inception 6/18/01)    +11.53%    +16.66%    +9.73%    +6.71%     +5.56%
Class I (inception 3/4/04)     +12.13%    +18.04%      N/A       N/A     +10.05%
Class Y (inception 6/18/01)    +12.13%    +17.83%   +10.80%    +7.70%     +6.46%
With sales charge
Class A (inception 6/18/01)     +5.51%    +10.89%    +8.44%    +6.25%     +5.17%
Class B (inception 6/18/01)     +6.70%    +11.63%    +8.69%    +6.40%     +5.37%
Class C (inception 6/18/01)    +10.54%    +15.66%    +9.73%    +6.71%     +5.56%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class Y shares. These share classes are available to institutional investors only.

*     Not annualized


------------------------------------------------------------------------------

6 RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RiverSource(SM) Value Fund rose 8.52% for the six months ended Nov. 30, 2006 (Class A shares, excluding sales charges), underperforming the Fund's benchmark, the Russell 1000(R) Value Index (Russell Index), which advanced 12.92% for the period. The Fund also underperformed its peer group, as represented by the Lipper Large-Cap Value Funds Index, which was up 10.92% for the period.

Lord, Abbett & Co. LLC (Lord Abbett), an independent money management firm, manages the portfolio of RiverSource Value Fund. The Fund seeks long-term capital growth as a primary objective and income as a secondary objective by investing in undervalued stocks of large companies. Below, Lord Abbett discusses the Fund's results and positioning for the semiannual period.

The specific stocks mentioned are for illustrative purposes only and are not a complete list of stocks that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

Q:    What factors affected performance for this period?

A: Stock selection within the health care sector was the largest detractor from performance during the six-month period. Boston Scientific's stock price declined as uncertainty rose following the company's recall of nearly 23,000 pacemakers and defibrillators. The Fund's overweight in the materials sector relative to the Russell Index, together with the underperformance of gold stock Newmont Mining, detracted from performance. Similarly, the Fund's overweight in the producer durables industry hurt performance, including farm and construction machinery manufacturer Caterpillar, which declined as a result of weaker factory activity in the mid-Atlantic region of the U.S.

      Stock selection within the information technology sector contributed most to performance as Raytheon, an aerospace and defense business, reported impressive third quarter profits resulting primarily from increased sales of aircraft and battle operations systems. In addition, stock selection within the utilities sector


------------------------------------------------------------------------------

RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT 7

QUESTIONS & ANSWERS

      contributed positively to performance, as Comcast reported a surprisingly strong profit increase for the second and third quarters of 2006, exceeding the expectations of analysts. Profits were fueled by the company's acquisition of Adelphia Communications, a bankrupt cable operator. The acquisition was completed in July 2006.

Q:    What changes did you make to the portfolio during the period?

A: During the six-month period, we increased the Fund's exposure to the utilities sector as it has great potential for growth. We also added selectively to financial services within the financials sector. We reduced exposure to health care, but remain significantly overweight relative to the Russell Index. We believe large pharmaceutical companies will become increasingly focused on cost-cutting measures and may potentially see the ultimate benefits of consolidation.
      We also decreased the Fund's weighting in the producer durables industry to take some profits.

Q:    How are you positioning the Fund going forward?

A: The recent decline in oil prices from their highs is a marked reversal from the prior upward spiral and has challenged the view that prices can only move higher. The Fund's portfolio continues to remain underweight in energy relative to the Russell Index, reflecting our view that the price of oil and the shares of many oil companies are well above normal. The Fund remains overweight in the health care sector. Current earnings are well below normalized earnings in many large pharmaceutical companies, and, in our view, the stocks reflect only the depressed levels of current earnings. They do not reflect the roll out over the next three years of new drug therapies that are winding their way through company pipelines and FDA approval. In 2006, many health care companies reached historically low valuation levels, and we continue to build positions as opportunities arise.

      We believe our research continues to uncover significant value in many high quality companies that are selling near or below market multiples at a time when the fundamentals are very bright. This has led us to continue to build the Fund's weightings in Proctor & Gamble and selective beverage and food companies. Money for these purchases has come from a reduction of the Fund's exposure to more cyclical sectors where share prices have followed a sharp rise in earnings in recent years, such as the agricultural industry. Based on present prices and the fundamentals, we expect a continuation of these directions.


------------------------------------------------------------------------------

8 RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

NOV. 30, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (96.2%)

ISSUER                                             SHARES             VALUE(a)
AEROSPACE & DEFENSE (3.2%)
General Dynamics                                    50,446      $    3,775,379
KBR                                                 14,200(b)          314,388
Lockheed Martin                                     16,600           1,501,470
Raytheon                                           115,937           5,917,424
Rockwell Collins                                    20,000           1,206,600
                                                                --------------
Total                                                               12,715,261
------------------------------------------------------------------------------

AUTOMOBILES (0.4%)
Honda Motor ADR                                     45,200(c)        1,595,108
------------------------------------------------------------------------------

BEVERAGES (4.5%)
Anheuser-Busch Companies                            34,100           1,620,091
Coca-Cola                                           63,800           2,987,754
Coca-Cola Enterprises                              106,837           2,184,817
Diageo ADR                                          76,049(c)        5,877,827
PepsiCo                                             85,000           5,267,450
                                                                --------------
Total                                                               17,937,939
------------------------------------------------------------------------------

BIOTECHNOLOGY (0.4%)
MedImmune                                           55,084(b)        1,800,696
------------------------------------------------------------------------------

CAPITAL MARKETS (1.2%)
Bank of New York                                    92,240           3,278,210
Mellon Financial                                    33,257           1,337,929
                                                                --------------
Total                                                                4,616,139
------------------------------------------------------------------------------

CHEMICALS (1.9%)
Dow Chemical                                        23,000             920,230
Monsanto                                            85,478           4,108,927
Praxair                                             42,500           2,652,000
                                                                --------------
Total                                                                7,681,157
------------------------------------------------------------------------------

COMMERCIAL BANKS (2.7%)
Fifth Third Bancorp                                 20,800             820,144
Marshall & Ilsley                                   46,340           2,121,909
Mitsubishi UFJ Financial Group ADR                 113,439(c)        1,445,213
SunTrust Banks                                      53,000           4,327,449
US Bancorp                                          67,300           2,263,972
                                                                --------------
Total                                                               10,978,687
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                             SHARES             VALUE(a)
COMMERCIAL SERVICES & SUPPLIES (1.6%)
Waste Management                                   173,214      $    6,341,365
------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.0%)
Hewlett-Packard                                     91,200           3,598,753
Intl Business Machines                              10,619             976,098
Sun Microsystems                                   625,789(b)        3,391,776
                                                                --------------
Total                                                                7,966,627
------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.4%)
Fluor                                               18,944           1,649,644
------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (6.7%)
Bank of America                                    136,019           7,324,623
Citigroup                                          267,600          13,270,284
JPMorgan Chase & Co                                137,896           6,381,827
                                                                --------------
Total                                                               26,976,734
------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (4.5%)
AT&T                                               321,480          10,901,387
BellSouth                                           98,400           4,387,656
Verizon Communications                              75,300           2,630,982
                                                                --------------
Total                                                               17,920,025
------------------------------------------------------------------------------

ELECTRIC UTILITIES (3.0%)
FPL Group                                           86,877           4,630,543
PPL                                                 89,385           3,249,145
Southern                                           108,998           3,951,178
                                                                --------------
Total                                                               11,830,866
------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.0%)
Emerson Electric                                    48,200           4,178,940
------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.9%)
Schlumberger                                       110,536           7,569,505
------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.3%)
CVS                                                 44,000           1,265,880
Kroger                                             279,554(d)        5,999,229
Wal-Mart Stores                                     42,090           1,940,349
                                                                --------------
Total                                                                9,205,458
------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT 9

COMMON STOCKS (CONTINUED)

ISSUER                                             SHARES             VALUE(a)
FOOD PRODUCTS (4.1%)
Campbell Soup                                      133,272      $    5,073,665
Kellogg                                             31,751           1,580,565
Kraft Foods Cl A                                   275,651           9,661,567
                                                                --------------
Total                                                               16,315,797
------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.8%)
Baxter Intl                                        131,989           5,905,187
Boston Scientific                                  330,908(b)        5,234,965
                                                                --------------
Total                                                               11,140,152
------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.2%)
Medco Health Solutions                              15,900(b)          798,339
------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (6.1%)
Clorox                                              61,721(d)        3,950,144
Kimberly-Clark                                      60,100           3,994,847
Procter & Gamble                                   264,880          16,631,815
                                                                --------------
Total                                                               24,576,806
------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.7%)
General Electric                                   308,922          10,898,768
------------------------------------------------------------------------------

INSURANCE (5.0%)
ACE                                                 47,900(c)        2,722,636
Allstate                                            31,200           1,980,576
American Intl Group                                111,506           7,841,102
Lincoln Natl                                        24,900           1,583,391
MBIA                                                25,700           1,790,005
MetLife                                             28,000           1,644,440
XL Capital Cl A                                     33,900(c)        2,410,968
                                                                --------------
Total                                                               19,973,118
------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.3%)
IAC/InterActiveCorp                                138,300(b)        5,046,567
------------------------------------------------------------------------------

IT SERVICES (0.9%)
Automatic Data Processing                           77,381           3,732,086
------------------------------------------------------------------------------

MACHINERY (1.7%)
Caterpillar                                         23,795           1,476,004
Eaton                                               26,415           2,036,068
Illinois Tool Works                                 24,500           1,156,400
Parker Hannifin                                     24,298           2,028,397
                                                                --------------
Total                                                                6,696,869
------------------------------------------------------------------------------

MEDIA (3.1%)
Comcast Special Cl A                               176,600(b)        7,113,448
Gannett                                             26,700           1,589,184

COMMON STOCKS (CONTINUED)

ISSUER                                             SHARES             VALUE(a)
MEDIA (CONT.)
Idearc                                               3,765(b)   $      103,688
News Corp Cl B                                      76,660           1,650,490
Time Warner                                         94,400           1,901,216
                                                                --------------
Total                                                               12,358,026
------------------------------------------------------------------------------

METALS & MINING (2.8%)
Barrick Gold                                       227,253(c,d)      7,144,834
Newmont Mining                                      87,800           4,118,698
                                                                --------------
Total                                                               11,263,532
------------------------------------------------------------------------------

MULTILINE RETAIL (0.5%)
Federated Department Stores                         45,400           1,910,886
------------------------------------------------------------------------------

MULTI-UTILITIES (3.8%)
Ameren                                              42,100           2,303,291
Consolidated Edison                                 45,800           2,208,476
Dominion Resources                                  37,200           3,003,528
Duke Energy                                         58,990           1,871,163
PG&E                                               129,792           5,961,346
                                                                --------------
Total                                                               15,347,804
------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (8.4%)
Chesapeake Energy                                   25,600             871,168
Chevron                                             49,200           3,558,144
Devon Energy                                        28,000           2,054,360
El Paso                                             92,451           1,349,785
Exxon Mobil                                        326,680          25,092,290
Williams Companies                                  27,900             774,504
                                                                --------------
Total                                                               33,700,251
------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.2%)
Intl Paper                                         142,467           4,715,658
------------------------------------------------------------------------------

PHARMACEUTICALS (10.4%)
Abbott Laboratories                                 60,650           2,829,929
AstraZeneca ADR                                     43,066(c)        2,493,091
Bristol-Myers Squibb                               121,164           3,008,502
GlaxoSmithKline ADR                                    200(c)           10,626
Johnson & Johnson                                   41,900           2,761,629
Merck & Co                                          90,300           4,019,253
Novartis ADR                                       153,300(c)        8,954,254
Pfizer                                             171,909           4,725,778
Schering-Plough                                    107,797           2,372,612
Teva Pharmaceutical Inds ADR                        92,661(c)        2,970,712
Wyeth                                              155,100           7,488,228
                                                                --------------
Total                                                               41,634,614
------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

10 RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT

COMMON STOCKS (CONTINUED)

ISSUER                                              SHARES            VALUE(a)
ROAD & RAIL (0.6%)
Hertz Global Holdings                               56,200(b)   $      899,200
Union Pacific                                       16,100           1,457,372
                                                                --------------
Total                                                                2,356,572
------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.9%)
Countrywide Financial                               10,700             425,004
Fannie Mae                                          97,845           5,580,100
Freddie Mac                                         85,630           5,750,911
                                                                --------------
Total                                                               11,756,015
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $321,777,674)                                            $  385,186,011
------------------------------------------------------------------------------

MONEY MARKET FUND (6.5%)(e)

                                                   SHARES             VALUE(a)
RiverSource Short-Term Cash Fund                25,876,215(f)   $   25,876,215
------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $25,876,215)                                             $   25,876,215
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $347,653,889)(g)                                         $  411,062,226
==============================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2006, the value of foreign securities represented 8.9% of net assets.

(d) At Nov. 30, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 3.4% of net assets. See
      Note 5 to the financial statements. 3.1% of net assets is the Fund's cash equivalent position.

(f)   Affiliated Money Market Fund -- See Note 6 to the financial statements.

(g) At Nov. 30, 2006, the cost of securities for federal income tax purposes was approximately $347,654,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $65,927,000
      Unrealized depreciation                                      (2,519,000)
      -----------------------------------------------------------------------
      Net unrealized appreciation                                 $63,408,000
      -----------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT 11

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOV. 30, 2006 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $321,777,674)                                 $   385,186,011
   Affiliated money market fund (identified cost $25,876,215) (Note 6)                       25,876,215
-------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $347,653,889)                              411,062,226
Cash in bank on demand deposit                                                                        1
Capital shares receivable                                                                         4,405
Dividends and accrued interest receivable                                                       821,069
Receivable for investment securities sold                                                     2,343,769
-------------------------------------------------------------------------------------------------------
Total assets                                                                                414,231,470
-------------------------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                                           44,994
Payable for investment securities purchased                                                      91,602
Payable upon return of securities loaned (Note 5)                                            13,570,000
Accrued investment management services fee                                                        7,991
Accrued distribution fee                                                                         70,505
Accrued transfer agency fee                                                                         292
Accrued administrative services fee                                                                 657
Other accrued expenses                                                                          141,695
-------------------------------------------------------------------------------------------------------
Total liabilities                                                                            13,927,736
-------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                      $   400,303,734
=======================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                $       686,580
Additional paid-in capital                                                                  289,589,547
Undistributed net investment income                                                           3,934,402
Accumulated net realized gain (loss)                                                         42,684,868
Unrealized appreciation (depreciation) on investments                                        63,408,337
-------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                $   400,303,734
=======================================================================================================
Net assets applicable to outstanding shares:        Class A                             $   221,251,174
                                                    Class B                             $    94,570,903
                                                    Class C                             $     6,870,905
                                                    Class I                             $    77,477,505
                                                    Class Y                             $       133,247
Net asset value per share of outstanding capital
 stock:                                             Class A shares         37,725,804   $          5.86
                                                    Class B shares         16,619,905   $          5.69
                                                    Class C shares          1,203,960   $          5.71
                                                    Class I shares         13,085,758   $          5.92
                                                    Class Y shares             22,589   $          5.90
-------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 5)                                       $    13,335,800
-------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

12 RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS

SIX MONTHS ENDED NOV. 30, 2006 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends                                                                             $   4,297,287
Interest                                                                                    107,207
Income distributions from affiliated money market fund (Note 6)                             236,551
Fee income from securities lending (Note 5)                                                  11,166
   Less foreign taxes withheld                                                               (4,601)
---------------------------------------------------------------------------------------------------
Total income                                                                              4,647,610
---------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                        1,579,280
Distribution fee
   Class A                                                                                  274,871
   Class B                                                                                  485,849
   Class C                                                                                   34,688
Transfer agency fee                                                                         309,504
Incremental transfer agency fee
   Class A                                                                                   20,147
   Class B                                                                                   16,562
   Class C                                                                                    1,020
Service fee -- Class Y                                                                           62
Administrative services fees and expenses                                                   123,076
Compensation of board members                                                                 7,474
Custodian fees                                                                               44,770
Printing and postage                                                                         49,125
Registration fees                                                                            30,050
Audit fees                                                                                   11,000
Other                                                                                        16,649
---------------------------------------------------------------------------------------------------
Total expenses                                                                            3,004,127
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)        (154,419)
---------------------------------------------------------------------------------------------------
                                                                                          2,849,708
   Earnings and bank fee credits on cash balances (Note 2)                                  (11,218)
---------------------------------------------------------------------------------------------------
Total net expenses                                                                        2,838,490
---------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                           1,809,120
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                        27,083,070
   Payment from affiliate (Note 2)                                                            3,584
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                  27,086,654
Net change in unrealized appreciation (depreciation) on investments                       4,792,071
---------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                           31,878,725
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                       $  33,687,845
===================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT 13

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        NOV. 30, 2006
                                                                       SIX MONTHS ENDED     MAY 31, 2006
                                                                         (UNAUDITED)         YEAR ENDED
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                        $      1,809,120    $     3,161,579
Net realized gain (loss) on investments                                      27,086,654         44,708,188
Net change in unrealized appreciation (depreciation) on investments           4,792,071          4,224,875
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              33,687,845         52,094,642
----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                        --         (1,331,261)
      Class I                                                                        --           (671,792)
      Class Y                                                                        --               (695)
   Net realized gain
      Class A                                                                        --        (24,495,987)
      Class B                                                                        --        (12,485,323)
      Class C                                                                        --           (866,694)
      Class I                                                                        --         (6,936,572)
      Class Y                                                                        --            (10,721)
----------------------------------------------------------------------------------------------------------
Total distributions                                                                  --        (46,799,045)
----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                   13,505,431         28,046,358
   Class B shares                                                             2,176,863          7,310,129
   Class C shares                                                               206,463            677,479
   Class I shares                                                             9,057,882         32,832,716
   Class Y shares                                                                 4,000              5,000
Reinvestment of distributions at net asset value
   Class A shares                                                                    --         25,413,919
   Class B shares                                                                    --         12,307,413
   Class C shares                                                                    --            842,988
   Class I shares                                                                    --          7,607,783
   Class Y shares                                                                    --             10,212
Payments for redemptions
   Class A shares                                                           (32,298,462)      (102,023,150)
   Class B shares (Note 2)                                                  (21,119,342)       (60,497,822)
   Class C shares (Note 2)                                                   (1,041,801)        (3,582,703)
   Class I shares                                                           (26,414,883)        (1,439,503)
   Class Y shares                                                                    --            (58,853)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions           (55,923,849)       (52,548,034)
----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                     (22,236,004)       (47,252,437)
Net assets at beginning of period                                           422,539,738        469,792,175
----------------------------------------------------------------------------------------------------------
Net assets at end of period                                            $    400,303,734    $   422,539,738
==========================================================================================================
Undistributed net investment income                                    $      3,934,402    $     2,125,282
----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

14 RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

(Unaudited as to Nov. 30, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in securities of large, well established U.S. and multinational companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represented 19.35% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


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RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT 15

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


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16 RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


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RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT 17

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.


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18 RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that decline from 0.73% to 0.60% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $81,852 for the six months ended Nov. 30, 2006.

The Investment Manager has a Subadvisory Agreement with Lord, Abbett & Co.
LLC.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $7,204 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include: Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.


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RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT 19

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund will pay the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets for this service attributable to Class R4 shares.

Class I currently pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Under the current Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $88,118 for Class A, $50,697 for Class B and $178 for Class C for the six months ended Nov. 30, 2006.


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20 RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT

For the six months ended Nov. 30, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.27% for Class A, 2.04% for Class B, 2.04% for Class C and 1.10% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $106,812, $44,508, $3,049 and $50, respectively. In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustments, will not exceed 1.23% for Class A, 2.00% for Class B, 2.00% for Class C, 0.88% for Class I and 1.06% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2006, the Fund's custodian and transfer agency fees were reduced by $11,218 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $3,584 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $103,860,696 and $161,368,954, respectively, for the six months ended Nov. 30, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                         SIX MONTHS ENDED NOV. 30, 2006
                             CLASS A       CLASS B     CLASS C     CLASS I    CLASS Y
-------------------------------------------------------------------------------------
Sold                        2,500,996       402,965     38,114    1,623,067       696
Issued for reinvested
   distributions                   --            --         --           --        --
Redeemed                   (5,841,962)   (3,995,487)  (192,632)  (4,615,658)       --
-------------------------------------------------------------------------------------
Net increase (decrease)    (3,340,966)   (3,592,522)  (154,518)  (2,992,591)      696
-------------------------------------------------------------------------------------

                                            YEAR ENDED MAY 31, 2006
                            CLASS A       CLASS B      CLASS C     CLASS I    CLASS Y
-------------------------------------------------------------------------------------
Sold                        5,127,418     1,372,669    127,671    5,980,958       929
Issued for reinvested
   distributions            4,944,341     2,451,676    167,592    1,471,525     1,979
Redeemed                  (18,762,180)  (11,380,865)  (675,955)    (268,311)  (10,528)
-------------------------------------------------------------------------------------
Net increase (decrease)    (8,690,421)   (7,556,520)  (380,692)   7,184,172    (7,620)
-------------------------------------------------------------------------------------


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RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT 21

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At Nov. 30, 2006, securities valued at $13,335,800 were on loan to brokers. For collateral, the Fund received $13,570,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $11,166 for the six months ended Nov. 30, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2006.


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22 RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to our motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Discovery is currently set to end in March 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to


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RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT 23
complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


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24 RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                         2006(g)          2006          2005         2004            2003
Net asset value, beginning of period            $   5.40          $  5.36      $   5.00     $   4.19        $   4.56
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .02              .04           .02          .01             .01
Net gains (losses) (both realized
 and unrealized)                                     .44              .60           .36          .81            (.38)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                     .46              .64           .38          .82            (.37)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  --             (.04)         (.02)        (.01)             --
Tax return of capital                                 --             (.56)           --           --              --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                   --             (.60)         (.02)        (.01)             --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $   5.86          $  5.40      $   5.36     $   5.00        $   4.19
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $    221          $   222      $    267     $    248        $    185
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net asset(b)                                 1.27%(c),(d)     1.26%         1.29%        1.37%(d)        1.34%(d)
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                        1.00%(c)          .85%          .72%         .37%            .51%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                    26%              46%           40%          34%             46%
--------------------------------------------------------------------------------------------------------------------
Total return(e)                                     8.52%(f)        12.41%         7.66%       19.56%          (8.09%)
--------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Adjusted to an annual basis.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.37% for the six months ended Nov. 30, 2006 and 1.38% and 1.42% for the years ended May 31, 2004 and 2003, respectively.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Nov. 30, 2006 (Unaudited).


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RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT 25

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                         2006(g)          2006          2005         2004            2003
Net asset value, beginning of period            $   5.26          $  5.25      $   4.91     $   4.14        $   4.54
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .01              .01          (.02)        (.01)           (.01)
Net gains (losses) (both realized
 and unrealized)                                     .42              .56           .36          .78            (.39)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                     .43              .57           .34          .77            (.40)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                     --             (.56)           --           --              --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $   5.69          $  5.26      $   5.25     $   4.91        $   4.14
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $     95          $   106      $    146     $    154        $    121
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                                2.04%(c),(d)     2.02%         2.06%        2.13%(d)        2.11%(d)
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                         .22%(c)          .08%         (.06%)       (.40%)          (.27%)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                    26%              46%           40%          34%             46%
--------------------------------------------------------------------------------------------------------------------
Total return(e)                                     8.17%(f)        11.46%         6.92%       18.60%          (8.81%)
--------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Adjusted to an annual basis.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.13% for the six months ended Nov. 30, 2006 and 2.14% and 2.18% for the years ended May 31, 2004 and 2003, respectively.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Nov. 30, 2006 (Unaudited).


------------------------------------------------------------------------------

26 RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                         2006(g)          2006          2005         2004            2003
Net asset value, beginning of period            $   5.27          $  5.26      $   4.92     $   4.15        $   4.55
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .01              .01          (.02)        (.01)           (.01)
Net gains (losses) (both realized
 and unrealized)                                     .43              .56           .36          .78            (.39)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                     .44              .57           .34          .77            (.40)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                     --             (.56)           --           --              --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $   5.71          $  5.27      $   5.26     $   4.92        $   4.15
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $      7          $     7      $      9     $      9        $      7
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                                2.04%(c),(d)     2.02%         2.05%        2.13%(d)        2.11%(d)
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                         .23%(c)          .12%         (.05%)       (.39%)          (.26%)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                    26%              46%           40%          34%             46%
--------------------------------------------------------------------------------------------------------------------
Total return(e)                                     8.35%(f)        11.44%         6.91%       18.55%          (8.79%)
--------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Adjusted to an annual basis.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.13% for the six months ended Nov. 30, 2006 and 2.14% and 2.18% for the years ended May 31, 2004 and 2003, respectively.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Nov. 30, 2006 (Unaudited).


------------------------------------------------------------------------------

RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT 27

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                         2006(h)          2006          2005         2004(b)
Net asset value, beginning of period            $   5.44          $  5.40      $   5.02     $   5.21
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .04              .07           .04          .03
Net gains (losses) (both realized
 and unrealized)                                     .44              .59           .38         (.22)
----------------------------------------------------------------------------------------------------
Total from investment operations                     .48              .66           .42         (.19)
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  --             (.06)         (.04)          --
Distributions from realized gains                     --             (.56)           --           --
----------------------------------------------------------------------------------------------------
Total distributions                                   --             (.62)         (.04)          --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                  $   5.92          $  5.44      $   5.40     $   5.02
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $     77          $    87      $     48     $      8
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c)                                 .91%(d)          .80%          .85%         .93%(d),(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                        1.37%(d)         1.34%         1.24%        1.12%(d)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                    26%              46%           40%          34%
----------------------------------------------------------------------------------------------------
Total return(f)                                     8.82%(g)        12.81%         8.36%       (3.65%)(g)
----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.03% for the period ended May 31, 2004.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Nov. 30, 2006 (Unaudited).


------------------------------------------------------------------------------

28 RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT

CLASS Y*

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                         2006(g)          2006          2005         2004            2003
Net asset value, beginning of period            $   5.42          $  5.38      $   5.02     $   4.21        $   4.57
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .03              .05           .03          .02             .02
Net gains (losses) (both realized
 and unrealized)                                     .45              .59           .36          .80            (.38)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                     .48              .64           .39          .82            (.36)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  --             (.04)         (.03)        (.01)             --
Distributions from realized gains                     --             (.56)           --           --              --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                   --             (.60)         (.03)        (.01)             --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $   5.90          $  5.42      $   5.38     $   5.02        $   4.21
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $     --          $    --      $     --     $     --        $     --
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                                1.10%(c),(d)     1.07%         1.12%        1.19%(d)        1.16%(d)
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                        1.18%(c)         1.04%          .90%         .59%            .67%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                    26%              46%           40%          34%             46%
--------------------------------------------------------------------------------------------------------------------
Total return(e)                                     8.86%(f)        12.48%         7.79%       19.59%          (7.84%)
--------------------------------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Adjusted to an annual basis.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.18% for the six months ended Nov. 30, 2006 and 1.22% and 1.24% for the years ended May 31, 2004 and 2003, respectively.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Nov. 30, 2006 (Unaudited).


------------------------------------------------------------------------------

RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT 29

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------

30 RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT

                                    BEGINNING         ENDING          EXPENSES
                                  ACCOUNT VALUE    ACCOUNT VALUE   PAID DURING       ANNUALIZED
                                  JUNE 1, 2006     NOV. 30, 2006   THE PERIOD(a)   EXPENSE RATIO
Class A
   Actual(b)                          $1,000         $1,085.20        $ 6.64           1.27%
   Hypothetical
   (5% return before expenses)        $1,000         $1,018.70        $ 6.43           1.27%
Class B
   Actual(b)                          $1,000         $1,081.70        $10.65           2.04%
   Hypothetical
   (5% return before expenses)        $1,000         $1,014.84        $10.30           2.04%
Class C
   Actual(b)                          $1,000         $1,083.50        $10.65           2.04%
   Hypothetical
   (5% return before expenses)        $1,000         $1,014.84        $10.30           2.04%
Class I
   Actual(b)                          $1,000         $1,088.20        $ 4.76            .91%
   Hypothetical
   (5% return before expenses)        $1,000         $1,020.51        $ 4.61            .91%
Class Y
   Actual(b)                          $1,000         $1,088.60        $ 5.76(c)        1.10%
   Hypothetical
   (5% return before expenses)        $1,000         $1,019.55        $ 5.57(c)        1.10%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended Nov. 30, 2006:
      +8.52% for Class A, +8.17% for Class B, +8.35% for Class C, +8.82% for
      Class I and +8.86% for Class Y.

(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May
      31, 2007, unless sooner terminated at the discretion of the Fund's
      Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.06% for Class R4. Any amounts waived will not be reimbursed by the Fund. These changes are effective
      Dec. 11, 2006. If these changes had been in place for the six-month period ended Nov. 30, 2006, the actual and hypothetical expenses paid for Class Y would have been the same as those presented in the table above.


------------------------------------------------------------------------------

RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT 31

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

32 RIVERSOURCE VALUE FUND - 2006 SEMIANNUAL REPORT

RIVERSOURCE(SM) VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

RIVERSOURCE [LOGO](SM)   This report must be accompanied or preceded by the
      INVESTMENTS        Fund's current prospectus. RiverSource(SM) mutual
                         funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members
                         NASD, and managed by RiverSource Investments, LLC.
                         These companies are part of Ameriprise Financial, Inc.
                                                               S-6249 G (1/07)

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                       RiverSource Managers Series, Inc.





By                                 /s/ Patrick T. Bannigan
                                   -----------------------
                                       Patrick T. Bannigan
                                       President and Principal Executive Officer

Date                                   February 2, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.





By                                 /s/ Patrick T. Bannigan
                                   -----------------------
                                       Patrick T. Bannigan
                                       President and Principal Executive Officer

Date                                   February 2, 2007





By                                 /s/ Jeffrey P. Fox
                                   -----------------------
                                       Jeffrey P. Fox
                                       Treasurer and Principal Financial Officer

Date                                   February 2, 2007